SCHEDULE 14C
INFORMATION REQUIRED IN INFORMATION STATEMENT
(RULE 14C-101)
SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934
(Amendment No. 1)

Check the appropriate box:

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Preliminary Information Statement

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Confidential, for Use of the Commission

Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

XENACARE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

not applicable

(Name of Person(s) Filing Information statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies: _________

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

$_____ per share as determined under Rule 0-11 under the Exchange Act.

(4)

Proposed maximum aggregate value of transaction: $________________

(5)

Total fee paid: $_________

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount previously paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

XENACARE HOLDINGS, INC.

14000 Military Trail, Suite 104
Delray Beach, Florida 33484
Telephone 561-496-6676

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

__________________, 2008

Dear Shareholder:

This information statement is being furnished to the shareholders of XenaCare Holdings, Inc. in lieu of a Special Meeting in connection with the proposals (the “Proposals”) below:

•

to amend our articles of incorporation to increase our authorized shares of common stock to 200,000,000;

•

to amend our articles of incorporation to change our name to SunWorld Holdings, Inc.;

•

approval to adopt and implement a stock option plan; and

•

to amend our articles of incorporation to effectuate a 4 to 1 reverse split of our outstanding common stock.

This information statement is being sent in lieu of a special meeting. XenaCare has adopted the Proposals discussed in this information statement by the written consent of stockholders holding a majority of the voting power of XenaCare’s common stock. The proposal to increase our authorized common stock has been made in connection with XenaCare’s intended acquisition of Sun Packing, Inc., a Texas corporation, pursuant to a Share Exchange Agreement and Plan of Reorganization dated August 12, 2008 and amended on September 5, 2008, with Sun Packing, Inc., a company organized under the laws of the State of Texas; Wallisville Partners, Ltd., a limited partnership organized under the laws of the State of Texas; and Jon L. Grossman and Peter L. Elston, shareholders of Sun Packing.

XenaCare’s Board of Directors approved and recommended, pursuant to a written consent dated November 20, 2008 that the Proposals be accepted. XenaCare’s stockholders holding a majority of the voting power approved the Proposals, pursuant to a written consent dated November 20, 2008. XenaCare anticipates that the effectiveness of the Proposals will occur on or about December 31, 2008 (the “Effective Date”), which is immediately prior to the completion of the share exchange. If the Proposals were not adopted by written consent, it would have been necessary to submit them to XenaCare’s stockholders at a special or annual stockholders’ meeting convened for the specific purpose of approving the Proposals.

The elimination of the need for a special or annual meeting of stockholders to ratify or approve the Proposals is authorized by Section 607.0704 of the Florida Business Corporation Act (the FBCA) and XenaCare’s bylaws, which provides that the written consent of stockholders holding at least a majority of the voting power may be substituted for such a special or annual meeting. In order to eliminate the costs and management time involved in holding a special or annual meeting and in order to effect or ratify the Proposals as early as possible in order to accomplish the purposes of XenaCare, the board of directors of XenaCare voted to utilize the written consent of stockholders holding a majority of the voting power of the XenaCare.

Frank Rizzo, Accelerated Growth Financial, Inc., Connied, Inc., Crystal Financial, Inc., Florida Cartoon Collectors, Inc., Florida-American, Inc., Francine Closet, Inc., Funny Bones, Inc., Gizmo Fish, LLC, Frank J. Rizzo, IJN Financial, Inc., John Kessler, LWH Financial, Inc., Mountain Man Investor Group, Inc., SSE Capital Growth Fund, Inc., Sun-Rhea, Inc., TJAN Corp., Nautical Investors Group, Inc., Harbour View Investments, Inc., Steve

Markley, Bobby Story, Bare Choppers, Inc. and Tristoryman, Inc. beneficially owning in the aggregate 22,279,632 shares of common stock, representing approximately 51.42% of the voting power of XenaCare, gave their written consent to the Proposals described in this information statement on November 20, 2008. It is proposed that this information statement will be first sent to the stockholders on or about December 22, 2008. The record date established by XenaCare for purposes of determining the number of outstanding shares of common stock, and thus the voting power, is November 20, 2008 (the “Record Date”).

XenaCare is distributing this information statement to its stockholders in full satisfaction of any notice requirements it may have under the FBCA. No additional action will be undertaken by XenaCare with respect to the receipt of the written consents.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Sincerely,

/s/ Frank Rizzo
Frank Rizzo
President

OUTSTANDING VOTING STOCK OF XENACARE HOLDINGS, INC.

As of the Record Date, there were 43,331,695 shares of common stock outstanding. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders Frank Rizzo, Accelerated Growth Financial, Inc., Connied, Inc., Crystal Financial, Inc., Florida Cartoon Collectors, Inc., Florida-American, Inc., Francine Closet, Inc., Funny Bones, Inc., Gizmo Fish, LLC, Frank J. Rizzo, IJN Financial, Inc., John Kessler, LWH Financial, Inc., Mountain Man Investor Group, Inc., SSE Capital Growth Fund, Inc., Sun-Rhea, Inc., TJAN Corp., Nautical Investors Group, Inc., Harbour View Investments, Inc., Steve Markley, Bobby Story, Bare Choppers, Inc. and Tristoryman, Inc. have voted an aggregate of 22,279,632 shares of common stock in favor of the Proposals, which represents approximately 51.42% of the voting power of XenaCare’s common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date, with respect to (i) each person known to XenaCare to be the beneficial owner of more than 5% of XenaCare’s common stock; (ii) each officer and director of XenaCare; (iii) each person intending to file a written consent to the adoption of the Proposals; and (iv) all directors, executive officers and designated stockholders of the Company as a group. This information as to beneficial ownership was furnished to XenaCare by or on behalf of the persons named. Unless otherwise indicated, the business address of each person listed is 14000 Military Trail, Suite 104, Delray Beach, Florida 33484.

Name and Address	Number of Beneficially Owned Shares	Percentage of Outstanding Shares Beneficially Owned

Steve Markley(1)	100,000	*

Frank Rizzo(2)	3,656,361	8.4%

Bobby Story(3)	100,000	*

Dr. Alan Xenakis	4,044,450	9.3%

Officers and Directors as a Group	7,900,811	18.2%
(4 persons)

———————

*

Less than 1%

(1)

Does not include 3,159,144 shares of stock owned by adult family members or trusts for the benefit of minor family children as to which beneficial ownership is disclaimed.

(2)

Does not include 1,000,000 shares of stock owned by adult family members or trusts for the benefit of minor family children as to which beneficial ownership is disclaimed.

(3)

Does not include 3,158,207 shares of stock owned by adult family members or trusts for the benefit of minor family children as to which beneficial ownership is disclaimed.

Page
SUMMARY 1
QUESTIONS AND ANSWERS ABOUT THE SHARE EXCHANGE AGREEMENT AND AMENDMENTS TO OUR ARTICLES OF INCORPORATION 5
MARKET FOR COMMON STOCK 10
CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING INFORMATION 10
THE INFORMATION STATEMENT 11
General 11
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT 12
PROPOSAL ONE: AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK 13
General 13
Reasons for the Amendment 13
PROPOSAL TWO: APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE XENACARE’S NAME 14
General 14
Reasons for the Amendment 14
PROPOSAL THREE: APPROVAL TO ADOPT AND IMPLEMENT A STOCK OPTION PLAN 15
General 15
Summary of the New Plan 15
Administration of the New Plan 15
Eligibility 15
Stock Options 16
Stock Appreciation Rights 16
Stock Purchase Rights 16
Restricted and Unrestricted Stock Awards 17
Effect of Certain Corporate Transactions 17
PROPOSAL FOUR: APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECTUATE A 1 TO 4 REVERSE STOCK SPLIT 18
General 18
Purposes of the Recapitalization 18
Potential Risks of the Recapitalization 18
Principal Effects of the Recapitalization 19
Effective Date 20
Rounding of Fractional Shares 21
Exchange of Stock Certificates 21
Accounting Consequences 21
No Dissenters’ Rights 21
Certain Material Federal U.S. Income Tax Consequences of the Reverse Stock Split 21
Consequences to the Company Shareholders who receive Common Stock in the Reverse Stock Split 22
FEDERAL INCOME TAX CONSEQUENCES 22
SELECTED HISTORICAL FINANCIAL AND OPERATIONS DATA 23
CERTAIN INFORMATION CONCERNING THE SHARE EXCHANGE 24
Share Exchange 24
Potential Advantages and Disadvantages for XenaCare Shareholders 25
The Share Exchange Agreement 25
Penny Stock Rules 28
Management after the Share Exchange Agreement 29
Regulatory Approval 31
Accounting Treatment 31
Business Overview 31

Industry Background 31
Supply Side or Supply Chain Management 31
Operations 32
Personnel 32
Properties 32
Safety 32
Competition 33
Regulation 33
Environmental Matters 33
Related Party Transactions 33
Legal Proceedings 33
Management's Discussion and Analysis of Financial Condition and Results of Operations of Sun Packing, Inc. and Wallisville Partners, Ltd. 34
RISK FACTORS 42
Risks Relating to the Share Exchange 42
Risk Factors Relating To Sun Packing, Inc.'s Business 43
CERTAIN INFORMATION CONCERNING XENACARE 44

APPENDIX A SHARE EXCHANGE AGREEMENT, AS AMENDED
APPENDIX B DESIGNATION OF SERIES D PREFERRED STOCK
APPENDIX C ARTICLES OF AMENDMENT
APPENDIX D STOCK OPTION PLAN
APPENDIX E AUDITED FINANCIAL STATEMENTS OF SUN PACKING, INC. AND WALLISVILLE PARTNERS LTD
APPENDIX F UNAUDITED FINANCIAL STATEMENTS OF SUN PACKING, INC. AND WALLISVILLE PARTNERS LTD
APPENDIX G UNAUDITED PRO FORMA FINANCIAL STATEMENTS
APPENDIX H AUDITED FINANCIAL STATEMENTS OF XENACARE HOLDINGS, INC. FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
APPENDIX I UNAUDITED FINANCIAL STATEMENTS OF XENACARE HOLDINGS, INC. FOR THE PERIOD ENDED SEPTEMBER 30, 2008

SUMMARY

The following summary term sheet, together with Summary: Questions and Answers about the Proposals appearing elsewhere in this information statement highlight selected information from this information statement and may not contain all of the information that is important to you. We urge you to carefully read this entire document and the other documents that we refer to in this document. These documents will give you a more complete description of the Proposals. We have included page references in this summary to direct you to other places in this information statement where you can find a more complete description of the documents and terms that we have summarized. The proposal to increase our authorized common stock is a condition precedent to XenaCare’s share exchange with Sun Packing, Inc.

The following summary is not intended to be complete and is qualified in its entirety by reference to the more detailed information contained in this information statement and in the attached Appendices. References in this Summary and throughout the information statement to we, us, XenaCare or the Company refer to XenaCare Holdings, Inc. References to Sun Packing, Inc. or Sun Packing refer to Sun Packing, Inc. XenaCare has supplied all information contained in this information statement relating to XenaCare and Sun Packing, Inc. has supplied all information in this information statement relating to Sun Packing, Inc. Neither XenaCare nor Sun Packing, Inc. makes any representation as to information contained herein supplied by the other company.

The Share Exchange

XenaCare has entered into a Share Exchange Agreement and Plan of Reorganization dated August 12, 2008 as amended (the “Share Exchange”), with Sun Packing, Inc., a company organized under the laws of the State of Texas; Wallisville Partners, Ltd., a limited partnership organized under the laws of the State of Texas; and Jon L. Grossman and Peter L. Elston, shareholders of Sun Packing. Under the Share Exchange XenaCare will acquire all of the outstanding shares of Sun Packing in exchange of that number of shares of XenaCare’s common stock equal to 33.86% of the outstanding shares of the common stock of XenaCare as of the date of closing, on a fully diluted basis. In addition, XenaCare will designate and issue to the Sun Packing shareholders, shares of Series D Preferred Stock which, upon the occurrence of a triggering event, will be convertible into 20% of the outstanding shares of common stock of XenaCare as of the date of closing, on a fully diluted basis. The triggering event is the occurrence of both of the following events within 24 months of the closing: (1) for any consecutive 12 month period selected by current XenaCare management, XenaCare’s historical operations generate less than $10 million in gross revenues (less returns and allowances) and (2) for any consecutive 12 month period selected by current Sun Packing management, Sun Packing has either (i) $10 million or more in gross revenues (less returns and allowances) or (ii) net income computed in accordance with GAAP equal to or in excess of Sun Packing’s 2007 net income.

Upon the closing of the Share Exchange, Dr. Alan Xenakis has agreed to resign from serving on XenaCare’s board of directors and XenaCare has agreed to expand the number of seats on its board of directors from four to five. Sun Packing shareholders shall be entitled to appoint two directors to serve on the board. In addition, the closing of the Share Exchange is subject to conditions to closing, including, but not limited to, (1) an increase in XenaCare’s authorized common stock, (2) cancellation of all outstanding options, warrants, convertible securities of XenaCare, (3) elimination of certain XenaCare debt, (4) execution of employment agreements with the principals of Sun Packing, and (5) receipt of audited financial information for Sun Packing and Wallisville Partners, Ltd. for the years ended December 31, 2007 and 2006. The Share Exchange provides that the closing date shall be the later of (1) December 15, 2008 or (2) satisfaction or waiver of the conditions to closing the Share Exchange. In the event that either XenaCare or Sun Packing fails to satisfy any conditions to closing on or prior to December 31, 2008 unless such condition has been waived or such date extended, then the Share Exchange may be terminated without penalty by the other party. The Share Exchange is included as an appendix to this information statement. Additional copies will be furnished without charge to beneficial shareholders or shareholders of record upon request by mail to Secretary, XenaCare Holdings, Inc., 14000 Military Trail, Suite 104, Delray Beach, Florida 33484.

Sun Packing, Inc.

Sun Packing, organized in September 1997, is a packing and crating company. Sun Packing’s principal facilities and executive offices are located at 10077 Wallisville Rd., Houston, Harris County, Texas. The property is located within the city limits of Houston. Sun Packing specializes in export packing and crating which is substantially different from the standard crates made by most packing companies. Export packing and crating must meet the rigorous demands of protecting its cargo from mishandling during loading, movement while in stowage, exposure to the elements, especially in ocean transit or sitting on an airport tarmac and exposure to rough handling by stevedores or truckers in third world countries who are ill-equipped to handle large or heavy cargo loads. In addition, Sun Packing crates and packs hazardous materials for air and ocean shipment. The Company charges various fees for its crating and packing activities. For fiscal year ending December 31, 2007 Sun Packing had revenues of approximately $10,000,000 and is profitable. During the past two years, Sun Packing has focused on further developing its operations into a supply chain management and logistics operation by integrating electronic communications between its operations and those of its clients. For further information about Sun Packing, Inc.’s business and operations, please see Certain Information Concerning  the Share Exchange.

The Exchange and Capitalization1

XenaCare common shares outstanding on Record Date:	43,331,695.
XenaCare common shares outstanding following 1 for 4 reverse split:	10,832,924 Excludes fractional shares which will be rounded up to the nearest whole number.
Total XenaCare common shares to be issued to holders of Series A preferred stock:	2,708,231
Total XenaCare common shares to be issued to Sun Packing, Inc. Shareholders under terms of Share Exchange:	6,932,344 common shares
Total XenaCare shares outstanding following the conversion of the Series A preferred stock and issuance of shares to Sun Packing shareholders under Share Exchange:	20,473,499
Total XenaCare Series D preferred shares which may be issued to Sun Packing, Inc. Shareholders subsequent to Share Exchange:	5,118,374 common shares
Total XenaCare shares outstanding assuming the conversion of all Series D preferred shares:	25,591,873 common shares
Ownership interests of current XenaCare Shareholders before Share Exchange:	100%
Ownership interests of current XenaCare Shareholders after the Share Exchange:	66.14%
Ownership interests of current XenaCare Shareholders assuming conversion of all Series D preferred shares:	52.91%

For more information on the terms of the Share Exchange, please see The Share Exchange Agreement. The proposal to increase our authorized common stock is a condition to the Share Exchange. As described in this information statement, the holders of a majority of the common stock of XenaCare have approved:

Proposal 1:

to amend our articles of incorporation to increase our authorized common stock to 200,000,000 shares

Proposal 2:

to amend our articles of incorporation to change our name to SunWorld Holdings, Inc.

Proposal 3:

to adopt and implement a stock option plan

Proposal 4:

to amend our articles of incorporation to effectuate a 4-to-1 reverse split of our outstanding common stock

———————

1

The Exchange and Capitalization assume the following:  (i) an increase in authorized common stock, (ii) a 1 for 4 reverse split, (iii) conversion of Series A preferred stock, and (iv) issuance of XenaCare common stock to Sun Packing, Inc. shareholders.

Pursuant to the Share Exchange:

•

Sun Packing, Inc. will become our wholly owned subsidiary.

•

The board of directors will consist of Frank Rizzo, Bobby Story, Steve Markley, Jon Grossman and Peter Elston. Jon Grossman will become the new Principal Executive Officer and Frank Rizzo will be President and Steve Markley will be Chairman of the Board of Directors. We have included a discussion of the new management of XenaCare later in this information statement.

•

The effect of the Share Exchange will result in substantial dilution to our current Shareholders.

Material Advantages and Disadvantages of the Share Exchange to XenaCare and its Shareholders

Advantages:

•

We believe Sun Packing, Inc.'s business is complementary to our current business operations, and the combined operations will exceed our current operations, which may result in an increase in the value of your investment in our company.

•

We believe Sun Packing, Inc.’s management experience will enhance current management’s ability to increase the value of your investment in our company.

•

We believe the operations of Sun Packing will positively enhance our cash flow, provide additional sources of working capital and increase our borrowing capacity.

Disadvantages:

•

If Sun Packing, Inc.'s business plan is not successful, our stock price may decrease and your investment in our company will decrease in value.

•

You will suffer immediate dilution as a result of the Share Exchange.

Conditions to closing the Share Exchange

In order to complete the Share Exchange:

•

XenaCare shall have maintained its quotation on the OTCBB;

•

Sun Packing’s lenders shall have approved the terms of the Share Exchange;

•

XenaCare shall have amended its articles of incorporation to increase its authorized common stock to 200,000,000 shares; and

•

XenaCare officers, directors and other third parties have converted all outstanding preferred stock, common stock purchase options and warrants and a substantial portion of the outstanding debt will have been converted into stock of the XenaCare.

Termination of the Share Exchange

The Share Exchange may be terminated:

•

By mutual consent of XenaCare and Sun Packing, Inc.;

•

By either party if all of the conditions to such party’s obligation to close have not been satisfied or waived on or before December 31, 2008; or

•

There has been a material misrepresentation, breach of warrant or breach of covenant by the other party which remains uncured after 30 days notice.

Voting on the Proposals

The proposals were approved by majority shareholder written consent. This information statement is being sent for notice purposes only. The proposals were approved stockholders Frank Rizzo, Accelerated Growth Financial, Inc., Connied, Inc., Crystal Financial, Inc., Florida Cartoon Collectors, Inc., Florida-American, Inc., Francine Closet, Inc., Funny Bones, Inc., Gizmo Fish, LLC, Frank J. Rizzo, IJN Financial, Inc., John Kessler, LWH Financial, Inc., Mountain Man Investor Group, Inc., SSE Capital Growth Fund, Inc., Sun-Rhea, Inc., TJAN Corp., Nautical Investors Group, Inc., Harbour View Investments, Inc., Steve Markley, Bobby Story, Bare Choppers, Inc. and Tristoryman, Inc. who collectively own approximately 51.42% of the shares of XenaCare common stock.

QUESTIONS AND ANSWERS ABOUT THE SHARE EXCHANGE AGREEMENT AND AMENDMENTS TO OUR ARTICLES OF INCORPORATION

Q:

WHY ARE WE SENDING OUR SHAREHOLDERS THIS INFORMATION STATEMENT?

A:

XenaCare is mailing this information statement in lieu of a special meeting to notify its shareholders that the following proposals have been adopted by majority written consent:

•

to amend our articles of incorporation to increase our authorized common stock to 200,000,000 shares;

•

to amend our articles of incorporation to change our name to SunWorld Holdings, Inc.;

•

to adopt and implement a stock option plan; and

•

to amend our articles of incorporation to effectuate a 1 for 4 reverse split of our outstanding common stock.

Approval of the amendments to our articles of incorporation required the affirmative vote of at least a majority of all issued and outstanding shares of XenaCare common stock. 22,279,632 shares of common stock are owned by Frank Rizzo, Accelerated Growth Financial, Inc., Connied, Inc., Crystal Financial, Inc., Florida Cartoon Collectors, Inc., Florida-American, Inc., Francine Closet, Inc., Funny Bones, Inc., Gizmo Fish, LLC, Frank J. Rizzo, IJN Financial, Inc., John Kessler, LWH Financial, Inc., Mountain Man Investor Group, Inc., SSE Capital Growth Fund, Inc., Sun-Rhea, Inc., TJAN Corp., Nautical Investors Group, Inc., Harbour View Investments, Inc., Steve Markley, Bobby Story, Bare Choppers, Inc. and Tristoryman, Inc. which constitute approximately 51.42% of the total number of shares of XenaCare’s stock entitled to vote, were voted in favor of all proposals.

XenaCare is seeking to acquire a wholly owned interest in Sun Packing, Inc. with the goal of enhancing shareholder value. The amendment to XenaCare’s articles of incorporation to increase our authorized common stock to 200,000,000 shares is a condition to closing the Share Exchange.

A copy of the Share Exchange is attached to this information statement and incorporated by reference as Appendix A. A copy of the amendments to the articles of incorporation are attached to this information statement as Appendix B and C. A copy of the stock option plan is attached to this information statement as Appendix D. You are urged to read these documents and agreements in their entirety.

Q:

WHY IS XENACARE PROPOSING THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE ITS AUTHORIZED SHARES OF COMMON STOCK?

A:

The increase in authorized common stock is a condition of the Share Exchange. While the amendment is a condition of the Share Exchange, it is not contingent upon effectiveness of the Share Exchange.

Q:

WHY IS XENACARE PROPOSING THE SHARE EXCHANGE WITH SUN PACKING, INC.?

A:

We believe the Share Exchange will benefit XenaCare and our current shareholders because we believe the assets of Sun Packing, Inc. and the prospects of Sun Packing, Inc.'s business, combined with our current business, will give our shareholders a greater chance of increasing the value of their investment than if we continue with only our current business. Sun Packing, Inc.'s improved opportunities for growth after the completion of the Share Exchange will hopefully result in an increased stock price, which directly effects our shareholders' investments in our company.

Q:

WHAT ARE THE RISKS AND DISADVANTAGES OF THE SHARE EXCHANGE TO XENACARE AND OUR SHAREHOLDERS?

A:

There are certain risks and disadvantages to the Share Exchange. These risks and disadvantages include:

•

Sun Packing, Inc.’s business plan may never be realized and as a result, there may be a decrease in our stock price, which would adversely affect the stock ownership value of our shareholders.

•

our current shareholders are subject to immediate and substantial dilution. Sun Packing shareholders will receive 33.86% of our common stock upon closing of the Share Exchange and may acquire additional shares of common stock upon the conversion of the shares of preferred stock issued equaling 20% of XenaCare’s common stock as of the date of closing of the share exchange.

Q:

WHY IS SUN PACKING, INC. PROPOSING THE SHARE EXCHANGE?

A.

Sun Packing, Inc. is proposing the Share Exchange in order to provide its shareholders with greater liquidity through the public stock market. As a subsidiary of a public company, Sun Packing, Inc. should also have greater access to capital markets for the continued development and expansion of its operations. Once affiliated with a public company, Sun Packing, Inc. shareholders may also have a better ability to liquidate their investment in Sun Packing, Inc., as they will own stock in a public company.

Q:

WHY IS XENACARE PROPOSING THE NAME CHANGE?

A:

The name change is contingent upon effectiveness of the Share Exchange. The name change will more accurately reflect the new combined business of our company.

Q:

WHY IS XENACARE PROPOSING THE IMPLEMENTATION OF A STOCK OPTION PLAN?

A:

The stock option plan allows XenaCare to offer competitive compensation packages to employees, directors and consultants by providing these individuals the opportunity to acquire or increase their proprietary interest in XenaCare and thereby adding to their incentive to contribute to the performance and growth of XenaCare.

Q:

WHY IS XENACARE PROPOSING THE AMENDMENT TO THE ARTICLES OF AMENDMENT TO EFFECTUATE A REVERSE SPLIT?

A:

The board believes that the anticipated higher market price resulting from the reverse split may reduce, to some extent, the negative effects on the liquidity and marketability of the common stock inherent in some of the policies and practices of institutional investors and brokerage firms.

Q:

WHAT IS THE CURRENT BUSINESS OF SUN PACKING, INC.?

A:

Sun Packing, organized in September 1997, is a packing and crating company. Sun Packing’s principal facilities and executive offices are located at 10077 Wallisville Rd., Houston, Harris County, Texas. The property is located within the city limits of Houston. Sun Packing specializes in export packing and crating which is substantially different from the standard crates made by most packing companies. Export packing and crating must meet the rigorous demands of protecting its cargo from mishandling during loading, movement while in stowage, exposure to the elements, especially in ocean transit or sitting on an airport tarmac, to rough handling by stevedores or truckers in third world countries who are ill-equipped to handle large or heavy cargo loads. In addition, the Company crates and packs hazardous materials for air and ocean shipment. For fiscal year ending December 31, 2007, Sun Packing had revenues of approximately $10,200,000 and is profitable. During the past two years, Sun Packing has focused on further developing its operations into a supply chain management and logistics operation by integrating electronic communications between its operations and those of its clients.

Q:

WHAT WILL HAPPEN IN THE PROPOSED SHARE EXCHANGE?

A:

XenaCare’s operating subsidiaries and current operations and assets will be consolidated under one operating subsidiary (SunWorld Media, Corp.) and Sun Packing, Inc. will become a wholly owned subsidiary of the public company.

Q:

WHAT ARE THE IMPLICATIONS OF THE PROPOSALS FOR XENACARE'S CURRENT BUSINESS?

A:

XenaCare will combine and consolidate its current operations under one operating subsidiary (SunWorld Media, Corp.). XenaCare will maintain its current operations and conduct the Sun Packing, Inc.'s business under a separate subsidiary. The parent company will be managed under the combined leadership of Sun Packing, Inc.'s current management and XenaCare’s current management. Current shareholder ownership of XenaCare will be reduced from 100% to approximately 66.14% of the surviving entity at the close of the Share Exchange and may be further diluted to 52.91% of the surviving entity assuming conversion of the preferred stock issued to the Sun Packing shareholders. Current shareholders of XenaCare will experience substantial dilution if the Share Exchange is completed.

Q:

WHAT ARE THE TERMS OF THE SHARE EXCHANGE?

A:

General. Upon the consummation of the transactions contemplated by the Share Exchange, the Sun Packing, Inc. shareholders will receive an aggregate of (i) 33.86% of the outstanding shares of common stock of XenaCare as of the date of closing of the share exchange (approximately 6,932,344 shares of common stock assuming 1 for 4 reverse split and (ii) shares of Series D Convertible Preferred Stock convertible into 20% of XenaCare’s fully diluted common stock as of the closing of the Share Exchange (approximately 5,118,374 shares of common stock assuming 1 for 4 reverse stock split and Sun Packing, Inc. will become a wholly owned subsidiary of XenaCare. See Approval of the Share Exchange Agreement – The Share Exchange -- Effects of the Share Exchange, Approval of the Share Exchange Agreement -- The Share Exchange Agreement -- Certain Conditions to Consummation of the Share Exchange for a more detailed discussion. Assuming all conditions to the share exchange are satisfied or waived, it is anticipated that the Share Exchange will be effective 20 days after the mailing of this information statement.

Conditions to Closing. In addition to other conditions to consummation of the Share Exchange customary to agreements of this type, the Share Exchange provides that the obligations of the parties to effect the Share Exchange are subject to the satisfaction, among others, of the following conditions:

•

XenaCare shall have maintained its quotation on the OTCBB;

•

XenaCare shall have contributed it current operations to an operating subsidiary;

•

XenaCare shall have cancelled or converted all outstanding options, warrants and other convertible securities;

•

XenaCare shall have amended its articles of incorporation to increase its authorized capital stock;

•

XenaCare officers, directors and other third parties have converted a substantial portion of the outstanding debt into XenaCare common stock, and

•

Sun Packing’s lenders shall have approved the transactions.

Termination of the Share Exchange agreement. The Share Exchange may be terminated by either party if:

•

all of the conditions to such party’s obligation to close have not been satisfied or waived by December 31, 2008, or

•

there has been a material misrepresentation, breach of warranty or breach of a covenant by the other party which remains uncured after 30 days notice.

Q:

WHO WILL SERVE AS MANAGEMENT OF XENACARE AFTER THE SHARE EXCHANGE?

A:

XenaCare has agreed that, as of the effective time of the Share Exchange, Dr. Alan Xenakis will resign from the board of directors and the board of directors will increase the total number of seats on the board of directors from four to five. The current board of directors at XenaCare will appoint Jon Grossman and Peter Elston, the designees of Sun Packing, Inc. to fill the vacancies on the board of directors and to serve on the board of directors of the surviving company until the next annual meeting of the shareholders. Mr. Story, Mr. Markley and Mr. Rizzo will continue to be Board members of XenaCare. The newly comprised board of directors will elect Jon Grossman to serve as Chief Executive Officer at the effective time of the Share Exchange of XenaCare. Biographical information concerning the new directors and officers is set forth in Approval of the Share Exchange Agreement -- The Management of XenaCare and the Surviving Company After the Share Exchange. At or prior to the effectiveness of the share exchange, the current operations of XenaCare shall be consolidated under one operating subsidiary of our company. The officers of this subsidiary shall be Frank Rizzo, Dr. Alan Xenakis and Bobby Story.

Q:

WHAT ARE THE INTERESTS OF THE AFFILIATES OF XENACARE AND SUN PACKING, INC.?

A:

The Share Exchange will not result in a change of control of XenaCare. Individuals who will serve as new directors and executive officers of XenaCare following the effective time of the Share Exchange currently own no shares of XenaCare's common stock. Following the Share Exchange, the current and future directors, executive officers and affiliates will be deemed to have such beneficial ownership of common stock as provided below.

In addition to the equity interests described below, the surviving entity will enter into employment agreements with Jon Grossman and Peter Elston and amended and restated employment agreements with Frank Rizzo and Bobby Story and other consultants to the company. The terms of these agreements and director compensation are set forth in Management after the Share Exchange – Compensation

	Shares Owned Prior to Effective Date		Shares Owned After 1 for 4 Reverse Split and Conversion of Series A Preferred Stock		Shares Owned Upon Issuance to Sun Packing Shareholders
Name	Number	Percentage	Number	Percentage	Number	Percentage
XenaCare
Steve Markley(1)	100,000	*	25,000 (2)	*	25,000	*
Frank Rizzo(2)	3,656,361	8.4%	914,090	6.8%	914,090	4.5%
Bobby Story(3)	100,000	*	25,000 (2)	*	25,000	*
Dr. Alan Xenakis	4,044,450	9.3%	1,011,113	7.5%	1,011,113	5.0%

Sun Packing
Jon Grossman	0	0%	0	0%	3,466,172(4)	16.9%
Peter Elston	0	0%	0	0%	3,466,172(4)	16.9%

Officers and Directors (5 persons)					7,896,434(1)(2)(3)(4)	38.6%

———————

*

Less than 1%

(1)

Does not include 3,159,144 shares of stock (pre reverse split) owned by adult family members or trusts for the benefit of minor family children as to which beneficial ownership is disclaimed.

(2)

Does not include 1,000,000 shares of stock (pre reverse split) owned by adult family members or trusts for the benefit of minor family children as to which beneficial ownership is disclaimed.

(3)

Does not include 3,158,207 shares of stock (pre reverse split) owned by adult family members or trusts for the benefit of minor family children as to which beneficial ownership is disclaimed.

(4)

Does not include an aggregate of 5,118,374 shares of common stock that may be issuable upon conversion of Series D preferred stock.

Q:

WHAT WILL BE THE ACCOUNTING TREATMENT?

A:

Under generally accepted accounting principles the Share Exchange will be accounted for as a pooling of interests. The assets and liabilities of Sun Packing, Inc. will be carried forward at market value.

Q:

WHAT ARE THE INTENDED FEDERAL INCOME TAX CONSEQUENCES?

A:

It is intended that the share exchange will qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the Code). It is not expected that the Share Exchange will result in any federal income tax consequences to shareholders of XenaCare. See Approval of the Share Exchange Agreement -- Certain Federal Income Tax Effects.

Q:

IS REGULATORY APPROVAL REQUIRED?

A:

XenaCare and Sun Packing, Inc. each believe that no regulatory approvals are or will be required in connection with the Share Exchange.

Q:

WILL XENACARE'S COMMON STOCK CONTINUE TO BE QUOTED ON THE OVER THE COUNTER BULLETIN BOARD (OTCBB)?

A:

Currently, our common stock is quoted on the OTCBB. The completion of the Share Exchange and other proposals should have no effect on the quotation of our common stock on the OTCBB.

Q:

WHEN WILL THE SHARE EXCHANGE OCCUR?

A:

We plan to complete the Share Exchange and the Proposals as soon as possible after the mailing of this information statement, subject to the satisfaction or waiver of the conditions to the Share Exchange. Although we cannot predict exactly when all conditions will be satisfied or waived, we hope to complete the transactions during the fourth calendar quarter of 2008. The Share Exchange provides for termination if the Share Exchange is not consummated by December 15, 2008, unless the both parties agree to a later date.

Q:

WHAT WILL HAPPEN IF THE SHARE EXCHANGE IS NOT CONSUMMATED?

A:

XenaCare currently has no other present plans or intentions to enter into another material acquisition. However, if the Share Exchange is not completed, management of XenaCare will review all available options and XenaCare may complete the reverse split, increase its authorized common stock and implement the stock option plan.

Q:

ARE DISSENTERS' RIGHTS AVAILABLE AND HOW DO I EXERCISE THEM?

A:

No. Florida law does not provide for dissenters’ rights for the proposal set forth in this information statement.

Q:

WHAT DO I NEED TO DO NOW?

A:

This information statement contains important information regarding the Share Exchange, amendments to our articles of incorporation and stock option plan. It also contains important information about what our management and board of directors, and the management and board of directors of Sun Packing, Inc., considered in evaluating the Share Exchange. We urge you to read this information statement carefully, including the appendices, and to consider how the Share Exchange and articles of amendment affect you as a shareholder.

Q:

DO I VOTE?

A:

No. The Proposals have already been approved. We are not asking you for a proxy.

Q:

WHO CAN HELP ANSWER MY QUESTIONS?

A:

If you have any questions regarding the matters discussed in this information statement or if you would like additional copies of this information statement, you should call XenaCare’s corporate offices at (561) 496-6676.

MARKET FOR COMMON STOCK

XenaCare's common stock is currently quoted on the OTCBB under the symbol XCHO. The stock is thinly traded and transactions in the stock are infrequent and sporadic. Sun Packing is not a public company and therefore no trading market exists for Sun Packing, Inc.'s common stock. Quotation of XenaCare’s common stock on the OTCBB commenced on March 5, 2008.

The closing sale quotation per share of XenaCare's common stock, as reported on the OTCBB on November 20, 2008 was $0.12 As of the date of this information statement there are approximately 187 holders of record of the Company's common stock. The Company has never paid cash dividends on its common stock. The Company presently intends to retain future earnings, if any, to finance the expansion of its business and does not anticipate that any cash dividends will be paid in the foreseeable future.

The following table sets forth the high and low bid quotations for XenaCare’s common stock for the fiscal periods indicated. These quotations, as reported by the OTCBB, reflect prices between dealers, do not include retail mark-ups, markdowns, or commissions, and may not necessarily represent actual transactions.

Calendar Period	High	Low
Quarter ended March 31, 2008	$5.25	$3.00
Quarter ended June 30, 2008	$3.00	$0.75
Quarter ended September 30, 2008	$1.15	$0.051

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING INFORMATION

This information statement contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of each of XenaCare and Sun Packing, Inc., and the effect of the Share Exchange. Because such statements are subject to risks and uncertainties, actual results may differ materially from historical results and those presently anticipated or projected. XenaCare's shareholders are cautioned not to place undue reliance on such statements, which speak only as of the date hereof. Among the factors that could cause actual results in the future to differ materially from any opinions or statements expressed with respect to future periods are those described in the section of this information statement entitled Risk Factors Neither XenaCare nor Sun Packing, Inc. undertakes any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

THE INFORMATION STATEMENT

General

This information statement is being furnished to shareholders of XenaCare in lieu of a special meeting of shareholders in connection with the following Proposals:

•

to amend or articles of incorporation to increase our authorized common stock to 200,000,0000 shares;

•

to amend our articles of incorporation to change our name to SunWorld Holdings, Inc.;

•

to adopt and implement a stock option plan; and

•

to amend our articles of incorporation to effectuate a 1 for 4 reverse split of outstanding common stock.

The proposal to increase our authorized common stock is a condition to the acquisition of Sun Packing, Inc., pursuant to a Share Exchange. Under the Share Exchange discussed in this information statement, Sun Packing, Inc. will become a wholly owned subsidiary of XenaCare. This information statement is being sent in lieu of a special meeting. XenaCare has adopted the Proposals discussed in this information statement by the written consent of stockholders holding a majority of the voting power of XenaCare’s common stock.

XenaCare’s Board of Directors approved and recommended, pursuant to a written consent dated November 20, 2008, that the Proposals be accepted. XenaCare’s stockholders holding a majority of the voting power approved the Proposals, pursuant to a written consent dated November 20, 2008. XenaCare anticipates that the effectiveness of the Proposals will occur on or about December 28, 2008 (the “Effective Date”). If the Proposals were not adopted by written consent, it would have been necessary to submit them to XenaCare’s stockholders at a special or annual stockholders’ meeting convened for the specific purpose of approving the Proposals.

The elimination of the need for a special or annual meeting of stockholders to ratify or approve the Proposals is authorized by Section 607.0704 of the Florida Business Corporation Act (the FBCA) and XenaCare’s bylaws, which provides that the written consent of stockholders holding at least a majority of the voting power may be substituted for such a special or annual meeting. In order to eliminate the costs and management time involved in holding a special or annual meeting and in order to effect or ratify the Proposals as early as possible in order to accomplish the purposes of XenaCare, the board of directors of XenaCare voted to utilize the written consent of stockholders holding a majority of the voting power of the XenaCare. Stockholders Frank Rizzo, Accelerated Growth Financial, Inc., Connied, Inc., Crystal Financial, Inc., Florida Cartoon Collectors, Inc., Florida-American, Inc., Francine Closet, Inc., Funny Bones, Inc., Gizmo Fish, LLC, Frank J. Rizzo, IJN Financial, Inc., John Kessler, LWH Financial, Inc., Mountain Man Investor Group, Inc., SSE Capital Growth Fund, Inc., Sun-Rhea, Inc., TJAN Corp., Nautical Investors Group, Inc., Harbour View Investments, Inc., Steve Markley, Bobby Story, Bare Choppers, Inc. and Tristoryman, Inc. beneficially owning an aggregate of 22,279,632 shares of common stock, representing approximately 51.42% of the voting power of XenaCare, gave their written consent to the Proposals described in this information statement on November 20, 2008. It is proposed that this information statement will be first sent to the stockholders on or about December 8, 2008. The record date established by XenaCare for purposes of determining the number of outstanding shares of common stock, and thus the voting power, is November 20, 2008 (the “Record Date”).

XenaCare is distributing this information statement to its stockholders in full satisfaction of any notice requirements it may have under the FBCA. No additional action will be undertaken by XenaCare with respect to the receipt of the written consents.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below indicates the security ownership of officers, directors and beneficial owners as of the date of this information statement. The table does not reflect 1 for 4 reverse split. Unless otherwise indicated, the business address of each person listed is 14000 Military Trail, Suite 104, Delray Beach, Florida 33484.

Name and Address	Number of Beneficially Owned Shares	Percentage of Outstanding Shares Beneficially Owned

Steve Markley(1)	100,000	*

Frank Rizzo(2)	3,656,361	8.4%

Bobby Story(3)	100,000	*

Dr. Alan Xenakis	4,044,450	9.3%

Officers and Directors as a Group	7,900,811	18.2%
(4 persons)

———————

*

Less than 1%

(1)

Does not include 3,159,144 shares of stock owned by adult family members or trusts for the benefit of minor family children as to which beneficial ownership is disclaimed.

(2)

Does not include 1,000,000 shares of stock owned by adult family members or trusts for the benefit of minor family children as to which beneficial ownership is disclaimed.

(3)

Does not include 3,158,207 shares of stock owned by adult family members or trusts for the benefit of minor family children as to which beneficial ownership is disclaimed.

PROPOSAL ONE:
AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General

The board of directors and majority shareholders approved a proposal to amend XenaCare’s articles of incorporation to increase the number of authorized shares of common stock to 200,000,000 shares. The text of the proposed amendment is set forth in Appendix C attached to this information statement.

Reasons for the Amendment

Our board of directors proposed the articles of amendment to increase our number of authorized shares of common stock because it is a condition to the Share Exchange. Please see Proposal Four: Approval of Amendment to the Articles of Incorporation to effectuate a 1 for 4 Reverse Stock Split for information on how the additional authorized shares may have an effect on our shareholders. The amendment is a condition of the Share Exchange.

PROPOSAL TWO:
APPROVAL OF AMENDMENT TO THE ARTICLES OF
INCORPORATION TO CHANGE XENACARE’S NAME

General

The board of directors and majority shareholders approved a proposal to amend XenaCare’s articles of incorporation to change XenaCare’s name to SunWorld Holdings, Inc. SunWorld Holdings, Inc. will be our company’s new name. The text of the proposed amendment is set forth in Appendix C attached to this information statement.

Reasons for the Amendment

Our board of directors proposed the articles of amendment to change our corporate name because it more accurately represents the combined business of Sun Packing, Inc. and our current operations. The name change is contingent upon the effectiveness of the Share Exchange.

PROPOSAL THREE:
APPROVAL TO ADOPT AND IMPLEMENT A STOCK OPTION PLAN

General

To allow XenaCare to offer competitive compensation packages to employees, directors and consultants by providing these individuals the opportunity to acquire or increase their proprietary interest in XenaCare and thereby adding to their incentive to contribute to the performance and growth of XenaCare, the Board of Directors and our majority shareholders have approved the 2008 Equity Incentive Plan, or the New Plan. You are urged to carefully read the complete New Plan, which is attached as Appendix D to this information statement. The New Plan is not a condition of the Share Exchange and is not contingent upon the completion of the Share Exchange.

Summary of the New Plan

The New Plan will provide for the grant of up to that number of shares of common stock equal to 10% of the outstanding post Recapitalization shares of Common Stock (approximately 2,074,349 shares assuming a 1 for 4 reverse split), pursuant to incentive stock options or nonqualified stock options (together with incentive stock options, Stock Options), stock purchase rights, stock appreciation rights and restricted and unrestricted stock awards (the latter four, collectively, Stock Awards) for employees, directors and consultants. Such shares are currently authorized and unissued, but reserved for issuance. No more than One Hundred Thousand (100,000) shares of Common Stock may be awarded to any eligible participant in the New Plan with respect to Stock Options or Stock Awards during any calendar year.

The New Plan has a term of ten years. Accordingly, no grants may be made under the New Plan after ten years after the date on which the stockholders approve the New Plan, but the New Plan will continue thereafter while previously granted Stock Options or Stock Awards remain outstanding and unexercised.

Administration of the New Plan

The New Plan will be administered by the Board of Directors or a committee appointed by the Board of Directors (the Committee). The Committee has the power and authority to make grants of Stock Options or Stock Awards or any combination thereof to eligible persons under the New Plan, including the selection of such recipients, the determination of the size of the grant, and the determination of the terms and conditions, not inconsistent with the terms of the New Plan, of any such grant including, but not limited to:

(i)

approval of the forms of agreement for use;

(ii)

the applicable exercise price;

(iii)

the applicable exercise periods;

(iv)

the applicable vesting period;

(v)

the acceleration or waiver of forfeiture provisions; and

(vi)

any other restrictions or limitations regarding the Stock Option or Stock Award.

The Committee also has the authority, in its discretion, to prescribe, amend and rescind the administrative rules, guidelines and practices governing the New Plan as it shall from time to time deem advisable. The Committee may construe and interpret the terms of the New Plan and any Stock Options or Stock Awards issued under the New Plan and any agreements relating thereto and otherwise supervise the administration of the New Plan. In addition, the Committee may modify or amend each Stock Option or Stock Award granted under the New Plan. All decisions made by the Committee pursuant to the provisions of the New Plan are final and binding on all persons, including the company and all plan participants.

Eligibility

Employees and directors of, and consultants providing services to, XenaCare are eligible to be granted non-qualified stock options and Stock Awards under the New Plan. Employees of XenaCare are also eligible to receive incentive stock options. The Committee shall select from among the eligible persons under the New Plan as recommended by the company's senior management, from time to time in its sole discretion, to make certain grants of Stock Options or Stock Awards, and the Committee shall determine, in its sole discretion, the number of shares covered by each grant.

Stock Options

Stock Options may be granted to eligible persons alone or in addition to Stock Awards under the New Plan. Any Stock Option granted under the New Plan shall be in such form as the Committee shall from time to time approve, and the provisions of a Stock Option award need not be the same with respect to each optionee. Recipients of Stock Options must enter into a stock option agreement with the company, in the form determined by the Committee, setting forth the term, the exercise price and provisions regarding exercisability of the Stock Options granted thereunder. The Committee may grant either incentive stock options or non-qualified stock options or a combination thereof, but the Committee may not grant incentive stock options to any individual who is not an employee of XenaCare. To the extent that any Stock Option does not qualify as an incentive stock option, it shall constitute a separate non-qualified stock option. The Committee may not grant to any employee incentive stock options that first become exercisable in any calendar year in an amount exceeding $100,000.

Incentive stock options and nonstatutory stock options may not be granted at less than the fair market value of the underlying Common Stock at the date of the grant. Incentive stock options may not be granted at less than 110% of fair market value if the employee owns or is deemed to own more than 10% of the combined voting power of the all classes of XenaCare's stock at the time of the grant. Stock Options can be exercisable at various dates, as determined by the Committee and will expire no more than 10 years from the grant date, or no more than five years for any Stock Option granted to an employee who owns or is deemed to own 10% of the combined voting power of all classes of the company's stock.

Once vested, Stock Options granted under the New Plan are exercisable in whole or in part at any time during the option period by giving written notice to XenaCare and paying the option price (i) in cash or by certified check, (ii) through delivery of shares of Common Stock having a fair market value equal to the purchase price or (iii) a combination of these methods. The Committee may also permit cashless exercises of Stock Options.

Stock Options issued under the New Plan may not be transferred other than by will or by the laws of descent and distribution. During an optionee's lifetime, a Stock Option may be exercised only by the optionee. Unless otherwise provided by the Committee, Stock Options that are exercisable at the time of a recipient's termination of service with XenaCare will continue to be exercisable for three months thereafter, or for twelve months thereafter if the optionee's employment is terminated due to their death or disability.

Stock Appreciation Rights

Stock appreciation rights may be granted to eligible persons alone or in addition to Stock Options or other Stock Awards under the New Plan. The Committee will determine the number of shares of Common Stock to which the stock appreciation rights shall relate. Each stock appreciation right will have an exercise period determined by the Committee not to exceed 10 years from the grant date. Upon exercise of a stock appreciation right, the holder will receive cash or a number of shares of Common Stock equal to (i) the number of shares for which the stock appreciation right is exercised multiplied by the appreciation in the fair market value of a share of Common Stock between the stock appreciation right grant date and exercise date, divided by (ii) the fair market value of a share of Common Stock on the exercise date of the stock appreciation right.

Stock Purchase Rights

Stock purchase rights may be granted to eligible persons alone or in addition to Stock Options or other Stock Awards under the New Plan. A stock purchase right allows a recipient to purchase a share of Common Stock at a price determined by the Committee. Unless otherwise determined by the Committee, XenaCare will have the right to repurchase the shares of Common Stock acquired upon exercise of the stock purchase right upon the recipient's termination of service, for any reason, prior to the satisfaction of the vesting conditions established by the Committee. Unless otherwise determined by the Committee, XenaCare's right of repurchase will lapse as to 1/6th of the purchase shares on the date that is six months after the grant date, and as to an additional 1/6th of such shares every six months thereafter. Upon exercise of a stock purchase right, the purchaser will have all of the rights of a shareholder with respect to the shares of Common Stock acquired.

Stock purchase rights may not be transferred other than by will or by the laws of descent and distribution, and during a recipient's lifetime, a purchase grant may be exercised only by the recipient. Unless otherwise determined by the Committee, if a recipient's service to the company terminates for any reason, all stock purchase rights held by the recipient will automatically terminate.

Restricted and Unrestricted Stock Awards

Restricted and unrestricted stock awards may be granted to eligible persons alone or in addition to Stock Options or other Stock Awards under the New Plan. Shares of Common Stock granted in connection with a restricted stock award are generally subject to forfeiture upon (i) termination of the recipient's service with the company prior to vesting or (ii) the failure by the recipient to meet performance goals established by the Committee as a condition of vesting. Shares of Common Stock subject to a restricted stock award cannot be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the applicable restrictions lapse. Unless otherwise determined by the Committee, holders of shares of Common Stock granted in connection with a restricted stock award have the right to vote such shares and to receive any cash dividends with respect thereto during the restriction period. Any stock dividends will be subject to the same restrictions as the underlying shares of restricted stock. Unrestricted stock awards are outright grants of shares of Common Stock that are not subject to forfeiture.

Effect of Certain Corporate Transactions

If (i) XenaCare merges or consolidates with another corporation, (ii) there is an exchange of substantially all of the outstanding stock of the company for shares of another entity in which shareholders of the company will own less than 50% of the voting shares of the surviving entity or (iii) the company sells substantially all of its assets, then, unless otherwise provided by the Committee in a grantee's option or award agreement, each outstanding and unexercised Stock Option or Stock Award may be assumed by the successor corporation or an equivalent option, or stock award will be substituted by the successor. If, however, the successor does not assume the Stock Options and Stock Awards or substitute equivalent stock options or stock awards, then each outstanding and unexercised Stock Option and Stock Award shall become exercisable for a period of at least 20 days prior to the effective date of such transaction and XenaCare’s right of repurchase with respect to shares covered by all outstanding stock purchase rights and all restrictions with respect to restricted stock awards will lapse. Any Stock Options, or Stock Awards that are not exercised during such twenty 20-day period shall terminate at the end of such period.

Stock Options and Stock Awards made under the New Plan will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by XenaCare.

PROPOSAL FOUR:
APPROVAL OF AMENDMENT TO THE ARTICLES OF
INCORPORATION TO EFFECTUATE A 1 FOR 4 REVERSE STOCK SPLIT

General

The board of directors and majority shareholders have approved a proposal to amend XenaCare’s articles of incorporation to effect a 1 for 4 reverse stock split of the common stock whereby every ten shares of common stock outstanding will be combined and reduced to one share of common stock (the Recapitalization). The board will determine in its sole discretion, as it deems to be in the best interest of the stockholders, the exact ratio of the reverse stock split and when to effectuate the Recapitalization. Upon implementation of the Recapitalization the outstanding shares of common stock will be reduced by a factor of 1 for 4.

In deciding whether to approve the Recapitalization, the board considered, among other things, (i) the market price of our common stock, (ii) the number of shares that will be outstanding after the split, (iii) the stockholders' equity, (iv) the shares of common stock available for issuance in the future, and (v) the nature of our operations. The Recapitalization will become effective upon filing of articles of amendment to our articles of incorporation. The form of articles of amendment to effect the Recapitalization is attached to this information statement as Appendix C and the following discussion is qualified in its entirety by the full text of the articles of amendment. The Recapitalization is not a condition, nor contingent upon, the effectiveness of the Share Exchange, but the Share Exchange provides for the implementation of this recapitalization upon consummation of the Share Exchange. If the Share Exchange is not consummated, this proposal may not be implemented.

Purposes of the Recapitalization

The board believes that an increased stock price may encourage investor interest and improve the marketability and liquidity of our common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. The board is hopeful that the anticipated higher market price will reduce, to some extent, the negative effects on the liquidity and marketability of the common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above. Also, the reduction in our shares of authorized common stock will reduce a market overhang of authorized and unissued shares resulting from the Recapitalization.

Potential Risks of the Recapitalization

There can be no assurance that the bid price of our common stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from the Recapitalization. Accordingly, the total market capitalization of our common stock after the proposed Recapitalization may be lower than the total market capitalization before the proposed Recapitalization.

Additionally, the liquidity of our common stock could be affected adversely by the reduced number of shares outstanding after the Recapitalization. Although the board believes that a higher stock price may help generate investor interest, there can be no assurance that the Recapitalization will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the decreased liquidity that may result from having fewer shares outstanding may not be offset by increased investor interest in our common stock.

Principal Effects of the Recapitalization

Common Stock

Our common stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Recapitalization will not affect the registration of our common stock under the Exchange Act.

After the effective date of the Recapitalization, each stockholder will own fewer shares of our common stock. However, the Recapitalization will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interest in our company, except to the extent that the Recapitalization results in any of our stockholders owning a fractional share as described below. Proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by the Recapitalization other than as a result of the rounding of fractional shares as described below. Further, the number of stockholders of record will not be affected by the Recapitalization.

The Recapitalization is likely to result in some stockholders owning odd-lots of fewer than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions on round-lots of even multiples of 100 shares. In addition, the ratio of shares of common stock available for issuance to shares of common stock issued and outstanding would increase upon the effectuation of the Recapitalization. These additional shares of common stock would be available for issuance from time to time for corporate purposes such as raising additional capital, acquisitions of companies or assets and sales of stock or securities convertible into or exercisable for common stock. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise and to take advantage of favorable opportunities. If we issue additional shares for any of these purposes, the ownership interest of our current stockholders would be diluted. Although we continually examine potential acquisitions of companies or assets or other favorable opportunities, there are no current plans or arrangements to issue any additional shares of our common stock for such purposes.

This proposal has been prompted solely by the business considerations discussed in the preceding paragraphs. Nevertheless, the additional shares of common stock that would become available for issuance if the Recapitalization is effected could also be used by XenaCare’s management to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management, including transactions that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, the board could sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current board. The board is not aware of any pending takeover or other transactions that would result in a change in control of the company, and the proposal was not adopted to thwart any such efforts.

Options and Warrants

In addition, all outstanding options and warrants to purchase shares of our common stock would be adjusted as a result of the Recapitalization, as required by the terms of those securities. In particular, the number of shares issuable upon the exercise of each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the ratio of the reverse stock split. As of the date of this information statement, there are no options and warrants outstanding.

Cumulative Effect

Currently, XenaCare, prior to the approval of the proposals within this information statement, is authorized to issue up to a total of 50,000,000 shares of capital stock, consisting of 5,000,000 shares of blank check preferred stock and 45,000,000 shares of common stock. Thus, immediately following the reverse stock split and other proposals, the total number of authorized shares of capital stock would increase to 205,000,000, consisting of 5,000,000 shares of blank check preferred stock and 200,000,000 shares of common stock. The par value of XenaCare common stock and preferred stock would remain unchanged. Based on the number of issued and outstanding shares of common stock as of the Record Date, a total of 43,331,695 shares of common stock would be authorized but unissued immediately prior to the reverse stock split.

Assuming the completion of a 1 for 4 reverse stock split, closing of the Share Exchange and conversion of the Series A preferred stock and effectiveness of the other proposals, a total of 20,473,499 shares of XenaCare common stock would be issued and outstanding, with 5,118,374 shares of XenaCare common stock reserved for the possible conversion of the Series D preferred stock and 2,047,349 shares reserved for the stock option plan, leaving 172,360,778 shares of the Company common stock authorized and unissued and unreserved. The number of authorized but unissued preferred stock will change as a result of the Share Exchange. Pursuant to the Share Exchange agreement, the Company agreed to issue shares of Series D Convertible Preferred Stock, which are convertible, upon certain conditions, into 20% of XenaCare’s fully diluted common stock as of the closing of the Share Exchange. Conversion can only occur upon the occurrence of both of the following events within 24 months of the closing: (1) for any consecutive 12 month period selected by current XenaCare management, XenaCare’s historical operations generate less than $10 million in gross revenues (less returns and allowances) and (2) for any consecutive 12 month period selected by current Sun Packing management, Sun Packing has either (i) $10 million or more in gross revenues (less returns and allowances) or (ii) net income computed in accordance with GAAP equal to or in excess of Sun Packing’s 2007 net income.

If the Proposals under this information statement are consummated, our capitalization will change as follows (assuming a reverse split ratio of 1 for 4):

Common Stock Capitalization Prior to Amendments

Authorized for Issuance:	45,000,000
Outstanding:	43,331,695
Authorized and Unissued:	1,668,305

Common Stock Capitalization Following Increase in Authorized Common Stock, Reverse Split, Conversion of Series A Preferred Stock and Share Exchange

Authorized for Issuance:	200,000,000
Outstanding:	20,473,499
Authorized and Reserved for Issuance
(Shares Underlying Series D Preferred Stock and Stock Option Plan):	7,165,723
Authorized and Unissued (and Unreserved for Issuance):	172,360,778

Other than the proposed acquisition and potential conversion of preferred stock disclosed herein, the company does not have any definite plans with regard to these remaining authorized shares of the company common stock or the authorized shares of preferred stock following effectiveness of the proposals, although they may be used for fundraising purposes by the company through the further sale and issuance of the company capital stock.

The company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split will not affect the registration of the common stock under the Exchange Act.

Effective Date

The proposed reverse stock split will become effective immediately prior to the closing of the Share Exchange and as of the date of filing of articles of amendment to the company’s Articles of Incorporation with the office of the Secretary of State of the State of Florida. Except as explained below with respect to fractional shares, on the effective date of the reverse stock split, shares of common stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the shareholders, into new shares of common stock in accordance with reverse stock split ratio determined by the company’s board of directors within the limits set forth in this proposal. The reverse split is not a condition of the Share Exchange, but the Share Exchange provides for the implementation of the reverse split upon consummation of the Share Exchange. In the event that the Share Exchange is terminated, the company may complete the reverse split.

Rounding of Fractional Shares

No fractional shares of common stock will be issued as a result of the proposed reverse stock split, nor will shareholders who otherwise would be entitled to receive fractional shares receive cash for such fractional shares. Instead, any fractional shares shall be rounded up to the nearest whole share. The company’s board of directors has determined that the amount to be paid for fractional shares, based on the current low book value and trading price of the company common stock, would be nominal, and that the small benefit to shareholders would be outweighed by the cost and time required to make such payments.

Exchange of Stock Certificates

As soon as practicable after the effective date, shareholders will be notified that the reverse split has been affected. The company’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-reverse split shares will be asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the company. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Shareholders should not destroy any stock certificate and should not submit any certificates until requested to do so.

Accounting Consequences

The proposed reverse stock split will not affect the par value of the company common stock. As a result, on the effective date of the reverse stock split, the stated capital on the company balance sheet attributable to the common stock will be reduced in proportion to the exchange ratio selected by the company’s board of directors in the manner described above, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the company common stock will be increased because there will be fewer shares of the company common stock outstanding. The company does not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

No Dissenters’ Rights

Under the FBCA, the company’s shareholders are not entitled to dissenters’ rights with respect to the proposed amendment to the company’s articles of incorporation to effect the reverse stock split, and the company will not independently provide the company’s shareholders with any such rights.

Certain Material Federal U.S. Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material United States federal income tax consequences of the reverse stock split. The following discussion is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the Code), treasury regulations promulgated under the Code, Internal Revenue Service, or IRS, rulings and pronouncements, and judicial decisions now in effect, all of which are subject to change at any time by legislative, judicial or administrative action. Any such changes may be applied retroactively.

XenaCare has not sought and will not seek any rulings from the IRS or opinions from counsel with respect to the United States federal income tax consequences discussed below. The discussion below does not in any way bind the IRS or the courts or in any way constitute an assurance that the United States federal income tax consequences discussed herein will be accepted by the IRS or the courts. The tax treatment of a shareholder may vary depending on such shareholder’s particular situation or status. This discussion is limited to shareholders who hold their common stock as capital assets and it does not address aspects of United States federal income taxation that may be relevant to stockholders who are subject to special treatment under United States federal income tax laws, such as dealers in securities, financial institutions, insurance companies, tax-exempt entities, persons holding common stock as part of a hedge, straddle or other risk reduction transaction, and persons that are subject to loss disallowance rules with respect to their common stock. In addition, the discussion does not consider the effect of any applicable foreign, state, local or other tax laws, or estate or gift tax considerations or the alternative minimum tax.

HOLDERS OF COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS AND OF CHANGES IN APPLICABLE TAX LAWS.

Consequences to the Company Shareholders who receive Common Stock in the Reverse Stock Split

The exchange of new common stock for existing common stock in the reverse stock split is treated as a recapitalization under Section 368(a)(1)(E) of the Code. Accordingly, a shareholder who receives only new common stock in exchange for the shareholder’s existing common stock does not recognize taxable gain or loss as a result of the reverse stock split, has a tax basis in its common stock received in the reverse stock split equal to its tax basis in its existing common stock, and includes its holding period in its existing common stock in its holding period for the new common stock received in the reverse stock.

FEDERAL INCOME TAX CONSEQUENCES

The Share Exchange is treated as a tax-free reorganization under Section 368(a)(1)(B) of the Code, and no income, gain or loss is recognized by XenaCare or its shareholders as a result of the consummation of the transaction.

SELECTED HISTORICAL FINANCIAL AND OPERATIONS DATA

The information presented below is derived from XenaCare’s historical financial statements for the past two fiscal years and the September 30, 2008 interim period. This information should be read in connection with the audited financial statements for the year ended December 31, 2007 and the unaudited financial statements for the nine months ended September 30, 2008, including the notes thereto, and the related financial information, which are included in Appendix H and I hereto. This financial information reflects XenaCare's historical operations; such operations will continue under the proposed Share Exchange and the surviving business will be the combined operations of XenaCare and Sun Packing. See the Pro Forma Financial Information included with this information statement.

	9 Months Ended September 30	12 Months Ended December 31	12 Months Ended December 31
	2008	2007	2006
CONSOLIDATED STATEMENT OF OPERATIONS DATA:
Revenues	$ 395,286	$ 116,149	$ 350,174
Cost of Sales	178,569	85,394	119,019
Gross Profit	216,717	30,755	231,155
Selling and Marketing	490,043	671,714	1,701,401
General and Administrative Expenses	431,567	1,544,037	752,730
Write Downs	59,160	451,292	—
Total Operating Expenses	980,770	2,667,043	2,454,131
Net Other Income (Expenses)	(148,156)	(93,986)	3,986
Net Income (Loss)	(912,209)	(2,730,274)	(2,218,990)
Basic & Diluted Earnings (Loss) per share	$ (0.03)	$ (0.12)	$ (0.10)
Weighted avg. common shares outstanding - basic & diluted	26,901,984	22,914,508	21,634,077

CONSOLIDATED BALANCE SHEET DATA:
Cash and Cash Equivalents	780	1,607	44,179
Working Capital		(1,177,223)	298,377
Total Assets	1,217,792	579,173	511,978
Total Current Liabilities	2,275,450	1,443,859	41,205
Total Liabilities	3,135,265	2,303,674	41,205

Stockholders' Equity	(1,917,473)	(1,724,501)	470,773

CERTAIN INFORMATION CONCERNING
THE SHARE EXCHANGE

Share Exchange

On August 12, 2008, XenaCare entered into a Share Exchange with Sun Packing, Inc., a company organized under the laws of the State of Texas; Wallisville Partners, Ltd., a limited partnership organized under the laws of the State of Texas; and Jon L. Grossman and Peter L. Elston, shareholders of Sun Packing (the Sun Packing Shareholders). Pursuant to the terms of the Share Exchange, the shareholders of Sun Packing will transfer to XenaCare all of the outstanding shares of Sun Packing in exchange for the issuance of that number of shares of XenaCare’s common stock equal to 33.86% of the outstanding shares of the common stock of XenaCare as of the date of closing, on a fully diluted basis (approximately 6,932,344 shares assuming a 1 for 4 reverse split). In addition, XenaCare will designate and issue to the Sun Packing Shareholders shares of Series D Preferred Stock which, upon the occurrence of a triggering event, will be convertible into 20% of the outstanding shares of common stock of XenaCare as of the date of closing, on a fully diluted basis (approximately 5,118,374 shares assuming a 1 for 4 reverse split). The triggering event is the occurrence of both of the following events within 24 months of the closing: (1) for any consecutive 12 month period selected by current XenaCare management, XenaCare’s historical operations generate less than $10 million in gross revenues (less returns and allowances) and (2) for any consecutive 12 month period selected by current Sun Packing management, Sun Packing has either (i) $10 million or more in gross revenues (less returns and allowances) or (ii) net income computed in accordance with GAAP equal to or in excess of Sun Packing’s 2007 net income.

Upon the closing of the Share Exchange, Dr. Alan Xenakis has agreed to resign from serving on XenaCare’s board of directors and XenaCare has agreed to expand the number of seats on its board of directors to five. Sun Packing Shareholders shall be entitled to appoint two directors to serve on the board. In addition, the closing of the Share Exchange is subject to conditions to closing, including, but not limited to, (1) an increase in XenaCare’s authorized common stock, (2) cancellation of all outstanding options, warrants and convertible securities of XenaCare, (3) elimination of certain fees payable by XenaCare, (4) execution of employment agreements with the principals of Sun Packing, and (5) receipt of audited financial information for Sun Packing for the years ended December 31, 2007 and 2006. The Share Exchange provides that the closing date shall be the later of (1) December 15, 2008 or (2) satisfaction or waiver of the conditions to closing the Share Exchange. In the event that either XenaCare or Sun Packing fails to satisfy any conditions to closing on or prior to December 15, 2008, then the Share Exchange may be terminated without penalty by the other party.

If for any reason the Share Exchange is not consummated, XenaCare will continue to own and operate its current business without any management change. XenaCare currently has no other plan or intentions to enter into another merger or share exchange transaction.

The shares of common stock issued pursuant to the Share Exchange will contain the same rights, terms and preferences as XenaCare’s currently issued and outstanding shares of common stock. The par value of XenaCare common stock will not change. The holders of XenaCare common stock are entitled to one vote for each share held of record on all matters to be voted on by shareholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors. The holders of XenaCare common stock are entitled to receive dividends when, as and if declared by the board of directors out of legally available funds. XenaCare has not paid dividends on its common stock since its inception. In the event of XenaCare’s liquidation, dissolution or winding up, the holders of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. Holders of shares of common stock, as such, have no conversion or other subscription rights, and there are no redemption provisions applicable to common stock. The common shares have no preemptive rights. All of the outstanding shares of common stock are, and the shares of common stock to be issued pursuant to the Share Exchange, will be duly authorized, validly issued, fully paid and nonassessable. XenaCare is also authorized to issue up to 5,000,000 shares of preferred stock, the rights, preferences and designations of such shares to be determined by the board of directors of XenaCare. There are currently 500,000 shares of Series A preferred stock outstanding, which at closing will be converted into 2,708,231 shares of common stock. Pursuant to the terms of the Share Exchange, XenaCare has agreed to convert all outstanding options and warrants exercisable to purchase shares of common stock. In addition, XenaCare has agreed to issue shares of Series D Convertible Preferred Stock pursuant to the Share Exchange.

There will be no material differences in shareholder rights as a result of the Share Exchange.

Potential Advantages and Disadvantages for XenaCare Shareholders

XenaCare believes that the material advantage of the share exchange to its shareholders is that the assets, earnings and cash flow of Sun Packing may result in an increase in the value of a shareholder’s investment in the company. However, there are possible disadvantages to the share exchange. If Sun Packing’s business decreases in the future, our stock price may decrease and a shareholder’s investment in our company may also decrease in value. In addition, shareholders will suffer immediate dilution as a result of the Share Exchange.

The Share Exchange Agreement

General Terms

Pursuant to the terms of the share exchange agreement, the shareholders of Sun Packing will transfer to XenaCare all of the outstanding shares of Sun Packing in exchange for the issuance of that number of shares of XenaCare’s common stock equal to 33.86% of the outstanding shares of the common stock of XenaCare as of the date of closing, on a fully diluted basis (approximately 6,932,344 shares assuming a 1 for 4 reverse split. In addition, XenaCare will designate and issue to the Sun Packing Shareholders, shares of Series D Preferred Stock which, upon the occurrence of a triggering event, will be convertible into 20% of the outstanding shares of common stock of XenaCare as of the date of closing, on a fully diluted basis (approximately 5,118,374 shares assuming a 1 for 4 reverse split). The triggering event is the occurrence of both of the following events within 24 months of the closing: (1) for any consecutive 12 month period selected by current XenaCare management, XenaCare’s historical operations generate less than $10 million in gross revenues (less returns and allowances) and (2) for any consecutive 12 month period selected by current Sun Packing management, Sun Packing has either (i) $10 million or more in gross revenues (less returns and allowances) or (ii) net income computed in accordance with GAAP equal to or in excess of Sun Packing’s 2007 net income. The preferred shares have no voting rights, except upon conversion to common stock.

In addition, the Series D Preferred Stock shall be automatically converted into 10% of the outstanding shares of the common stock of XenaCare as of the date of closing, on a fully diluted basis (approximately 2,559,187 shares assuming a 1 for 4 reverse split), upon a XenaCare "Liquidation Event" occurring within 24 months of the closing of the Share Exchange. A Liquidation Event is defined to include (1) any XenaCare insolvency proceeding; (2) a sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets or business of XenaCare or the merger, amalgamation or consolidation of XenaCare with or into any individual, corporation, general or limited partnership, limited liability company or partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof; or (3) XenaCare shall otherwise liquidate, dissolve or wind up its business operations.

Effective Time

If all of the conditions described under Conditions to Consummation of the Share Exchange are satisfied or waived by one or both of the parties, as appropriate (and to the extent permitted by the share exchange agreement), then, unless the Share Exchange is previously terminated, the Share Exchange will be consummated and become effective immediately following the Effective Date of the information statement. There can be no assurance that all conditions to the Share Exchange will be satisfied. The Share Exchange may be terminated prior to the effective date of the Share Exchange by either XenaCare or Sun Packing, Inc. in specified circumstances. See Termination.

Representations and Warranties

Subject to specified exceptions, the Share Exchange contains various representations and warranties of both XenaCare and Sun Packing, Inc. relating to, among other things:

•

the due organization, power and standing of XenaCare and Sun Packing, Inc., and similar corporation matters;

•

the absence of any public body, court or authority's authorization, consent or approval required for the consummation of the Share Exchange by XenaCare and Sun Packing, Inc.;

•

the capital structure and the authorization and validity of the outstanding shares of capital stock of XenaCare and Sun Packing, Inc.;

•

the absence of material changes or events with respect to XenaCare and Sun Packing, Inc.;

•

the absence of material undisclosed liabilities of XenaCare and Sun Packing, Inc.;

•

the absence of pending or threatened actions against such party with respect to the Share Exchange;

•

the filing of tax returns, the absence of tax audits, the payment of taxes and related tax matters by XenaCare and Sun Packing, Inc.;

•

the absence of undisclosed transactions with affiliates of XenaCare and Sun Packing, Inc.; and

•

material disclosure by XenaCare and Sun Packing, Inc.

In addition, XenaCare has also made additional representations and warranties to Sun Packing, Inc. relating to, among other things, the following matters (which representations and warranties are subject, in certain cases, to specified exceptions):

•

the filing of reports and other documents with the SEC, the material compliance of such documents with SEC rules and regulations and the accuracy of the information contained therein;

•

the material compliance of this information statement with state and Federal laws and the accuracy of the information contained therein; and

•

the authorization and validity of the shares of common stock to be issued pursuant to the Share Exchange.

Covenants

The Share Exchange also contains various other covenants, including the following:

•

The parties shall use all reasonable efforts to make all legally-required filings and take all other actions necessary, proper or advisable to consummate the Share Exchange;

•

XenaCare is required to seek approval of the proposals contemplated by the Share Exchange from its shareholders and notify its shareholders of the pending transactions via the mailing of an information statement; each party is required to cooperate in the preparation of the information statement; and

•

At the effective time of the Share Exchange, XenaCare shall deliver the voluntary resignations of certain directors and executive officers.

Limitations on Solicitation of Transactions

Pursuant to the Share Exchange, XenaCare and Sun Packing, Inc. have each agreed that neither party nor any party's officers, directors or agents shall, directly or indirectly, encourage, solicit or initiate discussions or negotiations with, or engage in negotiations or discussions with, or provide non-public information to, any corporation, partnership, person or other entity or groups concerning any merger or other business combination.

Conditions to Consummation of the Share Exchange Agreement

The effective time of the Share Exchange shall occur only upon the satisfaction of numerous conditions by either XenaCare, Sun Packing, Inc. or both. The Share Exchange provides that neither party is obligated to consummate the Share Exchange unless the following conditions are satisfied or mutually waived:

•

There shall be no injunction or other order of any court and there shall not have been any law enacted prohibiting the transactions contemplated by the Share Exchange;

•

Each party shall have obtained all necessary governmental consents and approvals;

•

Sun Packing’s lenders shall have consented to the Share Exchange; and

•

No action or proceeding shall be pending or threatened which would seek to prohibit the transactions contemplated by the Share Exchange.

Conditions to XenaCare's Obligations

In addition to the conditions set forth above, the obligation of XenaCare to effect the merger is subject to the satisfaction of the following conditions at or prior to the effective time of the merger (unless waived by XenaCare):

•

The representations and warranties of Sun Packing, Inc. contained in the Share Exchange shall be true and correct on the closing date;

•

Sun Packing, Inc. shall have performed and complied with all the covenants and agreements contained in all material respects and satisfied in all material respects all the conditions required by the Share Exchange to be performed or complied with by Sun Packing, Inc. at or prior to the effective time of the Share Exchange; and

•

Sun Packing, Inc. will have equity in its land and facilities at closing of at least $6.5 million (or such other amount as may be satisfactory to XenaCare).

Conditions to Sun Packing, Inc.'s Obligations

The obligation of Sun Packing, Inc. to effect the Share Exchange is subject to the satisfaction of conditions at or prior to the effective time of the Share Exchange (unless waived by Sun Packing, Inc.):

•

The shareholders of XenaCare shall have approved the increase in XenaCare’s authorized common stock;

•

The representations and warranties of XenaCare contained in the Share Exchange shall be true and correct on the closing date;

•

XenaCare shall have performed and complied with all the covenants and agreements contained in all material respects and satisfied in all material respects all the conditions required by the Share Exchange to be performed or complied with by XenaCare at or prior to the effective time of the Share Exchange;

•

All outstanding XenaCare preferred stock, options and warrants shall have been converted into common stock, cancelled or otherwise terminated;

•

A significant portion of the shareholder loans accrued consulting fees and other debts shall have been converted into common stock.

•

XenaCare shall have consolidated its current operations under one wholly owned subsidiary;

•

XenaCare shall have filed its federal income tax return;

•

There shall have been no material adverse change in XenaCare since June 30, 2008;

•

All necessary consents of third parties, including the consents of the lenders of Sun Packing, Inc. and Wallisville Partners, Ltd. shall have been obtained; and

•

Sun Packing, Inc. shall have reviewed and approved XenaCare’s employment and consulting agreements (with such modifications as Sun Packing, Inc. may request).

Termination of Share Exchange

The Share Exchange may be terminated at any time prior to the effective time of the merger:

•

by mutual consent of XenaCare and Sun Packing, Inc.; or

•

by either XenaCare or Sun Packing, Inc. if:

(1)

all of the conditions to such party’s obligation to close have not been satisfied or waived on or before December 31, 2008; or

(2)

there has been a material misrepresentation, breach of warrant or breach of covenant by the other party which remains uncured after 30 days notice.

XenaCare currently has no other present plans or intentions to enter into another merger or share exchange transaction. However, if the Share Exchange is not completed, management of XenaCare will review all available options.

Expenses

Each party is responsible for all of its expenses incurred in connection with the Share Exchange and asset sale.

Penny Stock Rules

XenaCare’s common stock is subject to the Penny Stock Rules promulgated under the Securities Exchange Act of 1934. These rules regulate broker-dealer practices in connection with transactions in penny stocks. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system). The Penny Stock Rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document prepared by the SEC that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. The bid and offer quotations, and the broker dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer's confirmation.

In addition, the Penny Stock Rules require that prior to a transaction in a penny stock not otherwise exempt from such rules, the broker and/or dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the trading activity in the secondary market for XenaCare’s common stock.

Management after the Share Exchange Agreement

Pursuant to the Share Exchange, Dr. Alan Xenakis, will, as of the effective time of the Share Exchange, resign from serving as chairman of the board of directors of XenaCare. Simultaneous with his resignation, Steve Markley will be appointed chairman of the board of directors of XenaCare until the next annual meeting of XenaCare’s shareholders. The board of directors will be expanded from four to five members. Mr. Peter Elston and Mr. Jon Grossman will be appointed to serve on the board of directors, filling the vacancies created by the resignation of Dr. Xenakis and the expansion of the board. At or prior to the effectiveness of the Share Exchange, the current operations of XenaCare shall be consolidated under one operating subsidiary of our company. The officers of this subsidiary shall be Frank Rizzo, Dr. Alan Xenakis and Bobby Story. In addition, Mr. Grossman will be appointed by the board of directors to serve as Principal Executive Officer. Officers and directors of XenaCare following the close of the Share Exchange will be as follows:

Name	Age	Position
Steve Markley	62	Chairman, Chief Operating Officer
Jon Grossman	64	Director, Principal Executive Officer
Peter Elston	51	Director
Frank Rizzo	54	Director, President
Bobby Story	66	Director, Principal Financial Officer

Biographical information concerning the new directors and officers is set forth below:

Jon Grossman is a founder and the Chairman and Treasurer of Sun Packing, Inc. Since 1987, Mr. Grossman has been a self-employed financial and management consultant. He is also President of Hi-Tech Inspection and Surveillance Systems, Inc. a company specializing in the use of thermal imaging technologies. From 2001 through 2006 he served as President of Protec USA, Inc., a company engaged in the distribution of hi-tech inspection equipment to the pest control industry. From 1996 to 2000 he served as CEO of V.P. USA, Inc., a Miami, Florida based international trading organization that served the South American market. V.P. provided purchasing agency services, as well as acted as a principal in the purchase and sale of products to the wholesale and retail trade. From 1983 to January, 1987, he was employed by Edward A. Viner & Co., Inc.; a New York based registered securities broker/dealer, as Director of Investment Banking, where his responsibilities included supervision of all managed public and private financings and evaluation of companies seeking financing. Prior thereto, from 1975 to 1983 he was self-employed as a financial, product development and management consultant to a variety of public and private companies. During his career, Mr. Grossman has consulted in the development of several medical products, including disposable medical products, medical devices, electronic products, telecommunication equipment and personal defense and weapons systems. Mr. Grossman received a Bachelor of Science in Economics from the Wharton School of Finance, University of Pennsylvania in 1966.

Peter R. Elston is President and founder of Sun Packing, Inc. In his 33 year career Mr. Elston has had responsibility for business development, operations, finance, and administration with a primary focus on project logistics. Prior to starting Sun Packing in 1997 Mr. Elston held key positions in many of the worlds top logistics companies. As Manager of Operations for Transoceanic Shipping Company, a global leader in the project logistics industry, he was responsible for their entire warehousing and export packing operation. Mr. Elston joined SAGA Transport in 1993 as Operations Manager where he created and managed the packing and material management division. This operation pioneered cargo tracking for the project logistics industry. In 1990, Mr. Elston worked as Operations Manager for Panalpina, Inc., one of the world’s largest cargo transportation companies servicing worldwide construction projects in upstream and downstream oil and gas production. Mr. Elston was in charge of the entire packing operation in Houston Texas, Panalpina’s largest worldwide site. Mr. Elston first management and executive position was with Lawrence Export Services, Inc. in 1987. Since the beginning of his career in 1975, he has experienced every facet of the export packing industry.

Employment/Consulting Agreements and Compensation

The Company is negotiating employment and consulting agreements with the following officers, directors and key individuals: Frank Rizzo, Bobby Story, Alan Xenakis, Gary Spaniak and Steve Markley. The material terms of these employment and consulting agreements is expected to be: Five (5) year terms; $144,000 annual compensation; health and insurance benefit plan, Stock Option participation and Shareholder Agreement. The

Company expects to enter into similar contracts with Mr. Grossman and Mr. Elston upon closing of the Share Exchange.

Shareholder Agreement

Pursuant to the Share Exchange, the Sun Packing shareholders and certain shareholders of XenaCare have agreed to execute an operating/shareholders agreement effective upon the closing of the Share Exchange. The parties to the shareholders agreement include Jon Grossman, Peter Elston, Frank Rizzo, Bobby Story, Gary Spaniak, Steve Markley, and Dr. Alan Xenakis. The term of the shareholders agreement is for a period of 24-months from the closing of the Share Exchange. Under the terms of the agreement, these individuals have agreed to initially designate Jon Grossman, Peter Elston, Frank Rizzo, Steve Markley and Bobby Story to serve as directors of XenaCare. Furthermore, these individuals have agreed that the board of directors of Sun Packing shall initially consist of Jon Grossman and Peter Elston and the board of directors of the subsidiary holding XenaCare’s historical operations shall consist of Dr. Xenakis, Frank Rizzo and Bobby Story. Under the shareholders agreement the shareholders have also agreed that the unconverted outstanding advances previously made to XenaCare from its shareholders shall be paid by XenaCare over a period of 24 months following the closing of the Share Exchange, from net cash available from the operations of the subsidiary holding XenaCare’s historical operations. The advances are currently approximately $450,000 owed to three individual current shareholders including Bobby Story and Frank Rizzo who are also officers of the company

Interests of Certain Persons in the Share Exchange Agreement

The following table sets forth certain information regarding the beneficial ownership of XenaCare's common stock as of the Record Date, and as adjusted to give effect to the Share Exchange as if such transaction had occurred on such date, by those individuals who will serve as directors and by the directors and executive management of XenaCare (as a group) following the Share Exchange. See Management of XenaCare After the Share Exchange. The table also includes, on an adjusted basis to give effect to the Share Exchange and the conversion of certain outstanding debt and accrued expenses, each person that will own more than 5% of XenaCare’s common stock following the Share Exchange. Shares of common stock subject to options and warrants currently exercisable or exercisable within 60 days from the date hereof are deemed outstanding for computing the percentage of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the address for each of the XenaCare shareholders below is 14000 Military Trail, Suite 104, Delray Beach, Florida 33484. Unless otherwise indicated, the address for each of the Sun Packing shareholders below is 10077 Wallisville Road, Houston, Texas 77013.

	Shares Owned Prior to Effective Date		Shares Owned After Reverse Split and Conversion of Series A Preferred Stock)		Shares Owned Upon Issuance to Sun Packing Shareholders (1)
Name	Number	Percentage	Number	Percentage	Number	Percentage
XenaCare
Steve Markley(1)	100,000	*	25,000 (2)	*	25,000	*
Frank Rizzo(2)	3,656,361	8.4%	914,090	6.8%	914,090	4.5%
Bobby Story(3)	100,000	*	25,000 (2)	*	25,000	*
Dr. Alan Xenakis	4,044,450	9.3%	1,011,113	7.5%	1,011,113	5.0%

Sun Packing
Jon Grossman(4)	0	0			3,466,172(4)	16.9%
Peter Elston(4)	0	0			3,466,172(4)	16.9%

Directors and Officers (5 persons)					7,896,434(1)(2)(3)(4)	38.6%

———————

*

Less than 1%

(1)

Does not include 3,159,144 shares of stock (pre reverse split) owned by adult family members or trusts for the benefit of minor family children as to which beneficial ownership is disclaimed.

(2)

Does not include 1,000.000 shares of stock (pre reverse split) owned by adult family members or trusts for the benefit of minor family children as to which beneficial ownership is disclaimed.

(3)

Does not include 3,158,207 shares of stock (pre reverse split) owned by adult family members or trusts for the benefit of minor family children as to which beneficial ownership is disclaimed.

(4)

Does not include up to an aggregate of 5,118,374 shares of common stock that may be issuable upon conversion of Series D preferred stock.

Regulatory Approval

XenaCare and Sun Packing, Inc. each believe that no regulatory approvals are or will be required in connection with the Share Exchange.

Accounting Treatment

Under generally accepted accounting principles the share exchange will be accounted for as a pooling of interest. The assets and liabilities of Sun Packing, Inc. will be carried forward at market value. XenaCare and Sun Packing, Inc. expect that the Share Exchange will be treated as a tax-free reorganization under Section 368(a)(1)(B) of the Code, and that no income, gain or loss will be recognized by XenaCare or its shareholders as a result of the consummation of the Share Exchange.

Business Overview

Sun Packing, Inc., a Texas corporation, is a packing and crating company that commenced operations in October 1997. Its sales exceeded $10 million in 2007. In the past two years, Sun Packing has focused on further developing its operations into a supply chain management and logistics operation by integrating electronic communications between its operations and those of its clients. Sun Packing continues to build its clientele base and intends to increases its marketing activities, streamline its operations and further implement its customer oriented software and its supply chain management capabilities.

Sun Packing, Inc.’s telephone number is 713-673-4600, its mailing address is 10088 Wallisville Road, Houston, Texas, and its web site is located at www.sunpacking.com. Information on its web site is not a part of this information statement.

Industry Background

The export market in the U.S. is a trillion dollar industry. In addition to the value of the exported product itself, the transportation, logistics and packing and crating industries are for the most part, values that are added to the raw export. Sun Packing is located in the Houston metropolitan area. The Houston market is one of the leading financial and export centers for heavy equipment in the U.S. Many of the world’s largest engineering, construction and project management specialists such as Bechtel, Raytheon, Foster Wheeler, Parsons, Fluor Daniel and G.E. Packaged Power, as well as other large industrial clientele such as Transocean, Inc., maintain offices in the area. Houston is regarded as the focal point of the U.S. oil, gas and drilling industry.

Supply Side or Supply Chain Management

Supply Side or Supply Chain management involves not only packing and moving freight; but also gathering and moving information. By employing specialized databases all aspects of any shipment, including such things as receiving date, weights, measurements, cubes, pack-outs, in-house inventory levels and packing lists are recorded. Packing levels such as a piece in a box, in a master carton, in a larger over pack, in a container, or on a particular ship can electronically be made available to Sun Packing customers. By utilizing these specialized services, Sun Packing customers have the opportunity to redirect their dollars to focusing more on their marketing and sales efforts while the outsourcing capabilities of Sun Packing can be used as a surrogate warehousing and packing operation. Sun Packing can therefore help its clients improve their supply chain operations and redirect their energies toward a more competitive advantage in the market place.

Operations

Sun Packing offers its clients complete shipping, receiving and staging facility for all its export packed goods. The following is a partial list of the types of services and usual packing and crating styles offered:

1.	Loading / Unloading	6.	Desiccant
2.	Securing / Blocking / Bracing	7.	Cosmoline
3.	Skidding	8.	Bubble wrap
4.	Moisture / Water Proofing	9.	Restricted / Hazardous Articles
5.	Vapor Barrier	10.	Mil-Spec
6.	Shock Mount	11.	Customer Mandates

All aspects of Sun Packing's daily operations are handled on a local basis. The office is staffed by customer service personnel who schedule the work-load in accordance with the customer’s cut-off dates. Because specialized export packing and crating services frequently involve custom specifications that will vary from one job to the next, the scheduling function is important to ensure the even flow of the production process with a minimum of interruptions. Operations personnel schedule individual activities for particular jobs sometimes weeks in advance, which enables Sun Packing to predict periods during which equipment utilization is likely to be low. When this occurs, Sun Packing more actively solicits business in an effort to maintain equipment utilization.

Personnel

At September 1, 2008, Sun Packing, Inc. had 85 full-time employees. Of Sun Packing, Inc.’s current employees, two are sales and marketing personnel, and seven hold administrative and executive positions. As discussed earlier, upon closing of the Share Exchange, XenaCare will enter into employment agreements with Jon Grossman and Peter Elston. No personnel are covered by a collective bargaining agreement. Sun Packing, Inc.'s relationship with its employees is believed to be good.

Properties

In July, 2001, Wallisville Partners, Ltd. acquired a property and facility located at 10077 Wallisville Rd., Harris County, Texas. The original property was approximately 69,655 sq. ft. of office and warehouse situated on approximately 8 acres of land. The property is located within the city limits of Houston and is close to the I-10 and 610 Loop on the east side of the city. In mid-2002, Wallisville Partners created an expansion plan that included the construction of additional office and warehouse space as well as the purchase of additional land for future use as stabilized yard space. Under the expansion plan, an additional 2,200 sq. ft. of additional offices and an additional 30,000 sq ft. of warehouse were constructed and completed by October 2002. In December 2007 Wallisville acquired an additional 9.7 acres of land and constructed additional covered storage and canopied work areas totaling 16,000 sq. ft. Wallisville Partners also replaced almost all the existing concrete paved yards and combined with new concrete paving brought the total in excess of 82,000 sq ft. the majority being 6,000 psi concrete. In addition, the total stabilized yard area was renovated and with the addition of newly stabilized areas now totals approximately 260,000 sq. ft. and an additional 35,000 sq. ft. of partially stabilized and an additional approximately 426,000 sq ft of cleared and graded land. In total, the property consists of approximately 26 acres of land with approximately 7,000 sq ft of offices, 93,000 sq ft of covered warehouse with 21 overhead doors and approximately 13,000 sq ft of covered storage. The indoor facilities have clear heights of approximately 20 to 26 feet, with 3 overhead cranes. The complete facility is security fenced, has a monitored security system and has ample employee parking. The property, recently appraised at $7.02 million, will be deeded by Wallisville to Sun Packing prior to the closing of the Share Exchange.

Safety

Sun Packing maintains safety programs designed to meet the specific needs of its work environment. In addition, Sun Packing conducts a number of safety programs designed to promote compliance with rules and regulations and to reduce accidents and injury claims. To date, in the first seven years of operation, Sun Packing has experienced minimal man-days lost to accident or injury.

Competition

The packing and crating industry in Houston is highly competitive. There are approximately 45 companies that maintain facilities in Houston. Many are very small operations and a few are large operations, some of which are packing operations within freight forwarding companies. Sun Packing regards itself in the top five of export packers in the Houston market in terms of revenues. Sun Packing has been able to obtain some assignments simply because other companies did not have the capacity to take on new work. In such cases, Sun Packing has been successful in obtaining additional work from these same customers due to the quality of workmanship as well as Sun Packing’s ability to provide exceptional customer service, its ability to accept additional work or its ability to perform off-site services.

Sun Packing expects to be able to market is services to an ever expanding customer base as well as market its services to companies outside of Houston who are seeking reliable packers in Houston where their products are destined for export. Sun Packing believes that price and quality of service, including reliability, responsiveness, expertise, convenience, supply side logistics communications and scope of operations are the most competitive factors in the industry.

Regulation

Sun Packing’s packing and crating of hazardous materials is subject to regulation under the Federal Aviation Act by the Department of Transportation (the DOT), the successor to the Civil Aeronautics Board. In summary, the Company may be indirectly responsible for insuring that all packed and crated materials that are classified as hazardous or dangerous are properly labeled and marked.

In addition, Sun Packing is regarded as a 3PL (third party logistic supplier) and as an Indirect Air Carrier and must adhere to all the requirements of Homeland Security as it relates to the freight handling and shipping industries.

Environmental Matters

Sun Packing's operations are subject to various Federal, state and local environmental laws and regulations governing the storage and shipping of hazardous materials. Sun Packing has not experienced any incidents of spillage or mishandling.

Related Party Transactions

At December 31, 2007 and 2006, there was a note payable to Florida Bullion Traders, Inc. (owned by Jon L Grossman and affiliate of Sun Packing, Inc.) in the amount of $110,800 with a stated interest rate of 1% per annum. Such note shall remain outstanding after the Share Exchange.

Sun Packing is committed to a leasing arrangement with Wallisville Partners, Ltd. for the use of the land and building. The shareholders of Sun Packing have ownership, in the form of limited partnership interests, of Wallisville Partners Ltd. The monthly lease payment was $27,000 for a total of $324,000 annually. The arrangement also includes a rent override of 2% of the gross sales for the year and provides for Sun Packing to pay all expenses incurred to the building and land, such as: real estate tax, improvements, assessments, utilities, etc.

In January 2008, the monthly lease payment was increased to $37,000 for a total of $444,000 to be paid during the year ended December 31, 2008. Subsequent to the Share Exchange, Wallisville Partners will not receive any rent payments and Sun Packing will assume the mortgage and all related costs.

Legal Proceedings

Sun Packing is currently not a defendant in litigation. Sun Packing is not aware of any pending claims or threatened claims, which if adversely determined, might materially affect Sun Packing’s operating results or financial condition. Sun Packing is involved in litigation as a plaintiff against its provider of security and alarm systems, ADT, for breach of contract and related claims. The outcome of this litigation is not material.

Management's Discussion and Analysis of Financial Condition and Results of Operations of Sun Packing, Inc. and Wallisville Partners, Ltd.

The following discussion and analysis should be read in conjunction with the Sun Packing, Inc. financial statements and notes thereto included elsewhere in this information statement. This discussion contains certain forward-looking statements that involve risks and uncertainties. Sun Packing, Inc.’s actual results and the timing of certain events could differ materially from those discussed in these forward-looking statements as a result of certain factors, including, but not limited to, those set forth herein and elsewhere in this information statement.

Results of Operations

Nine Months Ended September 30, 2008 (Q3-2008) Compared to Nine Months Ended September 30, 2007 (Q3-2007)

The following table summarizes selected items from the statement of operations for the period ended September 30, 2008 compared to the period ended September 30, 2007.

Sun Packing, Inc., and Wallisville Partners, Ltd.

Combined Statements of Operations

For the Nine Months Ended September 30, 2008 and 2007

	For the Nine Months Ended September 30,		Increase / (Decrease)
	2008	2007	$	%
	(Unaudited)	(Unaudited)
Revenue:
Service revenue	$7,875,752	$8,424,753	$(549,001)	-6.5%
Less: Discounts and allowances	(431,712)	(393,885)	(37,827)	9.6%
Total net revenue	7,444,040	8,030,868	(586,828)	-7.3%

Cost of revenue	1,386,297	1,693,643	(307,346)	-18.1%

Gross profit	6,057,743	6,337,225	(279,482)	-4.4%

Operating costs and expenses:
Selling, General and administrative	4,603,346	4,687,553	(84,207)	-1.8%
Depreciation	150,460	150,460	—	0.0%
Total operating costs and expenses	4,753,806	4,838,013	(84,207)	-1.7%

Income from operations before other income	1,303,937	1,499,212	(195,275)	-13.0%

Other income (expense)
Other expenses	(172,694)	(123,496)	(49,198)	39.8%
Total other income (expense)	(172,694)	(123,496)	(49,198)	39.8%

Acquisition Related Expenses				0.0%

Pretax Net Income	1,131,243	1,375,716	(244,473)	-17.8%

Income Tax (Provision) Benefit	(285,000)	(391,000)	106,000	-27.1%

Net Income	$846,243	$984,716	$(138,473)	-14.1%

Total Net Revenues Total net revenues decreased $586,828 or 7.3%, to $7,444,040 (Q3-2008) from $8,030,868 (Q3-2007). Revenues are dependent on a number of factors which are not consistent quarter to quarter. This is a normal quarter-to-quarter fluctuation in the type of business.

Cost of Revenues Cost of revenues decreased $307,346 or 18.1%, to $1,386,297 (Q3-2008) from $1,693,643 (Q3-2007). This fluctuation is within 2% of the comparative quarter and can be attributed to a variety of factors including but not limited to a temporary reduction in the cost of raw materials or the timeliness of inventory utilization.

Gross Profits Gross profits decreased $279,482 or 4.4%, to $6,057,743 (Q3-2008) from $6,337,225 (Q3-2007), however gross profit, as a percentage of revenues, increased 2.5% to 81.4% (Q3-2008) from 78.9% (Q3-2007). $463,071 of the decrease in gross profits is attributable to the 7.3% decrease in sales volume, which was partially offset by an $183,589 increase in gross profits attributable to an increase in the profitability of Q3-2008 sales compared to Q3-2007. The increase in profitability is due partially to the reduction of the cost of goods sold and potentially to project work that had a greater than normal profitability. These fluctuations are normal quarter-to-quarter fluctuations.

Selling, General and Administrative Costs Selling, general and administrative costs decreased $84,207 or 1.8%, to $4,603,346 (Q3-2008) from $4,687,553 (Q3-2007). The decrease is related to reductions in personnel and is normal for the type of business quarter-to-quarter fluctuations.

Other Income (Expense) Other income (expense) increased $49,198 expense or 39.8% to $172,694 expense (Q3-2008) from $123,496 expense (Q3-2007). The increase in expenses is totally related to costs associated to the proposed Share Exchange of approximately $53,000 for the quarter.

Year Ended December 31, 2007 (YTD-2007) Compared to Year Ended December 31, 2006 (YTD-2006)

The following table summarizes selected items from the statement of operations for the period ended December 31, 2007 compared to the period ended December 31, 2006.

Sun Packing, Inc., and Wallisville Partners, Ltd.

Combined Statements of Operations

For the Year Ended December 31, 2007 and 2006

	For the Year Ended December 31,		Increase / (Decrease)
	2007	2006	$	%

Revenue:
Service revenue	$10,720,702	$7,113,708	$3,606,994)	50.7%
Less: Discounts and allowances	(526,929)	(238,244)	(288,685)	121.2%
Total net revenue	10,193,773	6,875,464	3,318,309	48.3%

Cost of revenue	2,250,585	1,615,470	635,115	39.3%

Gross profit	7,943,188	5,259,994	2,683,194	51.0%

Operating costs and expenses:
Selling, General and administrative	6,230,134	4,553,760	1,676,374	36.8%
Depreciation	251,220	222,486	28,734	12.9%
Taxes	145,885	77,357	68,528	88.6%
Total operating costs and expenses	6,627,239	4,853,603	1,773,636	36.5%

Income from operations before other income	1,315,949	406,391	909,558	223.8%

Other income (expense)
Interest expense	—	—	—
Other income	—	49,105	(49,105)	-100.0%
Other expenses	(242,494)	(187,370)	(55,124)	29.4%
Total other income (expense)	(242,494)	(138,265)	(104,229)	75.4%

Pretax Net Income	1,073,455	268,126	805,329	300.4%

Income Tax (Provision) Benefit	(217,050)	(7,495)	(209,555)	2795.9%

Net Income	$856,405	$260,631	$595,774	228.6%

Total Net Revenues Total net revenues increased $3,318,309 or 48.3%, to $10,193,773 (YTD-2007) from $6,875,464 (YTD-2006). There was in increase in new clients and overall greater activity in the Oil & Gas industry.

Cost of Revenues Cost of revenues increased $635,115 or 39.3%, to $2,250,585 (YTD-2007) from $1,615,470 (YTD-2006). Proportionally the increase was within 2% of the previous year and is consistent with fluctuations in the cost of goods sold.

Gross Profits Gross profits increased $2,683,194 or 51.0%, to $7,943,188 (YTD-2007) from $5,259,994 (YTD-2006), however gross profit, as a percentage of revenues, increased only 1.4% to 77.9% (YTD-2007) from 76.5% (YTD-2006). $2,538,634 of the increase in gross profits is attributable to the 48.3% increase in sales volume, which was supplemented by a $144,560 increase in gross profits attributable to an increase in the profitability of YTD-2007 sales compared to YTD-2006. The increase in profitability is due primarily to increased sales, some significantly large projects that were of greater profitability and increased efficiencies.

Selling, General and Administrative Costs Selling, general and administrative costs increased $1,676,374 or 36.8%, to $6,230,134 (YTD-2007) from $4,553,760 (YTD-2006). The increase is related to an increase in the volume of sales requiring additional personnel to service the accounts but also allowed for some greater efficiency as the sales volume increases.

Other Income (Expense) Other income (expense) increased $104,229 expense or 75.4% to $242,494 expense (YTD-2007) from $138,265 expense (YTD-2006). Greater sales activity and more business reflect itself in greater expenditures across the board.

Liquidity and Capital Resources

Overview

Sun Packing recorded a net income for the nine months ended September 30, 2008 of $7,444,040 and had a $2,464,360 surplus in working capital at September 30, 2008.

Cash Flows for the Nine Months Ended September 30, 2008

Sun Packing cash and cash equivalents decreased $284,348 to $524,656 as of September 30, 2008 from $809,004 as of December 31, 2007.

Cash Flows from Operating Activities

Operating activities provided net cash for the nine months ended September 30, 2008 of $9,599. Net cash provided resulted from net income of approximately $996,703, after adjustment for various items which impact net income but do not impact cash during the period, such as depreciation. The adjusted net income provided was partially offset by net cash used by changes in working capital components of $987,104. The most significant working capital component changes were: an advance to XenaCare Holdings, Inc. of $587,000; an increase in accounts receivables due to increased sales of $180,295; and an increase in accounts payable and accrued expenses of $120,390, resulting from expanding sales activities.

Cash Flows used in Investing Activities

Sun Packing investing activities used $1,317,339 in net cash during the nine months ended September 30, 2008. Net cash used is composed mostly of capital expenditures associated with the Wallisville facility expansion and improvements.

Cash Flows from Financing Activities

Sun Packing financing activities provided net cash of $1,023,392 for the nine months ended September 30, 2008. Sun Packing raised approximately $1,210,483 in advances under construction loans related to the Wallisville facility expansion. Additionally, Sun Packing borrowed $210,000 from its line of credit and repaid $108,526 on its debt

Financial Position

Sun Packing total assets increased $1,626,891 to $7,831,877 as of September 30, 2008 from $6,204,896 as of December 31, 2007.

Borrowings Outstanding

As of September 30, 2008, Sun Packing had the following borrowings:

Line of Credit

In July 2005, the company entered into agreements with a lender for a $1,000,000 revolving line of credit and a $300,000 term loan. The revolving line of credit has a one year maturity with interest payable monthly at the lender’s variable prime rate plus one-quarter of one percent (0.25%), subject to daily rate changes. The available credit balance extended is based on 80% of eligible accounts receivable less than 90 days from invoice date. The line of credit payable at September 30, 2008 was $210,000.

Capital Leases

The company leases equipment and vehicles ranging in lease terms of 36 to 60 months. Lease obligations as of September 30, 2008 were $209,864. The company capitalizes appropriate leases and generally exercises the buyout agreements at the end of the lease term.

Long Term Debt

In December 2007, the company obtained a $2 million construction loan with a lender, at an interest rate of 5% per annum, to subsidize a construction project. The maturity date of the loan is September 11, 2018. An initial amount of $605,649 was taken under the loan in December 2007. During 2008 the company borrowed an additional $1,210,483 on the construction loan. The construction loan payable as of September 30, 2008 is $1,816,132

In July 2005, the company obtained a term loan with a lender in the amount of $300,000 at an interest rate of 5.25% per annum. The maturity date of the loan is July 29, 2010. The outstanding balance was $109,017 and $146,463 at September 30, 2008 and December 31, 2007, respectively.

In July 2005, the company obtained a mortgage on its operating facility in the amount of $2,554,000 at a fixed rate equal to 6.751% per annum. The maturity date is July 29, 2010. The remaining unpaid principal balance was $2,242,453 at September 30, 2008 and $2,435,318 at December 31, 2007, respectively.

Material Commitments, Expenditures and Contingencies

Sun Packing had no outstanding purchase commitments to purchase raw materials as of September 30, 2008.

Dividends and Distributions

Sun Packing has not paid any dividends.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States, Sun Packing management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results will differ from those estimates. Significant estimates during the periods include the provision for doubtful accounts, provision for product returns, evaluation of obsolete inventory, and the useful life of long-term assets, such as property, plant and equipment.

Revenue recognition

The company recognizes product revenue, net of estimated sales discounts, returns and allowances, in accordance with Staff Accounting Bulletin (SAB) No. 104, "Revenue Recognition in Financial Statements" which established that revenue can be recognized when persuasive evidence of an arrangement exists, the product has been shipped, all significant contractual obligations have been satisfied, the fee is fixed or determinable and collection is reasonably assured. In addition, the Company recognizes product revenue in accordance with  Statement of Financial Accounting Standard (SFAS) No. 48 "Revenue Recognition When Right of Return Exists". This statement requires that in order to recognize revenue at the point of sale when the buyer has a return privilege, the amount of future returns must be reasonably estimable by the seller company.

Fair value of financial instruments

The carrying amounts of financial instruments, including cash, accounts receivable, lines of credit and accounts payable and accrued expenses approximates fair value at September 30, 2008 and December 31, 2007 due to the relatively short maturity of the instruments. The carrying value of long-term debt approximates fair value at September 30, 2008 and December 31, 2007 based upon terms available for companies under similar arrangements.

Cash and cash equivalents

The company considers all highly liquid debt securities purchased with original or remaining maturities of three months or less to be cash equivalents. The carrying value of cash equivalents approximates fair value.

Accounts receivable

Trade accounts receivable are recorded at the net amount the company expects to collect on balances outstanding. Historically, write-offs of receivables have been minimal since the majority of work is performed when payment is received; therefore, no allowance for doubtful accounts is recorded.

Inventories

Inventories are stated at the lower of cost or market, with cost being determined by the first-in, first-out (FIFO) method. Inventories consist of lumber, plywood, nails, strapping and packing materials used in the packing production process.

Property and equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is recorded on the straight-line basis over the estimated useful lives of the assets, which range from three to ten years. Normal maintenance and repairs of property and equipment are expensed as incurred while renewals, betterments and major repairs that materially extend the useful life of property and equipment are capitalized. Upon retirement or disposition of property and equipment, the asset and related accumulated depreciation or amortization is removed from the accounts and any resulting gain or loss is charged to operations.

Income taxes

The company uses the liability method for income taxes as required by SFAS No. 109 "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates and laws that will be in effect when the differences are expected to reverse. Valuation allowances are established when it is more likely than not that the deferred tax assets will not be realized.

Income (loss) per share

The company presents basic income (loss) per share and diluted earnings per share in accordance with the provisions of SFAS No. 128 "Earnings per Share".

Under SFAS No.128, basic net loss per share is computed by dividing the net loss for the year by the weighted average number of common shares outstanding during the year. Diluted net loss per share is computed by dividing the net loss for the year by the weighted average number of common shares and common share equivalents outstanding during the year.

Concentration of credit risks

Sun Packing is subject to concentrations of credit risk primarily from cash and cash equivalents and accounts receivable. The company maintains accounts with financial institutions, which at times exceeds the insured Federal Deposit Insurance Corporation limit of $100,000. The company minimizes its credit risks associated with cash by periodically evaluating the credit quality of its primary financial institutions. The company’s accounts receivables are due from the businesses to which it provides its services. The company does not require collateral to secure its accounts receivables.

New accounting pronouncements

Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities

In June 2008, the FASB issued FSP Emerging Issues Task Force (“EITF”) Issue No. 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities.” The FSP addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the earnings allocation in computing earnings per share under the two-class method. The FSP affects entities that accrue dividends on share-based payment awards during the awards’ service period when the dividends do not need to be returned if the employees forfeit the award. This FSP is effective for fiscal years beginning after December 15, 2008. The company is currently assessing the impact of FSP EITF 03-6-1 on its combined financial position and results of operations.

Determining Whether an Instrument (or an Embedded Feature) Is Indexed to an entity's Own Stock

In June 2008, the FASB ratified EITF Issue No. 07-5, "Determining Whether an Instrument (or an Embedded Feature) Is Indexed to an Entity's Own Stock" (EITF 07-5). EITF 07-5 provides that an entity should use a two step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument's contingent exercise and settlement provisions. It also clarifies on the impact of foreign currency denominated strike prices and market-based employee stock option valuation instruments on the evaluation. EITF 07-5 is effective for fiscal years beginning after December 15, 2008. The Company is currently assessing the impact of EITF 07-5 on its combined financial position and results of operations.

Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)

In May 2008, the FASB issued FSP Accounting Principles Board (“APB”) Opinion No. 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement).” The FSP clarifies the accounting for convertible debt instruments that may be settled in cash

(including partial cash settlement) upon conversion. The FSP requires issuers to account separately for the liability and equity components of certain convertible debt instruments in a manner that reflects the issuer's nonconvertible debt (unsecured debt) borrowing rate when interest cost is recognized. The FSP requires bifurcation of a component of the debt, classification of that component in equity and the accretion of the resulting discount on the debt to be recognized as part of interest expense in our combined statement of operations. The FSP requires retrospective application to the terms of instruments as they existed for all periods presented. The FSP is effective for us as of January 1, 2009 and early adoption is not permitted. The company is currently evaluating the potential impact of FSP APB 14-1 upon its combined financial statements.

The Hierarchy of Generally Accepted Accounting Principles

In May 2008, the FASB issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles" (FAS No.162). SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements. SFAS No. 162 is effective 60 days following the SEC's approval of the Public Company Accounting Oversight Board amendments to AU Section 411, "The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles". The implementation of this standard will not have a material impact on the company's combined financial position and results of operations.

Determination of the Useful Life of Intangible Assets

In April 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position on Financial Accounting Standard (“FSP FAS”) No. 142-3, “Determination of the Useful Life of Intangible Assets”, which amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of intangible assets under SFAS No. 142 “Goodwill and Other Intangible Assets”. The intent of this FSP is to improve the consistency between the useful life of a recognized intangible asset under SFAS No. 142 and the period of the expected cash flows used to measure the fair value of the asset under SFAS No. 141 (revised 2007) “Business Combinations” and other U.S. generally accepted accounting principles. The company is currently evaluating the potential impact of FSP FAS No. 142-3 on its combined financial statements.

RISK FACTORS

You are urged to read and carefully consider the following risk factors.

Risks Relating to the Share Exchange

XenaCare may not realize the anticipated benefits of the Share Exchange.

Economic conditions change quickly, and Sun Packing, Inc.'s business may deteriorate and our stock price will decrease. Although we believe that Sun Packing, Inc.'s business will permit the combined companies to achieve a greater level of success than is possible with XenaCare's current operations, there can be no assurance that, following the share exchange, Sun Packing, Inc.’s business will ever enable our company to achieve a greater level of success.

The share exchange will dilute your percentage ownership of XenaCare's common stock.

The Share Exchange will dilute the percentage ownership held by XenaCare's shareholders when compared to their ownership prior to the share exchange. At the effective time of the Share Exchange XenaCare's shareholders will hold 66.14% of XenaCare's outstanding capital stock following the share exchange. Additionally, the current XenaCare shareholders may be further diluted upon conversion of the Series D Preferred stock into common stock. Furthermore, XenaCare may use additional stock issuances to finance its growth. These stock issuances would cause further dilution to current XenaCare shareholders.

The aggregate number of shares of XenaCare's common stock issued to Sun Packing, Inc. shareholders in the Share Exchange is fixed and will not be adjusted in the event of any change in the stock price.

The number of shares issued to Sun Packing, Inc. shareholders in the Share Exchange is fixed and will not be adjusted for any fluctuation in the market price of XenaCare's common stock. In addition, the shareholders of Sun Packing may obtain additional shares of XenaCare’s common stock upon conversion of the Series D Convertible Preferred stock.

The market price of XenaCare’s common stock may decline as a result of the Share Exchange with Sun Packing.

The market price of XenaCare’s common stock may decline as a result of the Share Exchange. Furthermore, the common stock may decline if the business of Sun Packing is not properly integrated into the surviving company. The market price may also decline if Sun Packing does not achieve the perceived benefits of the Share Exchange as rapidly or to the extent anticipated by the investing public or if the effect of the Share Exchange on Sun Packing’s financial results is not consistent with market expectations.

XenaCare’s common stock in considered to be a Penny Stock, an investment in its common stock should be considered high risk and subject to marketability restrictions.

Since XenaCare’s common stock is a penny stock, as defined in Rule 3a51-1 under the Securities Exchange Act, it will be more difficult for investors to liquidate their investment. Until the trading price of the common stock rises above $5.00 per share, if ever, trading in the common stock is subject to the penny stock rules of the Securities Exchange Act specified in rules 15g-1 through 15g-10. Those rules require broker-dealers, before effecting transactions in any penny stock, to:

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Deliver to the customer, and obtain a written receipt for, a disclosure document;

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Disclose certain price information about the stock;

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Disclose the amount of compensation received by the broker-dealer or any associated person of the broker-dealer;

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Send monthly statements to customers with market and price information about the penny stock; and

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In some circumstances, approve the purchaser’s account under certain standards and deliver written statements to the customer with information specified in the rules.

Consequently, the penny stock rules may restrict the ability or willingness of broker-dealers to sell the common stock and may affect the ability of holders to sell their common stock in the secondary market and the price at which such holders can sell any such securities. These additional procedures could also limit the company’s ability to raise additional capital in the future.

If the company fails to remain current in its reporting requirements, it could be removed from the OTC Bulletin Board, which would limit the ability of broker-dealers to sell its securities and the ability of stockholders to sell their securities in the secondary market.

Companies trading on the OTC Bulletin Board, such as XenaCare, must be reporting issuers under Section 12 of the Securities Exchange Act of 1934, as amended, and must be current in their reports under Section 13, in order to maintain price quotation privileges on the OTC Bulletin Board. More specifically, FINRA has enacted Rule 6530, which determines eligibility of issuers quoted on the OTC Bulletin Board by requiring an issuer to be current in its filings with the Commission. Pursuant to Rule 6530(e), if a company files its reports late with the Commission three times in a two-year period or its securities are removed from the OTC Bulletin Board for failure to timely file twice in a two-year period then the company will be ineligible for quotation on the OTC Bulletin Board. As a result, the market liquidity for its securities could be severely adversely affected by limiting the ability of broker-dealers to sell its securities and the ability of stockholders to sell their securities in the secondary market.

Risk Factors Relating To Sun Packing, Inc.'s Business

Sun Packing is highly dependent on its key executive officers for the success of its business plan and may be dependent on the efforts and relationships of the principals of future acquisitions and mergers. If any of these individuals become unable to continue in their role, the company’s business could be adversely affected.

Sun Packing believes its success will depend, to a significant extent, on the efforts and abilities of Peter Elston and Jon Grossman, its President and Treasurer, respectively. If Sun Packing lost either of these key executive officers; it would be forced to expend significant time and money in the pursuit of a replacement, which would result in both a delay in the implementation of its business plan and the diversion of limited working capital. Sun Packing can give you no assurance that it could find a satisfactory replacement for either of these key executive officers at all, or on terms that are not unduly expensive or burdensome.

Sun Packing may be unable to compete successfully in the highly competitive packing and crating industry.

There is perhaps thousands of standard packing and crating companies in the United States alone of which perhaps 1,000 comprise the export packing industry. It is estimated that the export packing segment is about a $2 billion a year industry largely comprised of privately held companies. Sun Packing faces intense competition from various independent packers and freight forwarders with internal packing operations, some of which are more established and well known in the marketplace. Each of Sun Packing’s competitors will likely continue to maintain a position in offering their services in the overall market and Sun Packing may experience difficulties in expanding its market share. Additionally, many of Sun Packing’s competitors have substantially greater financial and managerial resources than it does.

Not only is Sun Packing operating in a highly competitive industry but it also lacks long-term contracts with clients. There can be no assurance that it will successfully establish or maintain any long-term contracts to provide its services in the future.

Sun Packing’s internal controls may be inadequate, which could cause XenaCare’s financial reporting to be unreliable and lead to misinformation being disseminated to the public after the Share Exchange is completed.

XenaCare’s management is responsible for establishing and maintaining adequate internal control over financial reporting upon closing of the Share Exchange, which will include the operations of Sun Packing, Inc.

XenaCare has historically had a limited number of personnel that are required to perform various roles and duties as well as be responsible for monitoring and ensuring compliance with its internal control procedures. These roles, duties and responsibilities will expand with the additional operations of Sun Packing. As a result, our internal controls may be inadequate or ineffective following the closing of the Share Exchange, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public. Investors relying upon this misinformation may make an uninformed investment decision.

CERTAIN INFORMATION CONCERNING XENACARE

Business Summary

XenaCare Holdings, Inc. was organized under the laws of Florida in June 2005 to formulate, market and distribute a line of clinical and life style performance nutrition supplement products (“NSPs”). XenaCare currently develops or is in the process of developing the following lines of NSPs and performance products: (1) Clinical NSPs; (2) Lifestyle Performance NSPs; and (3) Protective NSPs. Since mid 2005, we expanded our focus and began to formulate NSPs for personal and lifestyle performance products. We also developed new distribution channels for our historical Clinical NSPs. We have also acquired exclusive worldwide rights, patents and technology developed by Pure Laboratories, LLC , through which we will showcase and market, the SunPill™. Additionally, we have entered into an exclusive worldwide proprietary sales agreement for Algae BioSciences, an algae based Omega 3 fatty acid that can be ingested as a food additive or through other nutraceutical and medicinal applications. Substantially all revenues to date have been generated from sales of historical Clinical NSPs, XenaCor, XenaTri and XenaZymePlus. Since our inception, we have never been profitable.

Clinical NSPs

Our line of Clinical NSPs seek to shift a portion of current consumer “out-of-pocket” spending on ineffective and/or incomplete self-care and healing products, obtained through a myriad of retail and Internet distribution systems. Our Clinical NSPs currently include XenaCor, XenaTri and XenaZymePlus. We believe these NSPs provide consumers with access to proprietary nutritional supplements and supplement nutrient depletion resulting from the use of certain prescription pharmaceuticals. We also plan to sell and distribute these products through pharmacies and other distribution outlets as well as through infomercials and a book authored by Dr. Xenakis, Chairman of the Board, to promote our Clinical NSPs. XenaCor, XenaTri and XenaZymePlus are specifically formulated to support and help maintain patient healthcare for many risk factors, including those related to homocysteine levels, lipid control, blood flow and blood pressure. These NSPs are formulated under the guidelines of the Food and Drug Administration (“FDA”) and its regulation of the Nutritional supplement and Health Education Act. However, while the FDA regulates the nutritional supplement industry, no approvals by the FDA are required for our products. We believe our Clinical NSPs listed below support and maintain the following:

XenaCor: the lowering of serum cholesterol, C-reactive protein and homocysteine levels. This product was designed to support cardiovascular health.

XenaTri: the lowering of triglycerides and raising of HDL. This product was designed to support cardiovascular health.

XenaZyme Plus: increases the body’s oxygen carrying capacities. This product was designed to support digestion.

We believe these NSPs significantly differentiate themselves from our competition including self-help vitamin and herbal product manufacturers and distributors. These NSPs are formulated to support the delivery of measurable subjective (improved medical history) and/or objective (laboratory results) effects regardless of what other medications or supplements the patient is taking. We believe that these NSPs support significant positive health actions and outcomes without deleterious adverse side effects. The Company does not diagnose nor treat diseases. Our products are only formulated to support and maintain an individual’s health and well being.

We also intend to develop Body Replenishment Systems (“BRS”) formulations provide patients access to NSPs that combat prescription drug induced nutrient depletion problems widely recognized by both consumer and clinician. As stated in The Drug-induced Nutrient Depletion Handbook, second edition (2003) by Ross Pelton et al., “ 16 of the top 20 drugs are associated with drug/nutrient interaction.” BRS formulations focus on replacing prescription drug depleted nutrients and position themselves as extensions to the primary Clinical NSPs. We believe that BRS formulations will not compete with our historical Clinical NSPs as our historical Clinical NSPs specifically support disease treatment. We also believe that BRS formulations will meet a high revenue opportunity without affecting current revenue generating Clinical NSPs. The BRS formulations will be marketed and sold through the same outlets as our other Clinical NSPs. This strategy has no effect on the current and future operations of our other Clinical NSPs.

Lifestyle Performance NSPs

We are developing formulations for the Lifestyle Performance market, which consists of a sports line for athletes and increased performance for the over 50 generation. As of the date of this information statement we have not completed any of the formulations.

Protective NSPs

SunPill™, a nutritional supplement, was developed by the founder of Banana Boat, Sea and Ski, an inventor at the forefront of protecting skin from the damaging effects of the sun. We have acquired the worldwide rights to produce and distribute the SunPill™. We believe the composition of the SunPill™, when taken daily, protects the skin against the effects of ultraviolet (UV) radiation from the sun or other sources which include sunburn, skin redness, swelling, immune suppression, photo-damage.

AlGal is a pure uncontaminated algae based Omega 3 fatty acid commonly found in cold water fish such as salmon. Omega 3 promotes heart health, and has been linked to increased brain function. It contributes to lowering blood pressure and strengthening artery walls. The algae based Omega 3 has no fishy smell or taste and is produced naturally in only one place on earth. The production process is patented. We have entered into an exclusive worldwide Sales Agreement with AlgaeBioSciences, Corp. and intend to distribute the raw material as an additive to food products such as cereal, and also as a nutritional supplement.

Formulation of NSPs

The Company’s Clinical NSPs are currently formulated by Dr. Xenakis and are proprietary to the Company. We have historically expensed our formulation costs and do not have any separately itemized research and development expenses.

Manufacturing and Supplies

The Company uses contracted third parties to manufacture its products and to provide raw materials. The third party manufacturers are responsible for receipt and storage of raw material, production and packaging, and labeling of finished goods. At present, the Company is dependent upon manufacturers for the production of all of its products and should the manufacturers discontinue their relationship with us, the Company’s sales could be adversely impacted. The Company believes at the present time it will be able to obtain the quantity of products and supplies needed to meet orders.

We purchase all of our products from third-party suppliers and manufacturers pursuant to purchase orders without any long-term agreements. In the event that a current manufacturer is unable to meet our manufacturing and delivery requirements at some time in the future, we may suffer short-term interruptions of delivery of certain products while we establish an alternative source. While we believe alternative sources are in most cases readily available and we have also established working relationships with several third-party suppliers and manufacturers, none of these agreements are long term. We also rely on third-party carriers for product shipments, including shipments to and from our distribution facilities. We are therefore subject to the risks, including employee strikes and inclement weather, associated with our carrier’s ability to provide delivery services to meet our fulfillment and shipping needs. Failure to deliver products to our customers in a timely and accurate manner would harm our reputation, our business and results of operations.

Competition

The nutritional supplement industry is highly competitive. Many of the Company’s competitors are large, well-known companies that have considerably greater financial, sales, marketing and technical resources than the Company. Additionally, these competitors have formulary capabilities that may allow them to formulate new or improved products that may compete with product lines the Company markets and distributes. In addition, competitors may elect to devote substantial resources to marketing their products to similar outlets and may choose to develop educational and information programs like those formulated by the Company to support their marketing efforts. The Company’s business, financial condition and results of operations could be materially and adversely affected by any one or more of such developments.

Proprietary Rights

The Company regards the protection of copyrights, trademarks and other proprietary rights that it may own or license as material to its future success and competitive position. The Company intends to rely on a combination of laws and contractual restrictions such as confidentiality agreements to establish and protect its proprietary rights. Laws and contractual restrictions, however, may not be sufficient to prevent misappropriation of proprietary rights or deter others from independently formulating products that are substantially equivalent or superior. The Company has no patent protection for any of its products or services, except the SunPill™ but has multiple trademark protection on certain service marks currently in commerce.

Governmental Regulation

The FDA oversees product safety, manufacturing, and product information, such as statements on the product’s label, package inserts, and accompanying literature. The FDA has promulgated regulations governing the labeling and marketing of dietary and nutritional supplement products. The regulations include: the identification of dietary or nutritional supplements and their nutrition and ingredient labeling; requirements related to the wording used for statements about nutrients, health statements, and statements of nutritional support; labeling requirements for dietary or nutritional supplements for which “high potency,” “antioxidant,” and “trans-fatty acids” statements are made; notification procedures for statements on dietary and nutritional supplements; and pre-market notification procedures for new dietary ingredients in nutritional supplements.

We utilize a substantiation program that involves the compilation and review of scientific literature pertinent to the ingredients contained in each of our products. We continuously update our substantiation program to expand evidence for each of our product statements and notify the FDA of certain types of performance statements made in connection with our products.

In certain markets, including the United States, specific statements made by us with respect to our products may change the regulatory status of a product. For example, a product sold as a nutritional supplement but marketed as a treatment, prevention, or cure for a specific disease or condition would likely be considered by the FDA or other regulatory bodies as unapproved and asked to be removed from the market. To maintain the product’s status as a nutritional supplement, the labeling and marketing must comply with the provisions in the Dietary Supplement Health and Education Act of 1994 (DSHEA) and the FDA’s extensive regulations. As a result, we have procedures in place to promote and enforce compliance by our employees related to the requirements of DSHEA, the Food, Drug and Cosmetic Act, and various other regulations. Because of the diverse scope of regulations applicable to our products, and the varied regulators enforcing these regulatory requirements, determining how to conform to all requirements is often open to interpretation and debate. As a result, we can make no assurances that regulators will not question any of our actions in the future, even though we have put continuing effort into complying with all applicable regulations.

Nutritional supplements are also subject to the Nutrition, Labeling and Education Act and various other acts that regulate health statements, ingredient labeling, and nutrient content statements that characterize the level of nutrients in a product. These acts prohibit the use of any specific health statement for nutritional supplements unless the health statement is supported by significant scientific research and is pre-approved by the FDA.

Regulators such as the Federal Trade Commission (FTC) regulate marketing practices and advertising of a company and its products. In the past several years, regulators have instituted various enforcement actions against numerous nutritional supplement companies for false and/or misleading marketing practices, as well as misleading advertising of certain products. These enforcement actions have resulted in consent decrees and significant monetary judgments against the companies and/or individuals involved. Regulators require a company to convey product statements clearly and accurately, and further require marketers to maintain adequate substantiation for their statements. The FTC requires such substantiation to be competent and reliable scientific evidence. Specifically, the FTC requires a company to have a reasonable basis for the expressed and implied product statement before it disseminates an advertisement. A reasonable basis is determined based on the statements made, how the statements are presented in the context of the entire advertisement, and how the statements are qualified. The FTC’s standard for evaluating substantiation is designed to ensure that consumers are protected from false and/or misleading statements by requiring scientific substantiation of product statements at the time such statements are first made. The failure to have this substantiation violates the Federal Trade Commission Act.

Properties

We currently rent approximately 3,000 square feet of executive office space located at 14000 Military Trail, Suite 104 Delray Beach, Florida 33484. We rent this space for approximately $4,000 per month. The lease term is on a month-to-month basis under an oral agreement. This space is adequate to maintain and expand our business operations.

Legal Proceedings

There are currently no material legal proceedings, nor pending legal proceedings involving our Company.

Management's Discussion and Analysis of Financial Condition and Results of Operations of XenaCare

The following discussion and analysis should be read in conjunction with the XenaCare Holdings, Inc. financial statements and notes thereto included elsewhere in this information statement. This discussion contains certain forward-looking statements that involve risks and uncertainties. XenaCare’s actual results and the timing of certain events could differ materially from those discussed in these forward-looking statements as a result of certain factors, including, but not limited to, those set forth herein and elsewhere in this information statement.

Recent Accounting Pronouncements

Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities

In June 2008, the FASB issued FSP EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities.” The FSP addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the earnings allocation in computing earnings per share under the two-class method. The FSP affects entities that accrue dividends on share-based payment awards during the awards’ service period when the dividends do not need to be returned if the employees forfeit the award. This FSP is effective for fiscal years beginning after December 15, 2008. The Company is currently assessing the impact of FSP EITF 03-6-1 on its consolidated financial position and results of operations.

Determining Whether an Instrument (or an Embedded Feature) Is Indexed to an entity's Own Stock

In June 2008, the FASB ratified EITF 07-5, "Determining Whether an Instrument (or an Embedded Feature) Is Indexed to an Entity's Own Stock" . EITF 07-5 provides that an entity should use a two step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument's contingent exercise and settlement provisions. It also clarifies on the impact of foreign currency denominated strike prices and market-based employee stock option valuation instruments on the evaluation. EITF 07-5 is effective for fiscal years beginning after December 15, 2008. The Company is currently assessing the impact of EITF 07-5 on its consolidated financial position and results of operations.

Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)

In May 2008, the FASB issued FSP APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement).” The FSP clarifies the accounting for convertible debt instruments that may be settled in cash (including partial cash settlement) upon conversion. The FSP requires issuers to account separately for the liability and equity components of certain convertible debt instruments in a manner that reflects the issuer's nonconvertible debt (unsecured debt) borrowing rate when interest cost is recognized. The FSP requires bifurcation of a component of the debt, classification of that component in equity and the accretion of the resulting discount on the debt to be recognized as part of interest expense in our consolidated statement of operations. The FSP requires retrospective application to the terms of instruments as they existed for all periods presented. The FSP is effective for us as of January 1, 2009 and early adoption is not permitted. The Company is currently evaluating the potential impact of FSP APB 14-1 upon its consolidated financial statements.

The Hierarchy of Generally Accepted Accounting Principles

In May 2008, the FASB issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles" (FAS No.162). SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements. SFAS No. 162 is effective 60 days following the SEC's approval of the Public Company Accounting Oversight Board amendments to AU Section 411, "The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles". The implementation of this standard will not have a material impact on the Company's consolidated financial position and results of operations.

Critical Accounting Policies

Management’s Discussion and Analysis of Financial Condition and Results of Operations are based upon our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. When preparing our financial statements, we make estimates and judgments that affect the reported amounts on our balance sheets and income statements, and our related disclosure about contingent assets and liabilities. We continually evaluate our estimates, including those related to revenue, allowance for doubtful accounts, reserves for income taxes, and litigation. We base our estimates on historical experience and on various other assumptions, which we believe to be reasonable in order to form the basis for making judgments about the carrying values of assets and liabilities that are not readily ascertained from other sources. Actual results may deviate from these estimates if alternative assumptions or condition are used.

Results of Operations

Comparison of the Nine months Ended September 30, 2008 (“QTD-2008”) to the Nine months Ended September 30, 2007 (“QTD-2007”)

Net Revenues Total net revenues increased $277,849 or 236.6%, to $395,286 (QTD-2008) from $117,437 (QTD-2007). Prior to Q3-2008, substantially all of our revenues have been generated by our proprietary Clinical NSPs - XenaCor, XenaTri and XenaZymePlus distributed through the mail to our existing customer base. We will continue to market our NSPs, however, our efforts redirecting and allocating available resources to concentrate on the distribution of the SunPill™, a defense system that protects the skin from the damaging effects of the sun, has begun to generate increasing sales. Our AlGal product, a tasteless, odorless form of Omega 3 fatty acid, which is used as a food additive, is still being commercialized. No sales from AlGal products were generated in QTD-2008.

Cost of Revenues Total cost of revenues increased $86,530 or 94%, to $178,569 (QTD-2008) from $92,039 (QTD-2007). The increase is related primarily from increased sales as a result of our redirection of business focus from Clinical NSPs to the commercialization of our new product lines.

Selling and Marketing Costs Selling and marketing costs increased $6,594 or 1.4%, to $490,043 (QTD-2008) from $483,449 (QTD-2007). The modest increase in selling and marketing expenses is primarily due to our switch in emphasis from Clinical NSPs. Our new products, the SunPill™ is currently in distribution and AlGal, is currently being commercialized.

General and Administrative Costs General and administrative costs decreased $575,422 or 57.2%, to $431,250 (QTD-2008) from $1,015,760 (QTD-2007). The increase in general and administrative expenses is related to costs associated with accrued executive compensation along with consulting, legal and professional costs incurred with commercializing the SunPill™.

Other Income(Expense) Other income(expense) increased $143,302 or 2,952.2% expense to $148,156 expense (QTD-2008) from $4,854 expense (QTD-2007). The increase expense is related to the cost of marketing and financing consulting services.

Comparison of Year Ended December 31, 2007 (“YTD-2007”) to the Year Ended December 31, 2006 (“YTD-2006”)

Net Revenues Total revenues decreased $234,025 or 66.8%, to $116,149 for YTD-2007 from $350,174 for YTD-2006. Substantially all of our revenues to date have been generated by our proprietary Clinical NSPs - XenaCor, XenaTri and XenaZymePlus through doctors’ offices. We reduced the resources committed to these types of sales, which has had a direct impact on our revenues over the last 30 months. Although we will continue to market our NSPs, we are redirecting our efforts and allocating available resources to concentrate on the distribution of the SunPill, a defense system that protects the skin from the damaging effects of the sun, and the distribution of AlGal, a tasteless, odorless form of Omega 3 fatty acid, which is used as a food additive. No sales from these new products were generated in 2007.

Cost of Revenues Total cost of revenues decreased $33,625 or 28.3%, to $85,394 for YTD-2007 from $119,019 for YTD-2006. The decrease in costs of revenue is related to our redirection of business focus from Clinical NSPs to the commercialization of our new product lines.

Selling and Marketing Costs Selling and marketing costs decreased $1,029,687 or 60.5%, to $671,714 for YTD-2007 from $1,701,401 for YTD-2006. The decrease in selling and marketing expenses is primarily due to our switch in emphasis from Clinical NSPs to our new products, the SunPill and AlGal.

General and Administrative Costs General and administrative costs increased $791,307 or 105.1%, to $1,544,307 in YTD-2007 from $752,730 in YTD-2006. The increase is due to costs associated with accrued executive compensation.

Impairment and Write Down At December 31, 2007, management determined that their use of certain hardware, inventory and intangibles had significantly changed and were no longer being utilized, were obsolete or had no future benefit. The assets were determined to be impaired and the net carrying value of $451,292 was charged to earnings.

Other Income (Expense) Other expenses increased $97,972 or 2,457.9% to $93,986 expense for YTD-2007 from $3,986 income for YTD-2006. The increase was primarily a result of $65,865 in interest expense on notes.

Liquidity and Capital Resources

We incurred a net loss for the nine months ended September 30, 2008 of $912,209 and had a $1,332,465 deficit in working capital at September 30, 2008. We have not yet established an ongoing source of revenues sufficient to cover our operating costs and we have not raised sufficient capital to implement our business model resulting in a decline in working capital for QTD-2008. Our ability to continue as a going concern is dependent upon our ability to generate sales from our new products and our obtaining adequate capital to fund losses until we become profitable.

Our operating and capital requirements in connection with operations have been and will continue to be significant. Our recurring losses from operations and increased contractual agreements raise doubt about our ability to continue as a going concern. Based on our current plans, we anticipate that revenues earned from SunPill™ and AlGal product sales will be the primary source of funds for operating activities. In addition to existing cash and cash equivalents, we may rely on bank borrowing, if available, or sales of securities to meet the basic capital and liquidity needs for the next 12 months. Additional capital may be sought to fund the expansion of our product line and marketing efforts, which may also include bank borrowing, or a private placement of securities.

We plan to continue utilizing our current resources to further develop our business, establish our sales and marketing network, operations, customer support and administrative organizations. We believe, based upon indications from our sales agents and others that sufficient revenues will be generated from product sales by the end of the fourth quarter of 2008 to cover our expenses. These revenues from product sales together with proceeds from private placements should be sufficient to meet presently anticipated working capital and capital expenditure requirements over the next 12 months. To the extent that we do not generate sufficient revenues we will reduce our expenses and/or seek additional financing. As of September 30, 2008 there were no commitments for long-term capital expenditures other than those discussed in Note 6 to the quarterly financial statements included in this information statement.

Effective November 20, 2008, XenaCare issued an aggregate of 619,800 shares of common stock of the Company pursuant to the conversion of 206,600 shares of Series B Convertible Preferred Stock which were held by a Series B Preferred shareholder. The Series B Preferred shares were initially issued on or about March 3, 2008 at a purchase price of $1.00 per share. Pursuant to the preferences and rights of the Series B Preferred Stock, each share of Series B Preferred Stock is convertible into three shares of common stock of the Company. The shares of common stock issued pursuant to the conversion were issued under the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Act”). Certificates representing such shares contain legends restricting their transfer absent registration or applicable exemption.

Effective November 20, 2008 the Company approved the issuance of an aggregate of 10,840,774 shares of common stock in consideration of the satisfaction of shareholder loans in the principal amount of $1,246,689. The issuances were pursuant to the terms of a settlement agreement with each shareholder. The shares were issued to a total of five shareholders of the Company, including Frank Rizzo, and adult family members or trusts for the benefit of minor children of Bobby Story and Steve Markley. The shares of common stock issued pursuant to the conversion were issued under the exemption from registration provided by Section 4(2) of the Act. Certificates representing such shares contain legends restricting their transfer absent registration or applicable exemption.

Effective November 20, 2008 the Company approved the issuance of an aggregate of 5,867,783 shares of common stock in consideration of the termination and settlement of three consulting agreements. The shares were valued at $0.115 per share. The issuances were pursuant to settlement and termination agreements with each consultant. The consultants include Bobby Story, Gary Spaniak, Sr. and Interactive Business development, LLC - Steve Markley. The shares of common stock were issued under the exemption from registration provided by Section 4(2) of the Act. Certificates representing such shares contain legends restricting their transfer absent registration or applicable exemption.

Following the conversion of the Series B preferred shares disclosed above, there are no outstanding shares of preferred stock in the Company except for 500,000 Series A preferred shares. As of the date of filing of this information statement, there are 43,331,695 shares of common stock of the Company issued and outstanding.

Cash Flows for the Nine Months Ended September 30, 2008

Our cash and cash equivalents decreased $827 to $780 as of September 30, 2008 from $1,607 as of December 31, 2007.

Cash Flows from Operating Activities

Operating activities used net cash for the nine months ended September 30, 2008 of $1,186,672. Net cash used resulted from a net loss of approximately $1,425,184, after adjustment for various items which impact net income but do not impact cash during the period, such as depreciation and stock issued for services. The net loss was partially offset by net cash provided from a net change in working capital components of $238,512. The most significant working capital component change was an increase in accounts payable and accrued expenses of $728,696, resulting from the Company securing more services related to its commercialization of the SunPill™ and correspondingly increasing vendor credit utilized.

Cash Flows used in Investing Activities

Our investing activities used $213 in net cash during the nine months ended September 30, 2008. Net cash used is composed entirely of capital expenditures.

Cash Flows from Financing Activities

Our financing activities provided net cash of $1,186,058 for the nine months ended September 30, 2008. We raised approximately $929,458 in advances from officers and related parties and $256,600 through the sales of preferred stock.

Financial Position

Our total assets increased $638,619 to $1,217,792 as of September 30, 2008 from $579,173 as of December 31, 2007.

Our accounts receivable increased $312,414; our inventory decreased $56,705; and our prepaid expenses and other current assets increased $421,657 as a result of additions associated with launching the SunPill™. Our cash decreased $827 as a result of using all available cash to support the new product launch.

Borrowings Outstanding

As of September 30, 2008, we had borrowings of $2,261,021, which was composed of $776,237 from shareholders, officers and related parties, $37,970 drawn against a $40,000 line of credit from Wachovia, secured by the personal guarantee of an officer of the Company and $587,000 from Sun Packing, Inc. On November 20, 2008, this amount was reduced by $1,246,689 pursuant to settlement agreements whereby the Company issued an aggregate of 10,840,774 shares of common stock in satisfaction of certain shareholder loans.

Material Commitments, Expenditures and Contingencies

We had no outstanding purchase commitments to purchase raw materials as of September 30, 2008. We believe that a minimum of an additional $500,000 will be needed over the next 6 months to successfully launch the SunPill™ product based on purchase orders and commitments received.

The SEC maintains a Web site that contains all documents XenaCare has previously filed with the SEC. The address of the site is www.sec.gov.

By Order of the Board of Directors
XENACARE HOLDINGS, INC.

/s/ Frank Rizzo
Frank Rizzo
President

APPENDIX A

FIRST AMENDMENT
TO SHARE EXCHANGE AGREEMENT
AND
PLAN OF REORGANIZATION

THIS FIRST AMENDMENT TO SHARE EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION (this “Amendment”) is made effective as of September 5, 2008, among XenaCare Holdings, a Florida corporation ( “XCHO”); Sun Packing, Inc., a Texas corporation ("Sun"); Wallisville Partners, Ltd., a Texas limited partnership (the “Wallisville”); and Jon L. Grossman and Peter R. Elston (the “Shareholders”).

BACKGROUND

WHEREAS, XCHO, Sun, Wallisville and Shareholders are parties to that certain Share Exchange Agreement and Plan of Reorganization, dated as of July 29, 2008 (the “Agreement”); and

WHEREAS, pursuant Section 13.9 of the Agreement, the Agreement may be amended by a written instrument executed by the parties.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.

Issuance of Common Stock to Shareholders.

(a)

 Section 2.1 of the Agreement is hereby amended by deleting “50.1%” and inserting “33.83%” in lieu thereof.

(b)

Section 2.4 of the Agreement is hereby amended to read as follows:

Upon any transfer after the Closing of the real property described in Section 9.2(e) hereof or of any shares of Sun other than to an Affiliate of XCHO, XCHO shall issue to the Shareholders additional shares of XCHO Common Stock equal in value to a percentage of the cumulative consideration payable for or allocable to such real property in excess of $10 million based on the date of such transaction after the Closing Date as follows: (1) 100% if within 24 months; (2) 75% if more than 24 months but not more than 36 months; and (3) 50% if more than 36 months. For purposes of this Section, the value of such Common Stock shall be equal to the average of the following on the ten most recent days prior to such transfer on which stock markets were open in the United States: (1) the closing price on the stock exchange on which such Common Stock is traded, or for any day on which no sale takes place, the average of the reported closing bid and asked quotations on such exchange, (2) if such Common Stock is not listed on an exchange, the average of the high bid and low asked quotations in the over-the-counter market on each of such ten days.

2.

Closing Deliveries. Section 3.2(a)(5) of the Agreement is hereby deleted.

3.

Capitalization. Section 4.5(a) of the Agreement is hereby deleted and amended and restated in its entirety with the following text:

“The entire authorized capital stock of XCHO consists of (i) 45,000,000 shares of Common Stock, $0.001 par value per share, of which 43,331,695 shares are issued and outstanding and none of which are held as treasury stock, and (ii) 5,000,000 shares of Preferred Stock, of which (1) 500,000 have been designated as shares of Series A Convertible Preferred Stock, $0.001 par value per share, of which 500,000 shares are issued and outstanding, (2) 700,000 shares have been designated as shares of Series B Convertible Preferred Stock, of which 206,600 shares are issued and outstanding, and (3) 1,000,000 shares have been designated as shares of Series C Convertible Preferred Stock, of which 70,000 shares are issued and outstanding.”

Corporate Structure.

(a)

Section 8.6(a) of the Agreement is hereby deleted and amended and restated in its entirety with the following text:

“From and after the Closing Date, the Board of Directors of XCHO shall consist of five (5) directors, two (2) designated by the Shareholders and three (3) designated by XCHO. Initially, the two (2) directors designated by the Shareholders shall be Jon L. Grossman and Peter L. Elston, and the three (3) directors designated by XCHO shall be Steve Markley, Frank Rizzo and Bobby Story. At the Closing, Frank Rizzo shall remain as the President of XCHO, Jon Grossman shall be named as Chief Executive Officer of SunWorld Holdings, Inc. (XCHO) and Steve Markley shall be named as Chief Operating Officer and Chairman of the Board of Directors of XCHO, Jon Grossman shall remain as Chairman of Sun Packing, Inc and Peter R. Elston shall remain as the President of Sun Packing, Inc. Alan Xenakis shall be named as Chairman of SunWorld Media Corp (Newco) and Frank Rizzo shall be named as President of SunWorld Media Corp (Newco).”

(b)

Section 8.6(b) of the Agreement is hereby deleted and amended and restated in its entirety with the following text:

“Prior to the consummation of the share exchange provided for herein, XCHO will effect a one-for-four reverse stock split and will convert all outstanding preferred shares into Common Stock. Following the Closing, XCHO will change its name to SunWorld Holdings, Inc., and will within a reasonable time apply for listing of its Common Stock on NASDAQ or the American Stock Exchange. At the Closing, Sun Packing, Inc, XCHO, SunWorld Media Corp (Newco), the Shareholders, Frank Rizzo, Bobby Story, Gary Spaniak, Steve Markley, and Alan Xenakis will execute and deliver an Operating/Shareholders Agreement in substantially the form attached hereto as Exhibit 8.6 (the “Operating/Shareholders Agreement”) providing for such matters, the officers and directors of XCHO, Sun Packing, Inc., and SunWorld Media Corp (Newco), and the operations of XCHO, Sun Packing, Inc., and SunWorld Media Corp (Newco) for the first 24 months following the Closing. Each of the Shareholders and Frank Rizzo, Bobby Story, Gary Spaniak, Steve Markley and Alan Xenakis agrees not to effect any sale or distribution of XCHO Securities, including a sale pursuant to Rule 144 under the Securities Act, prior to the Closing or during the 180 day period beginning on the Closing Date. ”

Exhibit 8.6 (the form of the Operating/Shareholders Agreement) is hereby amended to reflect the amendments to Section 8.6 made by this First Amendment.

4.

Executive Employment Agreements and Consulting Agreements. Section 8.8 of the Agreement is hereby deleted and amended and restated in its entirety with the following text:

All accrued salaries or consulting fees for executives of XCHO as of the Closing shall be waived or converted into Common Stock (if permitted by the existing applicable agreement) prior to the Closing. XCHO shall prior to the closing enter into new employee agreements approved by Sun with its existing executive management personnel and at the Closing shall enter into similar employment agreements with Jon L. Grossman, Peter R. Elston and other personnel and consultants as may be deemed appropriate.

5.

Conditions to Obligations of Sun, the Shareholders and Wallisville.

(a)

Section 9.1(f) of the Agreement is hereby deleted and amended and restated in its entirety with the following text:

“All outstanding warrants, options and other rights to acquire shares of the capital stock of XCHO, and all rights to convert any shares of Preferred Stock of XCHO to shares of Common Stock of XCHO, shall have been exercised, cancelled or otherwise terminated.”

(b)

Section 9.1(g) of the Agreement is hereby amended by deleting “125,000,000” and inserting “200,000,000” in lieu thereof.

(c)

Section 9.1(i) of the Agreement is hereby deleted.

(d)

Section 9.1(k) of the Agreement is hereby deleted and amended and restated in its entirety with the following text:

“Sun shall have reviewed and approved (subject to such changes as Sun may require to bring the same in line with those of Sun) all existing employment contracts, consulting agreements, commission agreements or arrangements, bonus arrangements or plans, employee benefit plans, and stock or stock option plans or agreements of XCHO and the outstanding shareholder loans, accrued salaries and consulting fees have been converted into equity, forgiven or otherwise been adjusted as Sun and XCHO may mutually agree.”

6.

Conditions to Obligations of XCHO. Section 9.2(e) of the Agreement is hereby deleted and amended and restated in its entirety with the following text:

“Prior to the Closing Wallisville shall have contributed to Sun the real property held by Wallisville, subject to the current loans secured by such property and any necessary consents required from the holder of such loans, and at Closing, Sun will have at the Closing an appraised value in its real property equal to at least $6.5 million or such other amount as may be satisfactory to XCHO.”

7.

Termination of Agreement.

(a)

Section 10.1(d) of the Agreement is hereby amended by deleting “November 15, 2008” and inserting “December 31, 2008” in lieu thereof.

(b)

Section 10.1(e) of the Agreement is hereby amended by deleting “November 15, 2008” and inserting “December 31, 2008” in lieu thereof.

8.

Notices. The address for Roetzel & Andress in Section 13.3 of the Agreement is hereby changed to 100 SE 3rd Avenue, Fort Lauderdale, Florida 33394.

9.

Defined Terms. Capitalized terms which are used in this Amendment but are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

10.

Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas, without regard to conflicts of laws provisions thereof.

11.

Section Headings. Section headings used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

12.

Ratification of Agreement. Except as expressly modified or amended by this Amendment, all of the provisions of the Agreement are hereby ratified, confirmed and approved and shall remain in full force and effect.

13.

Further Assurances. Each party hereto shall, upon the reasonable request of any other party hereto, execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the provisions of and the transactions contemplated by this Amendment.

14.

Counterparts. This Amendment may be executed and delivered (including, without limitation, by facsimile transmission), in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

XCHO:

XENACARE HOLDINGS, INC.

By: /s/ Frank Rizzo
Name: Frank Rizzo Title: President

SUN:

SUN PACKING, INC.

By: /s/ Jon L. Grossman
Name: Jon L. Grossman Title: President
WALLISVILLE: WALLISVILLE PARTNERS, LTD.
By: /s/ Jon L. Grossman
Name: Jon L. Grossman Title: Managing Partner

SHAREHOLDERS

/s/ Jon L. Grossman
Jon L. Grossman

/s/ Peter R. Elston
Peter R. Elston

APPENDIX B

PREFERENCES AND RIGHTS OF
SERIES D CONVERTIBLE PREFERRED STOCK
OF
XENACARE HOLDINGS, INC.

a Florida corporation

The undersigned President of XenaCare Holdings, Inc., (the “Corporation”), a company organized and existing under the laws of the State of Florida, certifies that pursuant to the authority contained in the Corporation’s Amended and Restated Articles of Incorporation, and in accordance with the provisions of the resolution creating a series of the class of the Corporation’s authorized Preferred Stock designated as Series D Convertible Preferred Stock:

FIRST:

The Amended and Restated Articles of Incorporation of the Corporation bearing document number P05000081911 authorizes the issuance of forty five million (45,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”) and five million (5,000,000) shares of preferred stock (the “Preferred Stock”), and further, authorizes the Board of Directors of the Corporation, by resolution or resolutions, at any time and from time to time, to divide and establish any or all of the shares of Preferred Stock into one or more series and, without limiting the generality of the foregoing, to fix and determine the designation of each such share, the number of shares which shall constitute such series and certain preferences, limitations and relative rights of each series so established.

SECOND:

At a meeting of the Board of Directors, held on October 23, 2008, the directors unanimously approved the designation of Series D Convertible Preferred Stock. The designations, powers, preferences and rights, and the qualifications, limitations or restrictions hereof, in respect of the Series D Convertible Preferred Stock shall be as hereinafter described.

Accordingly, “Article V” of the Articles of Incorporation of this Corporation is amended to include the following:

Series D Convertible Preferred Stock

1.

Determination. The series of Preferred Stock is hereby designated Series D Convertible Preferred Stock (the “Series D Preferred Stock”).

2.

Authorized Shares. The number of authorized shares constituting the Series D Preferred Stock shall be one hundred thousand (100,000) shares of such series.

3.

Rank. The Series D Preferred Stock shall rank: (i) junior to any other class or series of capital stock of the Corporation hereafter created specifically ranking by its terms senior to the Series D Preferred Stock (collectively, the “Senior Securities”); (ii) prior to all of the Corporation’s Common Stock; (iii) prior to any other series of preferred stock or any class or series of capital stock of the Corporation hereafter created not specifically ranking by its terms senior to or on parity with the Series D Preferred Stock (collectively with the Common Stock, the “Junior Securities”); and (iv) on parity with any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms on parity with the Series D Preferred Stock (the “Parity Securities”), in each case as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation.

4.

Designation. The Board of Directors of the Corporation, pursuant to authority granted in its Certificate of Incorporation, hereby creates a Series of Preferred Stock designated as “Series D Preferred Stock.”

5.

Number. The number of shares of Series D Preferred Stock the Corporation is authorized to issue is one hundred thousand (100,000) shares of Series D Preferred Stock. Such number may be increased or decreased by resolution of the Board of Directors.

6.

Dividend Rights. The Series D Preferred Stock shall not pay any dividend.

7.

Liquidation Rights.

(a)

Liquidation, Dissolution or Winding Up. If (A) the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of 30 consecutive days and, (each, an “Insolvency Proceeding”); (B) the Corporation shall effect a sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets or business of the Corporation to or the merger, amalgamation or consolidation of the Corporation with or into (each, a “Transaction”) any individual, corporation, general or limited partnership, limited liability company or partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof (each, a “Person”); (C) the Board of Directors shall approve and authorize any of the actions set forth in Section 7(a)(A) or (B); or (D) the Corporation shall otherwise liquidate, dissolve or wind up, then a “Liquidation Event” shall be deemed to have occurred for purposes of these Articles of Incorporation. If a Liquidation Event shall occur, the available funds and assets of the Corporation and its Subsidiaries shall be distributed in the following manner:

(i)

No Liquidation Preference. The holder(s) of the issued and outstanding shares of Series D Preferred Stock shall not be entitled to be paid any amount upon the occurrence of a Liquidation Event except to the extent the Series D Preferred Stock is converted to Common Stock as provided in Section 9 below.

(ii)

Distribution of the Remaining Assets. If there are any available funds and assets remaining after the payment or distribution (or the setting aside for payment or distribution) to the holders of any other series of Preferred Stock which do carry preferential rights of distribution, then all such remaining available funds and assets shall be distributed among the holders of the then outstanding Common Stock pro rata according to the number of shares of Common Stock held by each holder thereof.

(b)

Non-Cash Consideration. If any assets of the Corporation distributed to shareholders in connection with any Liquidation Event are other than cash, then the value of such assets shall be their fair market value as determined by the Board of Directors in good faith.

8.

Voting Rights. The Series D Preferred Stock shall have no voting rights unless and until these shares have been converted in accordance with paragraph 9 below.

9.

Conversion.

(a)

Conversion Based Upon Revenues; Rate and Date. The Series D Preferred Stock shall be automatically converted into shares of Common Stock at the Conversion Rate (as defined below) if (1) SunWorld Media Corporation (or any successor entity) has less than $10,000,000.00 in gross revenues (less returns and allowances) for a period of 12 consecutive months selected by the President of SunWorld Media Corporation, in his sole discretion, that ends within 24 months of the Original Series D Issue Date (as defined below), and (2) Sun Packing, Inc. (or any successor entity) for any period of 12 consecutive months selected by the President of Sun Packing, Inc., in his sole discretion, that ends within 24 months of the Original Series D Issue Date has either $10,000,000.00 or more in gross revenues (less returns and allowances) or net income, computed in accordance with generally accepted accounting principles (GAAP) in the United States, equal to or in excess of the audited Sun Packing, Inc. 2007 profit plus reasonable add backs. If either the President of SunWorld Media Corporation or the President of Sun Packing, Inc. shall fail to select a 12 month period within 24 months of the Original Series D Issue Date, then for purposes hereof, the 12 month period deemed to be have been selected on behalf of such entity shall be the 12 month period ending 24 months after the Original Series D Issue Date. The Series D Preferred Stock shall be automatically converted into Common Stock effective on the date that both of the conditions of the first sentence of this Section 9(a) have been met (the “Conversion Date”) without any further action on the part of the holder(s) of the Series D Preferred Stock. As used herein, “Conversion Rate” shall mean, subject to adjustment as provided below, that number of shares of Common Stock for each share of Series D Preferred Stock derived by dividing by 400,000 the number of shares of Common Stock outstanding immediately after the closing of the transactions provided for in that certain Share Exchange Agreement and Plan of Reorganization dated July 29, 2008 among the Corporation, Sun Packing, Inc., Wallisville Partners, Ltd., Jon L. Grossman, and Peter R. Elston. By way of example, if there are 50,000,000 shares of common stock outstanding immediately after such closing, then the Conversion Rate would be 125 (50,000,000 divided by 400,000), and the 100,000 shares of Series D Preferred Stock would be converted into 12,500,000 shares of Common Stock on the Conversion Date (assuming no adjustments provided for in Section 9(c) apply).

(b)

Conversion Based Upon Liquidation Event. The Series D Preferred Stock shall be automatically converted into shares of Common Stock at fifty percent (50%) of the Conversion Rate upon the occurrence of a Liquidation Event occurring within 24 months of the Original Series D Issue Date, without any further action on the part of the holder(s) of the Series D Preferred Stock.

(c)

Adjustments.

(i)

Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the date shares of the Series D Preferred Stock are first issued (the "Original Series D Issue Date") and prior to the Conversion Date, effect a subdivision of the outstanding Common Stock, then the Conversion Rate in effect immediately prior thereto shall be proportionately increased. Conversely, if the Corporation shall at any time or from time to time after the Original Series D Issue Date and prior to the Conversion Date combine the outstanding shares of Common Stock into a smaller number of shares, the Conversion Rate then in effect immediately before the combination shall be proportionately decreased. Any adjustment under this Section 9(c)(i) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(ii)

Adjustment for Common Stock Dividends and Distributions. In the event the Corporation at any time or from time to time after the Original Series D Issue Date and prior to the Conversion Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Rate then in effect shall be increased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by dividing such Conversion Rate by a fraction expressed as a percentage, the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

(iii)

Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Original Series D Issue Date and prior to the Conversion Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of such Series D Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had their Series D Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities receivable by them as aforesaid during such period giving application to all adjustments called for during such period under this Section 9(c) with respect to the rights of the holders of the Series D Preferred Stock.

(iv)

Adjustments for reclassifications, consolidations, mergers, reorganizations, sales and exchanges. In the event at any time or from time to time after the Original Series D Issue Date and prior to the Conversion Date, (1) the Common Stock is changed into the same or a different number of shares of any class or classes of stock of the Corporation, whether by recapitalization, reclassification or otherwise (other than a change in par value per share, or from par value per share to no par value per share, or from no par value per share to par value per share, or a subdivision or combination or reorganization provided for elsewhere in this Section 9(c)), or in the event at any time or from time to time after the Original Series D Issue Date and prior to the Conversion Date of any consolidation, merger or share exchange of the Corporation with or into another entity or any capital reorganization of the Corporation (other than any consolidation, merger, share exchange or reorganization provided for elsewhere in the Section 9(c)), or (2) of any sale or transfer to another entity of the property of the Corporation as an entirety or substantially as an entirety, the Series D Preferred Stock shall thereafter be convertible on the Conversion Date into the kind and amount of shares of stock, other securities, money or property receivable upon such recapitalization, reclassification, change, consolidation, merger, share exchange, sale or transfer by the holder of the Common Stock issuable upon conversion of the Series D Preferred Stock had the Series D Preferred Stock been converted immediately prior to such recapitalization, reclassification, change, consolidation, merger, share exchange or sale or transfer, subject to further adjustment as provided herein with respect to such stock and other securities and other property. The Corporation, and any successor, resulting or purchasing entity, as the case may be, shall, as part of any such recapitalization, reclassification, change, consolidation, merger, share exchange or sale or transfer, and without payment of any additional consideration therefore by holders of the Series D Preferred Stock, provide for the right of the holders of the Series D Preferred Stock to convert such Series D Preferred Stock as provided in the preceding sentence. The provisions of this Section 9(c)(iv) shall similarly apply to successive recapitalizations, reclassifications, changes, consolidations, mergers, share exchanges, sales and transfers.

(d)

Effect of Conversion. Upon the conversion of the shares of Series D Preferred Stock as provided under this Section 9, each holder of Series D Preferred Stock shall be deemed to be the holder of record of that number of shares of the Common Stock to which such holder’s shares of Series D Preferred Stock were converted notwithstanding that the share register of the Corporation shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to such holder. At such time, all rights with respect to the shares of the Series D Preferred Stock so converted shall be terminated, except only the rights of such holder to (i) receive certificates for the number of shares of Common Stock into which such shares of Series D Preferred Stock have been converted and cash in lieu of any fractional shares, as provided in Section 9(e), and (ii) exercise the rights to which they are entitled as a holder of shares of the Common Stock.

(e)

No Fractional Shares. No fractional shares or securities representing fractional shares of Common Stock shall be issued upon the conversion of any shares of Series D Preferred Stock. If the conversion of any share or shares of Series D Preferred Stock results in a fraction, an amount equal to such fraction multiplied by the last reported sales price of the Common Stock on the trading day next preceding the day of conversion shall be paid to such Holder in cash by the Corporation.

10.

Cancellation. All outstanding shares of Series D Preferred Stock shall be automatically cancelled without payment of any consideration therefore effective 24 months following the Original Series D Issue Date if the Conversion Date shall not have occurred on or prior to such date.

11.

Miscellaneous.

(a)

Loss, Theft, Destruction of Preferred Stock. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of shares of Series D Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series D Preferred Stock, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series D Preferred Stock, new shares of Series D Preferred Stock of like tenor. The Series D Preferred Stock shall be held and owned upon the express condition that the provisions of this Section are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series D Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

(b)

Who Deemed Absolute Owner. The Corporation may deem the person in whose name the Series D Preferred Stock shall be registered upon the registry books of the Corporation to be, and may treat it as, the absolute owner of the Series D Preferred Stock for the purpose of the conversion of the Series D Preferred Stock and for all other purposes, and the Corporation shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effectual to satisfy and discharge the liability upon the Series D Preferred Stock to the extent of the sum or sums so paid or the conversion so made.

(c)

Register. The Corporation shall keep at its principal office a register in which the Corporation shall provide for the registration of the Series D Preferred Stock. Upon any transfer of the Series D Preferred Stock in accordance with the provisions hereof, the Corporation shall register such transfer on the Series D Preferred Stock register.

(d)

Reservation of Common Stock. The Corporation shall have a sufficient number of shares of Common Stock available to reserve for issuance upon the conversion of all outstanding shares of Series D Preferred Stock. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series D Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series D Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued, fully paid and non-assessable. The Corporation will take all such action as may be so taken without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed, to have a sufficient number of authorized but unissued shares of Common Stock to issue upon conversion of the Series D Preferred Stock. The Corporation will not take any action which results in any adjustment of the conversion rights if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series D Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Corporation's Amended and Restated Articles of Incorporation, as amended.

(e)

Reissuance of Preferred Stock. Any shares of Series D Preferred Stock acquired by the Corporation by reason of purchase, conversion or otherwise shall be canceled, retired and eliminated from the shares of Series D Preferred Stock that the Corporation shall be authorized to issue. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth in the Amended and Restated Articles of Incorporation of the Corporation, as amended, or in any amendment creating a series of Preferred Stock or any similar stock or as otherwise required by law.

(f)

Severability. If any right, preference or limitation of the Series D Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights, preferences and limitations set forth herein that can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall nevertheless remain in full force and effect, and no right, preference or limitation herein shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

The foregoing Amendment was adopted by the Board of Directors of the Corporation pursuant to the Florida Business Corporation Act on October 23, 2008.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed by its duly authorized officer.

Dated: November 20, 2008

XenaCare Holdings, Inc.

By:	/s/ Frank Rizzo
Frank Rizzo, President

APPENDIX C

ARTICLES OF AMENDMENT
TO THE
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
XENACARE HOLDINGS, INC.

Pursuant to Section 607.1006 of the Florida Business Corporation Act, the undersigned, being the President of XENACARE HOLDINGS, INC., a Florida corporation (the “Corporation”), bearing Document Number P05000081911, does hereby submit these Articles of Amendment for the purpose of amending the Corporation’s Amended and Restated Articles of Incorporation as follows:

FIRST: Article I of the Corporation's Amended and Restated Articles of Incorporation shall be deleted in its entirety and replaced with the following:

“ARTICLE I

The name of the Corporation is SunWorld Holdings, Inc.”

SECOND: Article V of the Corporation's Amended and Restated Articles of Incorporation shall be deleted in its entirety and replaced with the following:

“ARTICLE V

The maximum number of shares that the Corporation shall be authorized to issue and have outstanding at any one time shall be Two Hundred Million (205,000,000) shares, of which:

(i)

Two Hundred Million (200,000,000) shares shall be designated Common Stock, $0.001 par value. Each issued and outstanding share of Common Stock shall be entitled to one vote on each matter submitted to a vote at a meeting of the shareholders;

(ii)

Five Million (5,000,000) shares shall be designated Preferred Stock. The Board of Directors of the Corporation, by resolution or resolutions, at any time and from time to time, shall be authorized to divide and establish any or all of the unissued shares of Preferred Stock into one or more series and, without limiting the generality of the foregoing, to fix and determine the designation of each such share, the number of shares which shall constitute such series and certain preferences, limitations and relative rights of the shares of each series so established.”

Upon the filing of this Articles of Amendment to the Amended and Restated Articles of Incorporation (the “Effective Time”), each share of the Corporation’s common stock, par value $0.001 per share (the “Old Common Stock”), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into ONE FOURTH (1/4) of a share of common stock, par value $0.001 per share, of the Corporation (the “New Common Stock”). Any stock certificate that immediately prior to the Effective Time represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the new Common Stock as equals the product obtained by multiplying the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Time by ONE FOURTH (1/4) (the “Reverse Stock Split”). The Corporation shall not issue fractional shares in connection with the Reverse Stock Split, rather, the holder of each such fractional share shall be entitled to receive one full share.”

C-1

THIRD: The foregoing amendments were adopted pursuant to unanimous written consent of the Directors dated November 20, 2008, and by written consent of the holders of a majority of the issued and outstanding common stock of the of the Corporation dated November 20, 2008. Therefore, the number of votes cast for the Amendment to the Corporation's Amended and Restated Articles of Incorporation was sufficient for approval.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment to the Articles of Incorporation on this December ___, 2008.

/s/ Frank Rizzo
Frank Rizzo, President

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Appendix D

2008 EQUITY INCENTIVE PLAN

1.

Purposes of the Plan. The purposes of this 2008 Equity Incentive Plan (the "Plan") are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants, and to promote the success of the Company and the Company's Affiliates. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights, time vested and/or performance vested Restricted Stock, Stock Appreciation Rights and Unrestricted Shares may also be granted under the Plan.

2.

Definitions. As used herein, the following definitions shall apply:

"Administrator" means the Board or a committee that has been delegated the responsibility of administering the Plan in accordance with Section 4 of the Plan.

"Affiliate" means any Parent and/or Subsidiary.

"Applicable Laws" means the requirements relating to the administration of equity compensation plans under the applicable corporate and securities laws of any of the states in the United States, U.S. federal securities laws, the Code, the rules and regulations of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

"Award" means the grant of an Option, a Stock Purchase Right, a Stock Appreciation Right, a Stock Award and/or Unrestricted Shares.

"Board" means the Board of Directors of the Company.

"Cause" means, unless otherwise specifically provided in a Participant's Option Agreement, Stock Purchase Agreement, Stock Appreciation Right Agreement or Stock Award Agreement, a finding by the Administrator that the Participant's employment with or service to the Company or any Affiliate was terminated due to one or more of the following: (i) the Participant's use of alcohol or any unlawful controlled substance to an extent that it interferes with the performance of the Participant's duties; (ii) the Participant's commission of any act of fraud, insubordination, misappropriation or personal dishonesty relating to or involving the Company or any Affiliate in any material respect; (iii) the Participant's gross negligence; (iv) the Participant's violation of any express direction of the Company or of any Affiliate or any material violation of any rule, regulation, policy or plan established by the Company or any Affiliate from time to time regarding the conduct of its employees or its business; (v) the Participant's disclosure or use of confidential information of the Company or any Affiliate, other than as required in the performance of the Participant's duties; (vi) actions by the Participant that are determined by the Administrator to be clearly contrary to the best interests of the Company and/or its Affiliates as determined in good faith by the Administrator; (vii) the Participant's conviction of a crime constituting a felony or any other crime involving moral turpitude; or (viii) any other act or omission which, in the determination of the Administrator, is materially detrimental to the business of the Company or of an Affiliate. Notwithstanding the foregoing, if a Participant has entered into a written employment or consulting agreement with the Company that specifies the conditions or circumstances under which the Participant's service may be terminated for cause, then the terms of such agreement shall apply for purposes of determining whether "Cause" shall have occurred for purposes of this Plan.

"Change in Control Event" has the meaning set forth in Section 16(c).

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

"Common Stock" means the common stock, par value $0.001 per share, of the Company.

"Company" means SunWorld Holdings, Inc., a Florida corporation.

"Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render services to such entity, other than an Employee or a Director.

"Director" means a member of the Board or of the board of directors of an Affiliate.

"Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

"Employee" means any person, including officers and Directors, serving as an employee of the Company or an Affiliate. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary or any successor. For purposes of an Option initially granted as an Incentive Stock Option, if a leave of absence of more than three months precludes such Option from being treated as an Incentive Stock Option under the Code, such Option thereafter shall be treated as a Nonstatutory Stock Option for purposes of this Plan. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

"Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

(i)

if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market or the NASDAQ Capital Market, the Fair Market Value of a Share shall be the closing sales price of a Share (or the closing bid, if no such sales were reported) as quoted on such exchange or system for the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)

if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)

if neither clause (i) above nor clause (ii) above applies, the Fair Market Value shall be determined in good faith by the Administrator.

"Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

"Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

"Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an Award.

"Option" means a stock option granted pursuant to the Plan.

"Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

"Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

"Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

"Parent" means a "parent corporation" of the Company (or, in the context of Section 16(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(e) of the Code.

"Participant" shall mean any Service Provider who holds an Option, a Stock Purchase Right, a Stock Appreciation Right, a Stock Award or Unrestricted Shares granted or issued pursuant to the Plan.

"Restricted Period" has the meaning set forth in Section 12(a).

"Restricted Stock" means shares of Common Stock acquired pursuant to a grant of a Stock Award under Section 12 of the Plan.

"Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to such Rule 16b-3, as such rule is in effect when discretion is being exercised with respect to the Plan.

"Section 16(b)" means Section 16(b) of the Exchange Act.

"Service Provider" means an Employee, Director or Consultant.

"Share" means a share of the Common Stock, as adjusted in accordance with Section 16 of the Plan.

"Stock Appreciation Right" means a right granted pursuant to Section 14 of the Plan, as evidenced by a Notice of Grant. Stock Appreciation Rights may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights").

"Stock Appreciation Right Agreement" means an agreement between the Company and the grantee of a Stock Appreciation Right, approved by the Administrator, evidencing the terms and conditions of an individual Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

"Stock Award" means an Award of Shares pursuant to Section 12 of the Plan.

"Stock Award Agreement" means an agreement, approved by the Administrator, providing the terms and conditions of a Stock Award. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

"Stock Award Shares" means Shares subject to a Stock Award.

"Stock Awardee" means the holder of an outstanding Stock Award granted under the Plan.

"Stock Purchase Agreement" means a written agreement between the Company and an Optionee, approved by the Administrator, evidencing the terms and restrictions applicable to stock purchased under a Stock Purchase Right. Each Stock Purchase Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

"Stock Purchase Awardee" means the holder of an outstanding Stock Purchase Right granted under the Plan.

"Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

"Stock Purchase Stock" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 of the Plan.

"Subsidiary" means a "subsidiary corporation" of the Company (or, in the context of Section 16(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(f) of the Code.

"Substitute Options" has the meaning set forth in Section 17.

Unrestricted Shares" means a grant of Shares made on an unrestricted basis pursuant to Section 13 of the Plan.

3.

Subject to the Plan. Subject to the provisions of Section 16 of the Plan, the initial maximum number of shares of Common Stock that may be issued under the Plan shall be 2,047,349 shares. For purposes of the foregoing limitation, the shares of Common Stock underlying any Awards that are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Common Stock or otherwise terminated (other than by exercise) shall be added back to the number of shares of Common Stock available for issuance under the Plan. Notwithstanding the foregoing, no more than 100,000 Shares of Common Stock may be granted to any one Participant with respect to Options, Stock Purchase Rights and Stock Appreciation Rights during any one calendar year period. Common Stock to be issued under the Plan may be either authorized and unissued shares or shares held in treasury by the Company.

4.

Administration of the Plan.

(a)

Appointment of Committee. The Plan shall be administered by the Board of Directors or a Committee to be appointed by the Board. The Board shall have the power to add or remove members of the Committee, from time to time, and to fill vacancies thereon arising by resignation, death, removal, or otherwise. Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting.

(b)

Powers of the Administrator. Subject to the provisions of the Plan, the Administrator shall have the authority, in its discretion:

(i)

to determine the Fair Market Value;

(ii)

to select the Service Providers to whom Options, Stock Purchase Rights, Stock Awards, Stock Appreciation Rights and Unrestricted Shares may be granted hereunder;

(iii)

to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iv)

to approve forms of agreement for use under the Plan;

(v)

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder and of any Option Agreement, Stock Purchase Agreement, Stock Award Agreement and Stock Appreciation Right Agreement. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture provisions, and any restriction or limitation regarding any Option, Stock Purchase Right, Stock Award, Stock Appreciation Right or grant of Unrestricted Shares or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)

to construe and interpret the terms of the Plan, Awards granted pursuant to the Plan and agreements entered into pursuant to the Plan;

(vii)

to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii)

to modify or amend each Option or Stock Purchase Right (subject to Section 19(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than otherwise provided for in the Plan, provided, however, any such extension shall be consistent with Code Section 422(a)(2) and other Applicable Laws;

(ix)

to allow Optionees to satisfy withholding tax obligations by having the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld, provided that withholding is calculated at no less than the minimum statutory withholding level. The Fair Market Value of the Shares to be withheld shall be determined as of the date that the income resulting from exercise of the Option is recognized by the Optionee. All determinations to have Shares withheld for this purpose shall be made by the Administrator in its discretion;

(x)

to authorize any person to execute on behalf of the Company any agreement entered into pursuant to the Plan and any instrument required to effect the grant of an Award previously granted by the Administrator; and

(xi)

to make all other determinations deemed necessary or advisable for purposes of administering the Plan.

(c)

Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all holders of Awards. Neither the Administrator, nor any member or delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and each of the foregoing shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including without limitation reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time.

5.

Eligibility. Nonstatutory Stock Options, Stock Purchase Rights, Stock Awards, Stock Appreciation Rights and Unrestricted Shares may be granted to all Service Providers. Incentive Stock Options may be granted only to Employees. Notwithstanding anything contained herein to the contrary, an Award may be granted to a person who is not then a Service Provider; provided, however, that the grant of such Award shall be conditioned upon such person's becoming a Service Provider at or prior to the time of the execution of the agreement evidencing such Award.

6.

Limitations.

(a)

Each Option shall be designated in the applicable Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, if an Employee first becomes eligible in any given year to exercise Incentive Stock Options for Shares having a Fair Market Value in excess of $100,000, those Options representing the excess shall be treated as Nonstatutory Stock Options. In the previous sentence, "Incentive Stock Options" include Incentive Stock Options granted under any plan of the Company or any Affiliate. For the purpose of deciding which Options apply to Shares that "exceed" the $100,000 limit, Incentive Stock Options shall be taken into account in the same order as granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b)

Neither the Plan nor any Award nor any agreement entered into pursuant to the Plan shall confer upon a Participant any right with respect to continuing the grantee's relationship as a Service Provider with the Company or any Affiliate, nor shall they interfere in any way with the Participant's right or the right of the Company or any Affiliate to terminate such relationship at any time, with or without cause.

7.

Term of the Plan. The Plan shall become effective upon approval by the Company's shareholders and shall continue in effect for a term of ten (10) years unless terminated earlier under Section 19 of the Plan.

8.

Term of Options. The term of each Option shall be stated in the applicable Option Agreement or, if not so stated, ten years from the date of grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns, directly or indirectly, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company and any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the applicable Option Agreement.

9.

Option Exercise Price; Exercisability.

(a)

Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)

In the case of an Incentive Stock Option:

1)

granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company and any Affiliate, the per Share exercise price shall be not less than 110% of the Fair Market Value per Share on the date of grant, or

2)

granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.

(ii)

In the case of a Nonstatutory Stock Option, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.

(iii)

Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% (or 110%, if clause (i)(A) above applies) of the Fair Market Value per Share on the date of grant pursuant to a merger or other comparable corporate transaction, but in no event shall Options be granted at a per Share exercise price that would cause the Options to be deemed a deferral of compensation under Code Section 409A.

(b)

Exercise Period and Conditions. At the time that an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

10.

Exercise of Options; Consideration.

(a)

Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement, provided, however, that unless otherwise determined by the Administrator and provided for in the Option Agreement, each Option shall vest and become exercisable as to one-sixth (1/6) of the Shares subject to the Option on the date that is six months after the date of grant, and as to an additional one-sixth (1/6) of the Shares subject to the Option every six months thereafter until fully vested and exercisable. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and Section 10(f) of the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16 of the Plan. Exercising an Option in any

manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)

Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than as a result of the Optionee's death, Disability or termination for Cause, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Option Agreement and except as otherwise provided in Sections 10(c), 10(d) and 10(e) of this Plan, the Option shall remain exercisable for three months following the Optionee's termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified by the Administrator, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan. Notwithstanding anything contained herein to the contrary, an Optionee who changes his or her status as a Service Provider (e.g., from being an Employee to being a Consultant) shall not be deemed to have ceased being a Service Provider for purposes of this Section 10(b), nor shall a transfer of employment among the Company and any Affiliate be considered a termination of employment; provided, however, that if an Optionee owning Incentive Stock Options ceases being an Employee but continues as a Consultant, such Incentive Stock Options shall be deemed to be Nonstatutory Stock Options three months after the date of such cessation.

(c)

Disability of an Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan.

(d)

Death of an Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's death (but in no event later than the expiration of the term of such Option). If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Option is not so exercised in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to the Plan.

(e)

Termination for Cause. Unless otherwise provided in a Service Provider's Option Agreement, if a Service Provider's relationship with the Company is terminated for Cause, then such Service Provider shall have no right to exercise any of such Service Provider's Options at any time on or after the effective date of such termination. All Shares covered by such Options and not acquired by exercise prior to the date of such termination shall revert to the Plan.

(f)

Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i)

cash;

(ii)

check;

(iii)

other Shares of the Company's capital stock which (A) have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv)

consideration received by the Company under a cashless exercise program permitted by the Administrator, including a cashless exercise program utilizing the services of a single broker acceptable to the Administrator;

(v)

a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

(vi)

any combination of the foregoing methods of payment; or

(vii)

such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

11.

Stock Purchase Rights.

(a)

Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with Options or other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the Stock Purchase Awardee in writing or electronically, by means of a Notice of Grant and/or a Stock Purchase Agreement in the form determined by the Administrator, of the terms, conditions and restrictions related to the offer, including the number of Shares that the Stock Purchase Awardee shall be entitled to purchase and the price to be paid for such Shares. The offer shall be accepted by execution of a Stock Purchase Agreement in a form determined by the Administrator and payment of the applicable purchase price.

(b)

Repurchase Option. Unless the Administrator determines otherwise, the Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Stock Purchase Awardee's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Stock Purchase Agreement shall be the original price paid by the Stock Purchase Awardee and may be paid by cancellation of any indebtedness of the Stock Purchase Awardee to the Company. The repurchase option shall lapse at a rate determined by the Administrator; provided, however, that unless otherwise determined by the Administrator, the restrictions shall lapse as to one-sixth (1/6) of the Shares subject to the Stock Purchase Agreement on the date that is six months after the date of grant, and as to an additional one-sixth (1/6) of the Shares subject to the Stock Purchase Agreement every six months thereafter.

(c)

Other Provisions. The Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d)

Rights as a Shareholder. Once the Stock Purchase Right is exercised, the Stock Purchase Awardee shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 16 of the Plan.

(e)

Code §409A. Notwithstanding anything contained herein to the contrary, Stock Purchase Rights shall not be awarded if the Administrator, on the basis of advice of counsel, determines that the grant of such Stock Purchase Rights would violate Section 409A of the Code.

12.

Stock Awards. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price as it determines) Shares to any Service Provider, as defined herein, subject to such terms and conditions, including vesting and/or performance conditions, as the Administrator sets forth in a Stock Award Agreement evidencing such grant. Stock Awards may be granted or sold in respect of past services or other valid consideration or in lieu of any cash compensation otherwise payable to such individual. The grant of Stock Awards shall be subject to the following provisions:

(a)

At the time a Stock Award is made, the Administrator shall establish a vesting period (the "Restricted Period") applicable to the Stock Award Shares subject to such Stock Award or shall determine that such Stock Award is not subject to any vesting requirements. Subject to the right of the Administrator to establish a Restricted Period that extends vesting dates to later or earlier dates than the dates provided in this sentence, the Restricted Period of a Stock Award, if any, shall lapse as to one-sixth (1/6) of the Shares subject to the Stock Award on the date that is six months after the date of grant, and as to an additional one-sixth (1/6) of the Shares subject to the Stock Award every six months thereafter until unrestricted. The Administrator may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or in lieu of the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives. The Administrator may provide that all restrictions on Stock Award Shares shall lapse if certain performance criteria are met and that, if such criteria are not met, that such restrictions shall lapse if certain vesting conditions are satisfied. None of the Stock Award Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period applicable to such Stock Award Shares or prior to the satisfaction of any other restrictions prescribed by the Administrator with respect to such Stock Award Shares.

(b)

The Company shall issue, in the name of each Service Provider to whom Stock Award Shares have been granted, stock certificates representing the total number of Stock Award Shares granted to such person, as soon as reasonably practicable after the grant. The Company, at the direction of the Administrator, shall hold such certificates, properly endorsed for transfer, for the Stock Awardee's benefit until such time as the Stock Award Shares are forfeited to the Company, or the restrictions lapse.

(c)

Unless otherwise provided by the Administrator, holders of Stock Award Shares shall have the right to vote such Shares and have the right to receive any cash dividends with respect to such Shares. All distributions, if any, received by a Stock Awardee with respect to Stock Award Shares as a result of any stock split, stock distribution, combination of shares, or other similar transaction shall be subject to the restrictions of this Section 12.

(d)

Subject to the terms of the applicable Stock Award Agreement, any Stock Award Shares granted to a Service Provider pursuant to the Plan shall be forfeited if, prior to the date on which all restrictions applicable to such Stock Award shall have lapsed, the Stock Awardee voluntarily terminates employment with the Company or its Affiliates or resigns or voluntarily terminates his consultancy arrangement with the Company or its Affiliates or if the Stock Awardee's employment or consultancy arrangement is terminated for Cause. If the Stock Awardee's employment or consultancy arrangement terminates for any other reason, the Stock Award Shares held by such person shall be forfeited, unless the Administrator, in its sole discretion, shall determine otherwise. Upon such forfeiture, the Stock Award Shares that are forfeited shall be retained in the treasury of the Company and be available for subsequent awards under the Plan.

(e)

Upon the satisfaction of the conditions prescribed by the Administrator with respect to a particular Stock Award, the restrictions applicable to the related Stock Award Shares shall lapse and, at the Stock Awardee's request, a stock certificate for the number of Stock Award Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions under the Plan, to the Stock Awardee or his beneficiary or estate, as the case may be.

13.

Unrestricted Shares. The Administrator may grant Unrestricted Shares in accordance with the following provisions:

(a)

The Administrator may cause the Company to grant Unrestricted Shares to Service Providers at such time or times, in such amounts and for such reasons as the Administrator, in its sole discretion, shall determine. No payment (other than the par value thereof, in the Administrator's discretion) shall be required for Unrestricted Shares.

(b)

The Company shall issue, in the name of each Service Provider to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to such individual, and shall deliver such certificates to such Service Provider as soon as reasonably practicable after the date of grant or on such later date as the Administrator shall determine at the time of grant.

14.

Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights in accordance with the following provisions:

(a)

Tandem Stock Appreciation Rights may be awarded by the Administrator in connection with any Option granted under the Plan, either at the time such Option is granted or thereafter at any time prior to the exercise, termination or expiration of such Option. The base price of any Tandem Stock Appreciation Rights shall be not less than the Fair Market Value of a share of Common Stock on the date of grant of the related Option. Nontandem Stock Appreciation Rights may also be granted by the Administrator at any time. At the time of grant of Nontandem Stock Appreciation Rights, the Administrator shall specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be used in connection with the calculation described in Section 14(d). The base price of any Nontandem Stock Appreciation Rights shall be not less than the Fair Market Value of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of the Plan as the Administrator shall determine.

(b)

Tandem Stock Appreciation Rights shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Administrator may determine (which period may expire prior to the expiration date of the related Option); provided, however, if no such period is specified, a Tandem Stock Appreciation Right shall be exercisable only for the period that the related Option is exercisable. Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be canceled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options, or portions thereof, surrendered upon exercise of Tandem Stock Appreciation Rights shall not be available for subsequent awards under the Plan. Nontandem Stock Appreciation Rights shall be exercisable during such period as the Administrator shall determine.

(c)

Tandem Stock Appreciation Rights shall entitle the applicable Participant to surrender to the Company unexercised the related Option, or any portion thereof, and, subject to Section 14(f) to receive from the Company in exchange therefore that number of shares of Common Stock having an aggregate Fair Market Value equal to (A) the excess of (i) the Fair Market Value of one (1) share of Common Stock as of the date the Tandem Stock Appreciation Rights are exercised over (ii) the Option exercise price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. In addition, the Optionee shall be entitled to receive an amount equal to any credit against the Option exercise price which would have been allowed had the Option, or portion thereof, been exercised. Cash shall be delivered in lieu of any fractional shares.

(d)

The exercise of Nontandem Stock Appreciation Rights shall, subject to Section 14(f), entitle the recipient to receive from the Company that number of shares of Common Stock having an aggregate Fair Market Value equal to (A) the excess of (i) the Fair Market Value of one (1) share of Common Stock as of the date on which the Nontandem Stock Appreciation Rights are exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Rights, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Rights, or the portion thereof, being exercised. Cash shall be delivered in lieu of any fractional shares.

(e)

As soon as is reasonably practicable after the exercise of any Stock Appreciation Rights, the Company shall (i) issue, in the name of the recipient, stock certificates representing the total number of full shares of Common Stock to which the recipient is entitled pursuant to Section 14(c) and Section 14(d) and cash in an amount equal to the Fair Market Value, as of the date of exercise, of any resulting fractional shares, or (ii) if the Administrator causes the Company to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Rights in cash pursuant to Section 14(f), deliver to the recipient an amount in cash equal to the Fair Market Value, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

(f)

The Administrator, in its discretion, may cause the Company to settle all or any part of its obligation arising out of the exercise of Stock Appreciation Rights by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the Fair Market Value of such shares on the date of exercise.

15.

Non-Transferability. Unless determined otherwise by the Administrator, an Option, Stock Appreciation Right, Stock Purchase Right and Stock Award (until such time as all restrictions lapse) may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and, in the case of an Option, Stock Appreciation Right or Stock Purchase Right, may be exercised, during the lifetime of a Participant, only by the Participant. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Option Agreement regarding a given Option that the Optionee may transfer, without consideration for the transfer, his or her Nonstatutory Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option. During the period when Shares subject to Stock Purchase Agreements and Stock Award Shares are restricted (by virtue of vesting schedules or otherwise), such Shares may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.

16.

Adjustments Upon Changes in Capitalization; Dissolution; Change in Control and Other Events.

(a)

Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, Stock Purchase Right, Stock Award Agreement and Stock Appreciation Right and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, Stock Purchase Right, Stock Award Agreement or Stock Appreciation Right, as well as the price per share of Common Stock covered by each such outstanding Option, Stock Purchase Right or Stock Appreciation Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Award hereunder.

(b)

Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each holder of an Award as soon as practicable prior to the effective date of such proposed dissolution or liquidation. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option or Stock Appreciation Right and for a holder of a Stock Purchase Right to exercise his or her Stock Purchase Right until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which an applicable Option or Stock Appreciation Right would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of a Stock Purchase Right or any restrictions as to any Stock Award shall lapse as to all such Shares covered thereby, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option, Stock Purchase Right or Stock Appreciation Right will terminate immediately prior to the consummation of such proposed action.

(c)

Merger or Asset Sale. In the event of a merger or consolidation of the Company with or into another corporation or any other entity or the exchange of substantially all of the outstanding stock of the Company for shares of another entity or other property in which, after any such transaction the prior shareholders of the Company own less than fifty percent (50%) of the voting shares of the continuing or surviving entity, or in the event of the sale of all or substantially all of the assets of the Company, (any such event, a "Change of Control Event"), then, absent a provision to the contrary in any particular Option Agreement, Restricted Stock Purchase Agreement, Stock Purchase Right Agreement, Stock Appreciation Right Agreement or Stock Award (in which case the terms of such shall supersede each of the provisions of this Section 16(c) that are inconsistent with such Agreement or Award), each outstanding Option, Stock Purchase Right, Restricted Stock, Stock Appreciation Right and Stock Award shall be assumed or an equivalent option, right, share or award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the Administrator determines that the successor corporation or a parent or a subsidiary of the successor corporation has refused to assume or substitute an equivalent option, right, agreement or award for each outstanding Option, Stock Purchase Right, Restricted Stock, Stock Appreciation Right and Stock Award, the awardee shall fully vest in and have the right to exercise each outstanding Option, Stock Appreciation Right and Stock Purchase Right as to all of the stock covered thereby, including Shares that would not otherwise be vested or exercisable, and all vesting periods under Restricted Stock Purchase Agreements and Stock Awards shall be deemed to have been satisfied. If an Option, Stock Appreciation Right and/or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the Administrator shall notify all awardees that all outstanding Options, Stock Appreciation Rights and Stock Purchase Rights shall be fully exercisable for a period of twenty (20) days from the date of such notice and that any Options, Stock Appreciation Rights and Stock Purchase Rights that are not exercised within such period shall terminate upon the expiration of such period. For the purposes of this paragraph, all outstanding Options, Stock Appreciation Rights and Stock Purchase Rights shall be considered assumed if, following the consummation of the Change of Control, the Option, Stock Appreciation Right and Stock Purchase Right confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right or Stock Purchase Right immediately prior to the consummation of the Change of Control, the consideration (whether stock, cash, or other property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, Stock Appreciation Right or Stock Purchase Right, for each Share subject to the Option, Stock Appreciation Right or Stock Purchase Right, to be solely common stock of the successor corporation or its parent or subsidiary equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

17.

Substitute Options. In the event that the Company, directly or indirectly, acquires another entity, the Board may authorize the issuance of stock options ("Substitute Options") to the individuals performing services for the acquired entity in substitution of stock options previously granted to those individuals in connection with their performance of services for such entity upon such terms and conditions as the Board shall determine, taking into account the conditions of Code Section 424(a), as from time to time amended or superseded, in the case of a Substitute Option that is intended to be an Incentive Stock Option. Shares of capital stock underlying Substitute Stock Options shall not constitute Shares issued pursuant to this Plan for any purpose.

18.

Date of Grant. The date of grant of an Option, Stock Purchase Right, Stock Award, Stock Appreciation Right or Unrestricted Share shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, Stock Purchase Right, Stock Award, Stock Appreciation Right or Unrestricted Share, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each grantee within a reasonable time after the date of such grant.

19.

Amendment and Termination of the Plan.

(a)

Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)

Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

(c)

Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall adversely affect the rights of any Participant with respect to an outstanding Award,

unless mutually agreed otherwise between the Participant and the Administrator, which agreement shall be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.

Conditions Upon Issuance of Shares.

(a)

Legal Compliance. Shares shall not be issued in connection with the grant of any Stock Award or Unrestricted Share or the exercise of any Option, Stock Appreciation Right or Stock Purchase Right unless such grant or the exercise of such Option, Stock Appreciation Right or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws.

(b)

Investment Representations. As a condition to the grant of any Award or the exercise of any Option, Stock Appreciation Right or Stock Purchase Right, the Company may require the person receiving such Award or exercising such Option, Stock Appreciation Right or Stock Purchase Right to represent and warrant at the time of any such exercise or grant that the applicable Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c)

Additional Conditions. The Administrator shall have the authority to condition the grant of any Award or rights in such other manner that the Administrator determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan. Such conditions may include, among other things, obligations of recipients to execute lock-up agreements and shareholder agreements in the future. The Administrator may implement such measures as the Administrator deems appropriate to determine whether Shares acquired as a result of the exercise of an Incentive Stock Option have been the subject of a "disqualifying disposition" for federal income tax purposes, including requiring the Optionee to hold such Shares in his or her own name and requiring that the Optionee notify the Administrator of any such "disqualifying disposition."

(d)

Trading Policy Restrictions. Option, Stock Appreciation Right and Stock Purchase Right exercises and other Awards under the Plan shall be subject to the terms and conditions of any insider trading policy established by the Company or the Administrator.

21.

Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction over the Company, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22.

Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

23.

Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted, or earlier as required by the rules of the stock exchange governing trading of the Company's stock. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

24.

Withholding; Notice of Sale. The Company shall be entitled to withhold from any amounts payable to an Employee any amounts, which the Company determines, in its discretion, are required to be withheld under any Applicable Law as a result of any action taken by a holder of an Award.

25.

Governing Law. This Plan shall be governed by the laws of the state of Florida, without regard to conflict of law principles.

APPENDIX E

SUN PACKING, INC. AND WALLISVILLE PARTNERS, LTD.

COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2007 AND 2006

Report of Independent Registered Public Accounting Firm	E-2
Combined Balance Sheets	E-3
Combined Statements of Income	E-5
Combined Statements of Changes in Shareholders’ Equity and Members’ Capital	E-7
Combined Statements of Cash Flows	E-8
Notes to Combined Financial Statements	E-9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the board of directors and shareholders of

  Sun Packing, Inc. and Wallisville Partners, Ltd.

We have audited the accompanying combined balance sheets of Sun Packing, Inc. and Wallisville Partners, Ltd. as of December 31, 2007 and 2006, and the related statements of income, changes in shareholders' equity and members’ capital and cash flows for the years ended December 31, 2007 and 2006. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of  Sun Packing, Inc. and Wallisville Partners, Ltd. as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the years ended December 31, 2007 and 2006 in conformity with accounting principles generally accepted in the United States of America.

/s/ Jewett, Schwartz, Wolfe & Associates

Hollywood, Florida

August 11, 2008

SUN PACKING, INC. AND WALLISVILLE PARTNERS, LTD.

COMBINED BALANCE SHEETS

AS OF DECEMBER 31, 2007 AND 2006

ASSETS
	2007	2006
Current Assets:
Cash	$809,004	$344,193
Accounts receivable, net	1,790,407	1,178,813
Inventory, net	28,500	28,500
Due from employee	9,949	4,375
Prepaid expenses	17,948	79,329
Other current assets	105,598	35,780
Total current assets	2,761,406	1,670,990

Property, plant and equipment-net	3,436,465	3,035,093
Other assets	7,115	2,554

Total assets	$6,204,986	$4,708,637

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$691,942	$239,703
Line of credit	—	265,000
Capital lease payable-current portion	63,158	68,212
Long-term debt-current portion	211,186	327,719
Due to related party	110,800	110,800
Total current liabilities	1,077,086	1,011,434

Long-term Debt:
Capital lease payable, net of current portion	130,648	91,293
Long-term debt, net of current portion	2,920,568	2,390,024
Deferred tax liabilities	170,000	150,000
	3,221,216	2,631,317

Total liabilities	4,298,302	3,642,751

Commitments and contingencies

Stockholders' Equity and Member's Capital:
Common stock; $0.01 par value, 10,000 shares authorized,
150 shares issued and outstanding	2	2
Retained earnings and member's equity	1,906,682	1,065,884

Total stockholders’ equity	1,906,684	1,065,886

Total liabilities and stockholders’ equity	$6,204,986	$4,708,637

See Notes to Combined Financial Statements

SUN PACKING, INC. AND WALLISVILLE PARTNERS, LTD.

COMBINED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31,

	2007	2006

Gross revenues	$10,720,702	$7,113,708
Discounts, returns and allowances	(526,929)	(238,244)
Net revenues	10,193,773	6,875,464

Cost of revenues	2,250,585	1,615,470

Gross profit	7,943,188	5,259,994

Operating expenses:
Selling, general and administrative	6,230,134	4,553,760
Depreciation	251,220	222,486
Taxes	145,885	77,357

Total operating expenses	6,627,239	4,853,603

Operating income	1,315,949	406,391

Other income (expense):
Gain on sale of land	—	49,105
Interest expense	(242,494)	(187,370)
	(242,494)	(138,265)

Net income before income taxes	1,073,455	268,126

Provision for income taxes	217,050	7,495

Net income	$856,405	$260,631

Weighted Common Shares Outstanding:
Basic and diluted	150	150

Net income per common share	$5,709	$1,738

See Notes to Combined Financial Statements

SUN PACKING, INC. AND WALLISVILLE PARTNERS, LTD.

COMBINED STATEMENTS OF CHANGES IN

SHAREHOLDERS' EQUITY AND MEMBERS' CAPITAL

	Common Stock		Retained Earnings and Member's Capital	Total
	Shares	Amount
Balance at December 31, 2005	150	$2	$855,647	$855,649
	—
Net income	—	—	260,631	260,631

Distribution	—	—	(50,394)	(50,394)

Balance at December 31, 2006	150	$2	$1,065,884	$1,065,886

Net income	—	—	856,405	856,405

Distribution	—	—	(15,607)	(15,607)

Balance at December 31, 2007	150	$2	$1,906,682	$1,906,684

See Notes to Combined Financial Statements

SUN PACKING, INC. AND WALLISVILLE PARTNERS, LTD

COMBINED STATEMENTS OF CASH FLOWS

	For the Year Ended December 31,
	2007	2006
Cash flows from operating activities:
Net income	$856,405	$260,631
Adjustments to reconcile net loss to net cash used in
operating activities:
Depreciation	251,220	222,486
Changes in operating assets and liabilities:
Accounts receivable	(611,594)	143,736
Prepaid expenses	62,375	(5,283)
Due from employees	(5,574)	(4,375)
Other current assets	(70,812)	(35,780)
Other assets	(4,561)	—
Accounts payable and accrued expenses	452,239	(292,311)
Deferred tax liabilities	20,000	(49,925)

Net cash provided by operating activities	949,698	239,179

Cash flows used in investing activities:
Purchase of fixed assets	(579,838)	(140,109)
Purchase of land	(72,754)	—
Net cash used in investing activities	(652,592)	(140,109)

Cash flows from financing activities:
Repayment of related party loans	—	(5,000)
Proceeds from issuance of long term debt	605,649	—
Repayment of long term debt	(74,872)	(66,391)
Repayment of line of credit	(265,000)	—
Repayment of note payable	(116,766)	(90,017)
Capital lease, net	34,301	44,077
Distributions	(15,607)	(50,394)
Net cash provided by (used in) financing activities	167,705	(167,725)

Net increase in cash	464,811	(68,655)

Cash, beginning of year	344,193	412,848

Cash, end of year	$809,004	$344,193

Supplemental disclosures of cash flow information:
Cash paid for taxes	$255,000	$80,000
Cash paid for interest	$242,494	$187,370

See Notes to Combined Financial Statements

SUN PACKING, INC. AND WALLISVILLE PARTNERS, LTD

NOTES TO COMBINED FINANCIAL STATEMENTS

December 31, 2007 and 2006

NOTE 1 –NATURE OF BUSINESS

Sun Packing, Inc., (the Company), is a Texas corporation organized on September 22, 1997. The Company is a full service export packing company which specializes in project and other export cargo serving importers and exporters of all types including oil and energy, engineering, freight forwarders and automobile. The Company also provides temporary storage prior to the shipping dates.

Wallisville Partners, Ltd is a Texas corporation organized on September 5, 2001. The Company is in the business of real estate leasing. The principal members of Wallisville Partners, Ltd are majority shareholders of Sun Packing, Inc.

NOTE 2 - BASIS OF PRESENTATION AND COMBINATION

The accompanying combined financial statements include the results of operations of Wallisville Partners, Ltd over which the Company holds a common ownership.  The results of operations of these companies are accounted for using the consolidated method of accounting. All material inter-company accounts and transactions have been eliminated.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the combined financial statements and revenues and expenses during the reporting period. Actual results will differ from those estimates. Significant estimates during the periods include the provision for doubtful accounts, provision for product returns, evaluation of obsolete inventory, and the useful life of long-term assets, such as property, plant and equipment.

Revenue recognition

The Company recognizes product revenue, net of estimated sales discounts, returns and allowances, in accordance with Staff Accounting Bulletin (SAB) No. 104, "Revenue Recognition in Financial Statements" which established that revenue can be recognized when persuasive evidence of an arrangement exists, the product has been shipped, all significant contractual obligations have been satisfied, the fee is fixed or determinable and collection is reasonably assured. In addition, the Company recognizes product revenue in accordance with Statement of Financial Accounting Standard (SFAS) No. 48 "Revenue Recognition When Right of Return Exists". This statement requires that in order to recognize revenue at the point of sale when the buyer has a return privilege, the amount of future returns must be reasonably estimable by the seller company.

Fair value of financial instruments

The carrying amounts of financial instruments, including cash, accounts receivable, lines of credit and accounts payable and accrued expenses approximates fair value at December 31, 2007 and 2006 due to the relatively short maturity of the instruments. The carrying value of long-term debt approximates fair value at December 31, 2007 and 2006 based upon terms available for companies under similar arrangements.

Cash and cash equivalents

The Company considers all highly liquid debt securities purchased with original or remaining maturities of three months or less to be cash equivalents. The carrying value of cash equivalents approximates fair value.

SUN PACKING, INC. AND WALLISVILLE PARTNERS, LTD

NOTES TO COMBINED FINANCIAL STATEMENTS

December 31, 2007 and 2006

Accounts receivable

Trade accounts receivable are recorded at the net amount the Company expects to collect on balances outstanding. An allowance is maintained for doubtful accounts for estimated losses resulting from the inability of customers to make required payments The Company reviews specifically identified accounts, in addition to an overall account analysis. Judgments are made with respect to the collectibility of trade accounts receivable based on historical experience with the customer and current economic trends. Specific accounts receivable that are considered uncollectible are written off. Since historical write-offs have been minimal, no allowance for doubtful accounts has been recorded as of December 31, 2007 or 2006.

Inventories

Inventories are stated at the lower of cost or market, with cost being determined by the first-in, first-out (FIFO) method. Inventories consist of lumber, plywood, nails, strapping and packing materials used in the packing production process.

Property and equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is recorded on the straight-line basis over the estimated useful lives of the assets, which range from three to ten years. Normal maintenance and repairs of property and equipment are expensed as incurred while renewals, betterments and major repairs that materially extend the useful life of property and equipment are capitalized. Upon retirement or disposition of property and equipment, the asset and related accumulated depreciation or amortization is removed from the accounts and any resulting gain or loss is charged to operations.

Income taxes

The Company uses the liability method for income taxes as required by SFAS No. 109 "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates and laws that will be in effect when the differences are expected to reverse. Valuation allowances are established when it is more likely than not that the deferred tax assets will not be realized.

Income (loss) per share

The Company presents basic income (loss) per share and diluted earnings per share in accordance with the provisions of SFAS No. 128 "Earnings per Share".

Under SFAS No.128, basic net loss per share is computed by dividing the net loss for the year by the weighted average number of common shares outstanding during the year. Diluted net loss per share is computed by dividing the net loss for the year by the weighted average number of common shares and common share equivalents outstanding during the year.

Concentration of credit risks

The Company is subject to concentrations of credit risk primarily from cash and cash equivalents and accounts receivable. The Company maintains accounts with financial institutions, which at times exceeds the insured Federal Deposit Insurance Corporation limit of $100,000. The Company minimizes its credit risks associated with cash by periodically evaluating the credit quality of its primary financial institutions. The Company’s accounts receivables are due from the individuals in which it markets its products. The Company does not require collateral to secure its accounts receivables.

SUN PACKING, INC. AND WALLISVILLE PARTNERS, LTD

NOTES TO COMBINED FINANCIAL STATEMENTS

December 31, 2007 and 2006

New accounting pronouncements

Fair value measurements

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" (SFAS 157). SFAS 157 provides guidance for using fair value to measure assets and liabilities. SFAS 157 addresses the requests from investors for expanded disclosure about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value, and does not expand the use of fair value in any new circumstances. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and will be adopted by the Company in the first quarter of fiscal year 2009. The Company is currently evaluating the effect that the adoption of SFAS No.157 will have on its consolidated results of operations and financial condition and is not currently in a position to determine such effects, if any.

Accounting for uncertainty in income taxes

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The cumulative effects, if any, of applying FIN 48 will be recorded as an adjustment to retained earnings as of the beginning of the period of adoption. FIN 48 is effective for fiscal years beginning after December 15, 2006, and the Company is required to adopt it in the first quarter of fiscal year 2008. The Company is currently evaluating the effect that the adoption of FIN 48 will have on its consolidated results of operations and financial condition and is not currently in a position to determine such effects, if any.

Effects of Prior Year Misstatements when Quantifying Misstatements in the Current Year Financial Statements

In September 2006, the SEC issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 provides guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB 108 establishes an approach that requires quantification of financial statement errors based on the effects of each on a company's balance sheet and statement of operations and the related financial statement disclosures. Early application of the guidance in SAB 108 is encouraged in any report for an interim period of the first fiscal year ending after November 15, 2006, and will be adopted by the Company in the first quarter of fiscal year 2007. The Company does not expect the adoption of SAB 108 to have a material impact on its consolidated results of operations and financial condition

FSP FAS 123(R)-5

FSP FAS 123(R)-5 was issued on October 10, 2006. The FSP provides that instruments that were originally issued as employee compensation and then modified, and that modification is made to the terms of the instrument solely to reflect an equity restructuring that occurs when the holders are no longer employees, then no change in the recognition or the measurement (due to a change in classification) of those instruments will result if both of the following conditions are met: (a). There is no increase in fair value of the award (or the ratio of intrinsic value to the exercise price of the award is preserved, that is, the holder is made whole), or the antidilution provision is not added to the terms of the award in contemplation of an equity restructuring; and (b). All holders of the same class of equity instruments (for example, stock options) are treated in the same manner. The provisions in this FSP shall be applied in the first reporting period beginning after the date the FSP is posted to the FASB website. The Company is currently evaluating the effect that the adoption of FSP FAS 123(R)-5 will have on its consolidated results of operations and financial condition.

The Fair Value Option for Financial Assets and Financial Liabilities

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which provides companies with an option to report selected financial assets and

SUN PACKING, INC. AND WALLISVILLE PARTNERS, LTD

NOTES TO COMBINED FINANCIAL STATEMENTS

December 31, 2007 and 2006

liabilities at fair value with the changes in fair value recognized in earnings at each subsequent reporting date. SFAS No. 159 provides an opportunity to mitigate potential volatility in earnings caused by measuring related assets and liabilities differently, and it may reduce the need for applying complex hedge accounting provisions. If elected, SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact that this statement may have on the Company results of operations and financial position, and has yet to make a decision on the elective adoption of SFAS No. 159.

Noncontrolling Interests in Consolidated Financial Statements

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements” (“SFAS No. 160”), which amends Accounting Research Bulletin 51, Consolidated Financial Statements, to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It also clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS No. 160 also changes the way the consolidated income statement is presented by requiring consolidated net income to be reported at amounts that include the amounts attributable to both the parent and the noncontrolling interest. It also requires disclosure, on the face of the consolidated statement of income, of the amounts of consolidated net income attributable to the parent and to the noncontrolling interest. SFAS No. 160 requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated and requires expanded disclosures in the consolidated financial statements that clearly identify and distinguish between the interests of the parent owners and the interests of the noncontrolling owners of a subsidiary. SFAS No. 160 is effective for fiscal periods, and interim periods within those fiscal years, beginning on or after December 15, 2008. The Company does not expect the adoption of SFAS No. 160 to have a material impact on its consolidated financial statements.

Business Combinations

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations” (SFAS No. 141(R)). This Statement replaces SFAS No. 141, Business Combinations, and requires an acquirer to recognize the assets acquired, the liabilities assumed, including those arising from contractual contingencies, any contingent consideration, and any noncontrolling interest in the acquiree at the acquisition date, measured at their fair values as of that date, with limited exceptions specified in the statement. SFAS No. 141(R) also requires the acquirer in a business combination achieved in stages (sometimes referred to as a step acquisition) to recognize the identifiable assets and liabilities, as well as the noncontrolling interest in the acquiree, at the full amounts of their fair values (or other amounts determined in accordance with SFAS No. 141(R)). In addition, SFAS No. 141(R)'s requirement to measure the noncontrolling interest in the acquiree at fair value will result in recognizing the goodwill attributable to the noncontrolling interest in addition to that attributable to the acquirer.

SFAS No. 141(R) amends SFAS No. 109, Accounting for Income Taxes, to require the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. It also amends SFAS No. 142, Goodwill and Other Intangible Assets, to, among other things, provide guidance on the impairment testing of acquired research and development intangible assets and assets that the acquirer intends not to use. SFAS No. 141(R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company is currently evaluating the potential impact that the adoption of SFAS No. 141(R) could have on its consolidated financial statements.

SAB No. 110

On December 21, 2007 the SEC staff issued Staff Accounting Bulletin No. 110 (“SAB No. 110”), which, effective January 1, 2008, amends and replaces SAB No. 107, Share-Based Payment. SAB No.110 expresses the views of the SEC staff regarding the use of a "simplified" method in developing an estimate of expected term of "plain vanilla" share options in accordance with FASB Statement No. 123(R), Share-Based Payment. Under the "simplified" method, the expected term is calculated as the midpoint between the vesting date and the end of the contractual term of the option. The use of the "simplified" method, which was first described in Staff Accounting Bulletin No. 107,

SUN PACKING, INC. AND WALLISVILLE PARTNERS, LTD

NOTES TO COMBINED FINANCIAL STATEMENTS

December 31, 2007 and 2006

was scheduled to expire on December 31, 2007. SAB No. 110 extends the use of the "simplified” method for "plain vanilla" awards in certain situations. The SEC staff does not expect the "simplified" method to be used when sufficient information regarding exercise behavior, such as historical exercise data or exercise information from external sources, becomes available. The Company is currently evaluating the potential impact that the adoption of SAB No. 110 could have on its financial statements.

NOTE 4 – INVENTORIES

Inventories consist of lumber and plywood. The Company maintains an inventory level of approximately $28,500 at December 31, 2007 and 2006, respectively.

NOTE 5 - PROPERTY AND EQUIPMENT

Property and equipment and related accumulated depreciation at December 31, 2007 and 2006 consist of the following:

	2007	2006
Computer	$497,312	$484,409
Equipment	589,879	521,685
Vehicles	252,251	234,303
Leasehold improvements	330,029	524,472
Land	292,969	217,673
Buildings	2,873,908	2,213,806
Furniture & fixtures	35,955	34,581
	4,872,303	4,230,929
Accumulated depreciation	(1,435,838)	(1,195,836)
Property and equipment, net	$3,436,465	$3,035,093

Depreciation expense totaled $251,220 and $222,486 during 2007 and 2006, respectively.

Equipment under capital lease totaled $289,209 and $269,389 during 2007 and 2006, respectively.

NOTE 6 – LINE OF CREDIT

In July 2005, the Company entered into agreements with a lender for $750,000 revolving line of credit. The line of credit was increased in December 2007 to $1,000,000.

The revolving line of credit has a one year maturity with interest payable monthly at the lender’s variable rate plus one-quarter of one percent (0.25%, subject to daily rate changes. The available credit balance extended is based on 80% of eligible accounts receivable less than 90 days from invoice date. The line of credit payable at December 31, 2007 and 2006 was $0 and $265,000.

NOTE 7– RELATED PARTY TRANSACTIONS

At December 31, 2007 and 2006, the related party note payable included a note in the amount of $110,800 to the CEO with a stated interest rate of 1% per annum.

The Company is committed to a leasing arrangement with Wallisville Partners Ltd for the use of the land and building. The shareholders of the Company have ownership, in the form of limited partnership interests, of Wallisville Partners Ltd. The monthly lease payment was $27,000 for a total of $324,000 annually.  The arrangement also includes a rent override of 2% of the gross sales for the year and provides that the Company pay all expenses incurred to the building and land, such as: real estate tax, improvements, assessments, utilities, etc.

In January 2008, the monthly lease payment was increased to $37,000 for a total of $444,000 to be paid during the year ended December 31, 2008.

SUN PACKING, INC. AND WALLISVILLE PARTNERS, LTD

NOTES TO COMBINED FINANCIAL STATEMENTS

December 31, 2007 and 2006

NOTE 8- LONG TERM DEBT

In July 2005, the Company entered into a term loan with a lender in the amount of $300,000 at an interest rate of 5.25% per annum. The maturity date of the loan is July 29, 2010. The remaining balance was $140,076 and $256,842 at December 31, 2007 and 2006 respectively.

In July, 2005, the Company issued a promissory note in the amount of $2,554,000 at a fixed rate equal to 6.751% per annum. The maturity date is July 29, 2010. The remaining unpaid principal balance was $2,435,318 and $2,460,901 at December 31, 2007 and 2006 respectively.

In December, 2007, the Company entered into an arrangement with a lender for a construction loan in the amount of $605,649 to subsidize a construction project. The maximum amount that is available to the Company through this loan is $2 million.

Year Ending	Amount
2008	$211,186
2009	253,629
2010	2,389,136
2011	120,651
2012 and thereafter	157,153
Total	3,131,754
Less: Current portion of long term debt	(211,186)
Long-term debt	$2,920,568

NOTE 9– CAPITAL LEASES

The Company leases equipment and vehicles ranging in leases terms of 36 to 60 months. Lease obligations as of December 31, 2007 and 2006 were $193,806 and $159,505 respectively.

The Company capitalizes appropriate leases and exercises the buyout agreements at the end of the lease term.

The following is a schedule of future minimum rental payments required under the capitalized lease arrangements for equipment and vehicles:

Year Ending	Amount
2008	$75,221
2009	63,449
2010	47,805
2011	35,458
2012	8,351
Thereafter	—
Less: interest	(36,478)
Net minimum lease payments under capital leases	193,806
Less: current portion of net minimum lease payments	(63,158)
Long-term portion of net minimum lease payments	$130,648

SUN PACKING, INC. AND WALLISVILLE PARTNERS, LTD

NOTES TO COMBINED FINANCIAL STATEMENTS

December 31, 2007 and 2006

NOTE 10 – INCOME TAXES

The provision (benefit) for income taxes from continued operations for the years ended December 31, 2007 and 2006 consists of the following:

	2007	2006
Current:
Federal	$217,361	$20,071
Deferred:
Federal	(311)	(12,576)
Tax (benefit) from the decrease in valuation allowance	—	—
Provision (benefit) for income taxes, net	$217,050	$7,495

The difference between income tax expense computed by applying the federal statutory corporate tax rate and actual income tax expense for 2007 and 2006 is as follows:

Statutory federal income tax rate	25.0%
Decrease in valuation allowance	—%
Other	—%
Valuation allowance	—%
Effective tax rate	25.0%

Deferred income taxes result from temporary differences in the recognition of income and expenses for financial reporting purposes and for tax purposes. The tax effect of these temporary differences representing deferred tax assets and liabilities result principally from the following:

Deferred tax liabilities:	2007
Current	$—
Non-current	170,000
Less: valuation allowance	—
Net deferred income tax liabilities	$170,000

APPENDIX F

SUN PACKING, INC. AND WALLISVILLE PARTNERS, LTD.

COMBINED FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

Combined Balance Sheets	F-2
Combined Statements of Income	F-3
Combined Statements of Cash Flows	F-4
Notes to Combined Financial Statements	F-5

SUN PACKING, INC. AND WALLISVILLE PARTNERS, LTD.

COMBINED BALANCE SHEETS

ASSETS
	September 30 2008	December 31, 2007
	(unaudited)	(audited)
Current Assets:
Cash	$524,656	$809,004
Accounts receivable, net	1,970,702	1,790,407
Due from employee	17,251	9,949
Due from Xenacare	587,000	—
Prepaid expenses	33,010	17,948
Other current assets	29,554	105,598
Inventory, net	55,386	28,500
Total current assets	3,217,559	2,761,406

Property, plant and equipment-net	4,603,344	3,436,465
Other assets	10,974	7,115

Total assets	$7,831,877	$6,204,986

LIABILITIES AND STOCKHOLDERS' EQUITY AND MEMBERS' CAPITAL

Current Liabilities:
Accounts payable and accrued expenses	571,552	$691,942
Due to related party	110,800	110,800
Notes payable	210,000	140,076
Capital lease payable-current portion	70,702	63,158
Long-term debt-current portion	75,346	75,347
Total current liabilities	1,038,400	1,081,323

Long-term Debt:
Capital lease payable	95,313	130,648
Long-term debt, less current portion	4,158,365	2,916,331
Deferred tax liabilities	75,437	170,000
	4,329,115	3,216,979
Commitments and contingencies

Stockholders' Equity and Member's Capital:
Common stock; $0.01 par value, 10,000 shares authorized,
150 shares issued and outstanding	2	2
Retained earnings and member's capital	2,464,360	1,906,682

Total stockholders’ equity and members' capital	2,464,362	1,906,684

Total liabilities and stockholders’ equity and members' capital	$7,831,877	$6,204,986

See Notes to Combined Financial Statements

SUN PACKING, INC. AND WALLISVILLE PARTNERS, LTD.

COMBINED STATEMENTS OF OPERATIONS

	For the three months ended September 30,		For the nine months ended September 30,
	2008	2007	2008	2007
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Gross revenues	$2,586,774	$2,607,816	$7,875,752	$8,424,753
Discounts, returns and allowances	(126,002)	(137,957)	(431,712)	(393,885)
Net revenues	2,460,772	2,469,859	7,444,040	8,030,868

Cost of revenues	434,277	596,531	1,386,297	1,693,643

Gross profit	2,026,495	1,873,328	6,057,743	6,337,225

Operating expenses:
Selling, general and administrative	1,841,831	1,740,519	4,603,346	4,687,553
Depreciation	50,153	50,153	150,460	150,460
Taxes	—	—	—	—

Total operating expenses	1,891,984	1,790,672	4,753,806	4,838,013

Income from operations before interest expense	134,511	82,656	1,303,937	1,499,212

Interest expense	(67,754)	7,504	(172,694)	(123,496)
	(67,754)	7,504	(172,694)	(123,496)

Net income before income taxes	66,757	90,160	1,131,243	1,375,716

Income taxes	(285,000)	(391,000)	(285,000)	(391,000)
	.
Net income	$(218,243)	$(300,840)	$846,243	$984,716

Weighted Common Shares Outstanding:
Basic and diluted	150	150	150	150

Net income per common share	$(1,455)	$(2,006)	$5,642	$6,565

See Notes to Combined Financial Statements

SUN PACKING, INC. AND WALLISVILLE PARTNERS, LTD

COMBINED STATEMENTS OF CASH FLOWS

	For the nine months ended September 30,
	2008	2007
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income	$846,243	$984,716
Adjustments to reconcile net income to net cash used in
operating activities:
Depreciation	150,460	150,460
Changes in operating assets and liabilities:
Accounts receivable	(180,295)	(604,481)
Inventory	(26,886)	—
Prepaid expenses and other asset	(18,921)	45,989
Due from employees	(7,302)	(8,126)
Due from Xenacare	(587,000)	—
Other assets	76,044	6,226
Accounts payable and accrued expenses	(120,390)	140,949
Equipment lease obligation	(27,791)	(83,689)
Deferred tax liabilities	(94,563)	(3,781)

Net cash provided by (used in) operating activities	9,599	628,263

Cash flows used in investing activity:
Purchase of fixed assets	(1,317,339)	(169,316)
Net cash used in investing activity	(1,317,339)	(169,316)

Cash flows from financing activities:
Payment of long term debt	(68,230)	(48,094)
Increase in line of credit	210,000	(265,000)
Payment of note payable	(40,296)	(74,205)
Distributions	(288,565)	—
Proceeds from construction loan	1,210,483	—
Net cash provided by (used in) financing activities	1,023,392	(387,299)

Net increase (decrease) in cash	(284,348)	71,648

Cash, beginning of year	809,004	344,193

Cash, end of year	$524,656	$415,841

Supplemental disclosures of cash flow information:
Cash paid for taxes	$—	$391,000
Cash paid for interest	$—	$123,496

See Notes to Combined Financial Statements

SUN PACKING, INC. AND WALLISVILLE PARTNERS, LTD

NOTES TO COMBINED FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

NOTE 1 –NATURE OF BUSINESS

Sun Packing, Inc., (the Company), is a Texas corporation organized on September 22, 1997. The Company is a full service export packing company, specializes in project and other export cargo serving importers and exporters of all types including oil and energy, engineering, freight forwarders and automobile. The Company also provides temporary storage prior to the shipping dates.

Wallisville Partners, Ltd is a Texas corporation organized on September 5, 2001. The Company is in the business of real estate leasing. The principal members of Wallisville Partners, Ltd are majority shareholders of Sun Packing, Inc.

NOTE 2 - BASIS OF PRESENTATION AND COMBINATION

The accompanying combined financial statements include the results of operations of Sun Packing, Inc. and Wallisville Partners, Ltd.  Both companies have the majority of their ownership held by two common individuals. Therefore, the results of operations are presented as a combined entity and are accounted for using the combined method of accounting. All material inter-company accounts and transactions have been eliminated.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results will differ from those estimates. Significant estimates during the periods include the provision for doubtful accounts, provision for product returns, evaluation of obsolete inventory, and the useful life of long-term assets, such as property, plant and equipment.

Revenue recognition

The Company recognizes product revenue, net of estimated sales discounts, returns and allowances, in accordance with Staff Accounting Bulletin (SAB) No. 104, "Revenue Recognition in Financial Statements" which established that revenue can be recognized when persuasive evidence of an arrangement exists, the product has been shipped, all significant contractual obligations have been satisfied, the fee is fixed or determinable and collection is reasonably assured. In addition, the Company recognizes product revenue in accordance with  Statement of Financial Accounting Standard (SFAS) No. 48 "Revenue Recognition When Right of Return Exists". This statement requires that in order to recognize revenue at the point of sale when the buyer has a return privilege, the amount of future returns must be reasonably estimable by the seller company.

Fair value of financial instruments

The carrying amounts of financial instruments, including cash, accounts receivable, lines of credit and accounts payable and accrued expenses approximates fair value at September 30, 2008 and December 31, 2007 due to the relatively short maturity of the instruments. The carrying value of long-term debt approximates fair value at September 30, 2008 and December 31, 2007 based upon terms available for companies under similar arrangements.

Cash and cash equivalents

The Company considers all highly liquid debt securities purchased with original or remaining maturities of three months or less to be cash equivalents. The carrying value of cash equivalents approximates fair value.

SUN PACKING, INC. AND WALLISVILLE PARTNERS, LTD

NOTES TO COMBINED FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

Accounts receivable

Trade accounts receivable are recorded at the net amount the Company expects to collect on balances outstanding. Historically, write-offs of receivables have been minimal since the majority of work is performed when payment is received; therefore, no allowance for doubtful accounts is recorded.

Inventories

Inventories are stated at the lower of cost or market, with cost being determined by the first-in, first-out (FIFO) method. Inventories consist of lumber, plywood, nails, strapping and packing materials used in the packing production process.

Property and equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is recorded on the straight-line basis over the estimated useful lives of the assets, which range from three to ten years. Normal maintenance and repairs of property and equipment are expensed as incurred while renewals, betterments and major repairs that materially extend the useful life of property and equipment are capitalized. Upon retirement or disposition of property and equipment, the asset and related accumulated depreciation or amortization is removed from the accounts and any resulting gain or loss is charged to operations.

Income taxes

The Company uses the liability method for income taxes as required by SFAS No. 109 "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates and laws that will be in effect when the differences are expected to reverse. Valuation allowances are established when it is more likely than not that the deferred tax assets will not be realized.

Income (loss) per share

The Company presents basic income (loss) per share and diluted earnings per share in accordance with the provisions of SFAS No. 128 "Earnings per Share".

Under SFAS No.128, basic net loss per share is computed by dividing the net loss for the year by the weighted average number of common shares outstanding during the year. Diluted net loss per share is computed by dividing the net loss for the year by the weighted average number of common shares and common share equivalents outstanding during the year.

Concentration of credit risks

The Company is subject to concentrations of credit risk primarily from cash and cash equivalents and accounts receivable. The Company maintains accounts with financial institutions, which at times exceeds the insured Federal Deposit Insurance Corporation limit of $100,000. The Company minimizes its credit risks associated with cash by periodically evaluating the credit quality of its primary financial institutions. The Company’s accounts receivables are due from the individuals in which it markets its products. The Company does not require collateral to secure its accounts receivables.

New accounting pronouncements

Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities

In June 2008, the FASB issued FSP Emerging Issues Task Force (“EITF”) Issue No. 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities.” The FSP addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the earnings allocation in computing earnings per share under the two-class method. The FSP affects entities that accrue dividends on share-based payment awards during the awards’ service

SUN PACKING, INC. AND WALLISVILLE PARTNERS, LTD

NOTES TO COMBINED FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

period when the dividends do not need to be returned if the employees forfeit the award. This FSP is effective for fiscal years beginning after December 15, 2008. The Company is currently assessing the impact of FSP EITF 03-6-1 on its combined financial position and results of operations.

Determining Whether an Instrument (or an Embedded Feature) Is Indexed to an entity's Own Stock

In June 2008, the FASB ratified EITF Issue No. 07-5, "Determining Whether an Instrument (or an Embedded Feature) Is Indexed to an Entity's Own Stock" (EITF 07-5). EITF 07-5 provides that an entity should use a two step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument's contingent exercise and settlement provisions. It also clarifies on the impact of foreign currency denominated strike prices and market-based employee stock option valuation instruments on the evaluation. EITF 07-5 is effective for fiscal years beginning after December 15, 2008. The Company is currently assessing the impact of EITF 07-5 on its combined financial position and results of operations.

Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)

In May 2008, the FASB issued FSP Accounting Principles Board (“APB”) Opinion No. 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement).” The FSP clarifies the accounting for convertible debt instruments that may be settled in cash (including partial cash settlement) upon conversion. The FSP requires issuers to account separately for the liability and equity components of certain convertible debt instruments in a manner that reflects the issuer's nonconvertible debt (unsecured debt) borrowing rate when interest cost is recognized. The FSP requires bifurcation of a component of the debt, classification of that component in equity and the accretion of the resulting discount on the debt to be recognized as part of interest expense in our combined statement of operations. The FSP requires retrospective application to the terms of instruments as they existed for all periods presented. The FSP is effective for us as of January 1, 2009 and early adoption is not permitted. The Company is currently evaluating the potential impact of FSP APB 14-1 upon its combined financial statements.

The Hierarchy of Generally Accepted Accounting Principles

In May 2008, the FASB issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles" (FAS No.162). SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements. SFAS No. 162 is effective 60 days following the SEC's approval of the Public Company Accounting Oversight Board amendments to AU Section 411, "The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles". The implementation of this standard will not have a material impact on the Company's combined financial position and results of operations.

Determination of the Useful Life of Intangible Assets

In April 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position on Financial Accounting Standard (“FSP FAS”) No. 142-3, “Determination of the Useful Life of Intangible Assets”, which amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of intangible assets under SFAS No. 142 “Goodwill and Other Intangible Assets”. The intent of this FSP is to improve the consistency between the useful life of a recognized intangible asset under SFAS No. 142 and the period of the expected cash flows used to measure the fair value of the asset under SFAS No. 141 (revised 2007) “Business Combinations” and other U.S. generally accepted accounting principles.  The Company is currently evaluating the potential impact of FSP FAS No. 142-3 on its combined financial statements.

NOTE 4 – INVENTORIES

Inventories consist of lumber and plywood. The Company maintains an inventory level of approximately $55,386 and $28,500 at September 30, 2008 and December 31, 2007, respectively.

SUN PACKING, INC. AND WALLISVILLE PARTNERS, LTD

NOTES TO COMBINED FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

NOTE 5 - PROPERTY AND EQUIPMENT

Property and equipment and related accumulated depreciation at September 30, 2008 and December 31, 2007 consist of the following:

	2008	2007
Computer	$518,696	$497,312
Equipment	589,879	589,879
Vehicles	326,518	252,251
Leasehold improvements	1,698,110	524,472
Land	292,970	292,970
Buildings	2,724,074	2,679,465
Furniture & fixtures	36,832	35,955
	6,187,079	4,872,304
Accumulated depreciation	(1,583,735)	(1,435,839)
Property and equipment, net	$4,603,344	$3,436,465

Depreciation expense totaled $150,460 for the nine months ended September 30, 2008 and 2007.

Equipment under capital lease totaled $334,820 and $289,209 as of September 30, 2008 and December 31, 2007, respectively.

NOTE 6 – LINE OF CREDIT

In July 2005, the Company entered into agreements with a lender for $1,000,000 revolving line of credit and a $300,000 term loan.

The revolving line of credit has a one year maturity with interest payable monthly at the lender’s variable rate plus one-quarter of one percent (0.25%, subject to daily rate changes. The available credit balance extended is based on 80% of eligible accounts receivable less than 90 days from invoice date. The line of credit payable at September 30, 2008 was $210,000 and at September 30, 2007 was $0.

NOTE 7– RELATED PARTY TRANSACTIONS

At September 30, 2008 and 2007, the related party notes payable include a note in the amount of $110,800 to the CEO with a stated interest rate of 1% per annum.

The Company is committed to a leasing arrangement with Wallisville Partners Ltd for the use of the land and building. The shareholders of the Company have ownership, in the form of limited partnership interests, of Wallisville Partners Ltd. The monthly lease payment was $37,000 for a total of $444,000 annually.  The arrangement also includes a rent override of 2% of the gross sales for the year and provides that the Company pay all expenses incurred to the building and land, such as: real estate tax, improvements, assessments, utilities, etc.

SUN PACKING, INC. AND WALLISVILLE PARTNERS, LTD

NOTES TO COMBINED FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

NOTE 8 – CAPITAL LEASES

The Company leases equipment and vehicles ranging in leases terms of 36 to 60 months. Lease obligations as of September 30, 2008 and 2007 were $209,864 and $113,293 respectively.

The Company capitalizes appropriate leases and exercises the buyout agreements at the end of the lease term.

The following is a schedule of future minimum rental payments required under the capitalized lease arrangements for equipment and vehicles:

Year Ending	Amount
2008	$2,850
2009	80,112
2010	62,887
2011	48,915
2012	15,100
Thereafter	—
Less: interest	(43,849)
Net minimum lease payments under capital leases	166,015
Less: current portion of net minimum lease payments	(70,702)
Long-term portion of net minimum lease payments	$95,313

NOTE 9- LONG TERM DEBT

In December 2007, the Company entered into a $2 million construction loan with a lender, at an interest rate of 5% per annum, to subsidize a construction project. The maturity date of the loan is September 11, 2018. An initial amount of $605,649 was taken under the loan in December 2007. During 2008 the Company took an extra $1,210,483 on the construction loan. The construction loan payable as of September 30, 2008 is $1,816,132

In July 2005, the Company entered into a term loan with a lender in the amount of $300,000 at an interest rate of 5.25% per annum. The maturity date of the loan is July 29, 2010. The remaining balance was $109,017 and $146,463 at September 30, 2008 and December 31, 2007, respectively.

In July 2005, the Company issued a promissory note in the amount of $2,554,000 at a fixed rate equal to 6.751% per annum. The maturity date is July 29, 2010. The remaining unpaid principal balance was $2,242,453 at September 30, 2008 and $2,435,318 at December 31, 2007, respectively.

NOTE 10 – INCOME TAXES

The provision (benefit) for income taxes from continued operations for the nine months ended September 30, 2008 and 2007 consists of the following:

	2008	2007
Current:
Federal	$285,000	$391,000
Deferred:
Federal	—	—
Tax (benefit) from the decrease in valuation allowance	—	—
Provision (benefit) for income taxes, net	$285,000	$391,000

SUN PACKING, INC. AND WALLISVILLE PARTNERS, LTD

NOTES TO COMBINED FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

The difference between income tax expense computed by applying the federal statutory corporate tax rate and actual income tax expense for 2008 and 2007 is as follows:

Statutory federal income tax rate	25.0%
Decrease in valuation allowance	—%
Other	—%
Valuation allowance	—%
Effective tax rate	25.0%

Deferred income taxes result from temporary differences in the recognition of income and expenses for financial reporting purposes and for tax purposes. The tax effect of these temporary differences representing deferred tax assets and liabilities result principally from the following:

Deferred tax liabilities:	2008
Current	$—
Non-current	75,437
Less: valuation allowance	—
Net deferred income tax liabilities	$75,437

APPENDIX G

PRO FORMA UNAUDITED BALANCE SHEET AT SEPTEMBER 30, 2008

XenaCare Holdings, Inc.

ProForma Consolidating Balance Sheets

September 30, 2008

(Unaudited)

	XenaCare Holdings, Inc.	Sun Packing, Inc Wallisville Ptnrs, Ltd. Combined	Acquisition adjustments		XenaCare Holdings, Inc.
			Administration	Purchase
	(Pre-Acquisition)	(Pre-Acquisition)	(Note 3)	(Note 4)	(Pro Forma)
ASSETS
Current Assets
Cash	$780	$235,090	$—	$—	$235,870
Accounts receivable	316,462	2,137,723	(587,000)	—	1,867,185
Inventory	58,276	55,386	—	—	113,662
Prepaid expenses and other current assets	567,467	62,564	—	—	630,031
Total Current Assets	942,985	2,490,763	(587,000)	—	2,846,748
Property, Plant and Equipment-net	1,799	4,603,344	—	2,921,339	7,526,482
Other Assets	273,008	10,974	—	—	283,982
Investment in Subsidiary	—	—	(4,686,264)	4,686,264	—
Goodwill	—	35,269	—	(34,910)	359
TOTAL ASSETS	$1,217,792	$7,140,350	$(5,273,264)	$7,572,693	$10,657,571
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable and accrued expenses	$199,449	$544,552	$(285,000)	$—	$459,001
Line of credit	—	210,000	—	—	210,000
Due to related parties	—	110,800	—	—	110,800
Notes payable - current	624,970	75,346	(587,000)	—	113,316
Capital lease - current	—	70,702	—	—	70,702
Total Current Liabilities	824,419	1,011,400	(872,000)	—	963,819
Notes payable - non-current	—	4,158,365	—	—	4,158,365
Capital lease - non-current	—	95,313	—	—	95,313
Other liabilities	392,362	—	—	—	392,362
Deferred taxes	—	75,437	—	—	75,437
TOTAL LIABILITIES	1,216,781	5,340,515	(872,000)	—	5,685,296
COMMITMENTS AND CONTINGENCIES
Shareholder's Equity (Deficit)
Preferred stock, blank check, 5,000,000 shares authorized:
Series A, $0.001 par value, 0 shares issued	500	—	(500)	—	—
Series B, $0.001 par value, 0 shares issued	207	—	(207)	—	—
Series C, $0.001 par value, 0 shares issued	—	—	—	—	—
Series D, $0.001 par value, 0 shares issued	—	—	—	—	—
Common stock, $0.001 par value, 200,000,000 shares authorized:
20,473,499 shares issued and outstanding at September 30, 2008	42,712	2	(29,173)	6,932	20,473
Additional paid-in-capital	6,148,138	—	29,878	4,679,332	10,857,348
Stock subscription receivable	—	—	—	—	—
Accumulated deficit	(6,190,546)	1,799,833	(4,401,262)	2,886,429	(5,905,546)
Total Shareholders' Equity (Deficit)	1,011	1,799,835	(4,401,264)	7,572,693	4,972,275
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,217,792	$7,140,350	$(5,273,264)	$7,572,693	10,657,571

PRO FORMA UNAUDITED BALANCE SHEET AT SEPTEMBER 30, 2008 (continued)

XenaCare Holdings, Inc. – Pre Acquisition

XenaCare Holdings, Inc.

ProForma Consolidating Balance Sheets

XenaCare Holdings, Inc. - Pre Acquisition

September 30, 2008

(Unaudited)

	XenaCare Holdings, Inc.	Pre Acquisition Adjustments	XenaCare Holdings, Inc.
	(Historical)	(Note 1)	(Pre-Acquisition)
ASSETS
Current Assets
Cash	$780	$—	780
Accounts receivable	316,462	—	316,462
Inventory	58,276	—	58,276
Prepaid expenses and other current assets	567,467	—	567,467
Total Current Assets	942,985	—	942,985
Property, Plant and Equipment-net	1,799	—	1,799
Other Assets	273,008	—	273,008
Investment in Subsidiary	—	—	—
Goodwill	—	—	—
Unallocated Purchase Price	—	—	—
TOTAL ASSETS	$1,217,792	$—	1,217,792
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable and accrued expenses	$874,244	$(674,795)	199,449
Line of credit	—	—	—
Due to related parties	—	—	—
Notes payable - current	1,401,206	(776,236)	624,970
Capital lease - current	—	—	—
Total Current Liabilities	2,275,450	(1,451,031)	824,419
Notes payable - non-current	—	—	—
Capital lease - non-current	—	—	—
Other liabilities	859,815	(467,453)	392,362
Deferred taxes	—	—	—
TOTAL LIABILITIES	3,135,265	(1,918,484)	1,216,781
COMMITMENTS AND CONTINGENCIES
Shareholder's Equity (Deficit)
Preferred stock, blank check, 5,000,000 shares authorized:
Series A, $0.001 par value, 500,000 shares issued	500	—	500
Series B, $0.001 par value, 206,600 shares issued	207	—	207
Series C, $0.001 par value, 50,000 shares issued	—	—	—
Series D, $0.001 par value, 0 shares issued	—	—	—
Common stock, $0.001 par value, 45,000,000 shares authorized:
26,003,338 shares issued and outstanding at September 30, 2008	26,003	16,709	42,712
Additional paid-in-capital	4,243,363	1,904,775	6,148,138
Stock subscription receivable	—	—	—
Accumulated deficit	(6,187,546)	(3,000)	(6,190,546)
Total Shareholders' Equity (Deficit)	(1,917,473)	1,918,484	1,011
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,217,792	$—	1,217,792

PRO FORMA UNAUDITED BALANCE SHEET AT SEPTEMBER 30, 2008 (Continued)

Sun Packing, Inc. and Wallisville Partners, Ltd. – Pre Acquisition

XenaCare Holdings, Inc.

ProForma Consolidating Balance Sheets

Sun Packing, Inc., and Wallisville Partners, Ltd. Combined - Pre Acquisition

September 30, 2008

(Unaudited)

	Sun Packing, Inc Wallisville Ptnrs, Ltd. Combined	Pre Acquisition Adjustments	Sun Packing, Inc. Wallisville Ptnrs, Ltd. Combined
	(Historical)	(Note 2)	(Pre-Acquisition)
ASSETS
Current Assets
Cash	$524,656	$(289,566)	$235,090
Accounts receivable	2,574,953	(437,230)	2,137,723
Inventory	55,386	—	55,386
Prepaid expenses and other current assets	62,564	—	62,564
Total Current Assets	3,217,559	(726,796)	2,490,763
Property, Plant and Equipment-net	4,603,344	—	4,603,344
Other Assets	10,974	—	10,974
Investment in Subsidiary	—	—	—
Goodwill	—	35,269	35,269
Unallocated Purchase Price	—	—	—
TOTAL ASSETS	$7,831,877	$(691,527)	$7,140,350
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable and accrued expenses	$571,552	$(27,000)	$544,552
Line of credit	210,000	—	210,000
Due to related parties	110,800	—	110,800
Notes payable - current	75,346	—	75,346
Capital lease - current	70,702	—	70,702
Total Current Liabilities	1,038,400	(27,000)	1,011,400
Notes payable - non-current	4,158,365	—	4,158,365
Capital lease - non-current	95,313	—	95,313
Other liabilities	—	—	—
Deferred taxes	75,437	—	75,437
TOTAL LIABILITIES	5,367,515	(27,000)	5,340,515
COMMITMENTS AND CONTINGENCIES
Shareholder's Equity (Deficit)
Preferred stock, blank check, 0 shares authorized:
Series A, $0.001 par value, 0 shares issued	—	—	—
Series B, $0.001 par value, 0 shares issued	—	—	—
Series C, $0.001 par value, 0 shares issued	—	—	—
Series D, $0.001 par value, 0 shares issued	—	—	—
Common stock, $0.001 par value, 45,000,000 shares authorized:
150 shares issued and outstanding at September 30, 2008	2	—	2
Additional paid-in-capital	—	—	—
Stock subscription receivable	—	—	—
Accumulated surplus (deficit)	2,464,360	(664,527)	1,799,833
Total Shareholders' Equity (Deficit)	2,464,362	(664,527)	1,799,835
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$7,831,877	$(691,527)	$7,140,350

PRO FORMA UNAUDITED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

XenaCare Holdings, Inc.

ProForma Consolidated Statements of Operations

For the Nine Months Ended September 30, 2008

(Unaudited)

	XenaCare Holdings, Inc.	Sun Packing, Inc Wallisville Ptnrs, Ltd. Combined	Acquisition adjustments		XenaCare Holdings, Inc.
			Administration	Purchase
	(Pre Acquisition)	(Pre Acquisition)	(Note 3)	(Note 4)	(Pro Forma)
Revenue:
Product sales	$395,286	$—	$—	$—	$395,286
Service revenue	—	7,875,752	—	—	7,875,752
Other fee revenue	—	—	—	—	—
Less: Discounts and allowances	—	(431,712)	—	—	(431,712)
Total revenue	395,286	7,444,040	—	—	7,839,326
Cost of revenue	178,569	1,386,297	—	—	1,564,866
Gross profit	216,717	6,057,743	—	—	6,274,460
Operating costs and expenses:
Selling and marketing	490,043	—	—	—	490,043
General and administrative	431,567	4,603,346	—	—	5,034,913
Depreciation	59,160	150,460	—	—	209,620
Taxes	—	—	—	—	—
Impairment and write downs	—	—	—	—	—
Total operating costs and expenses	980,770	4,753,806	—	—	5,734,576
Income (Loss) from operations	(764,053)	1,303,937	—	—	539,884
Other income (expense)
Interest expense	(12,555)	(172,694)	—	—	(185,249)
Other income	84,045	—	—	—	84,045
Other expenses	(222,646)	—	—	—	(222,646)
Total other income (expense)	(151,156)	(172,694)	—	—	(323,850)
Pretax Net Income (Loss)	(915,209)	1,131,243	—	—	216,034
Income Tax (Provision) Benefit	—	(285,000)	285,000	—	—
Net Income (Loss)	$(915,209)	$846,243	$285,000	$—	$216,034
Weighted average shares - basic and diluted	9,763,938	—	—	—	9,763,938
Basic and diluted income (loss) per share	$(0.09)	$—	$—	$—	$0.02

PRO FORMA UNAUDITED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 (Continued)

XenaCare Holdings, Inc. – Pre-Acquisition

XenaCare Holdings, Inc.

ProForma Consolidated Statements of Operations

XenaCare Holdings, Inc. - Pre Acquisition

For the Nine Months Ended September 30, 2008

(Unaudited)

	XenaCare Holdings, Inc.	Pre Acquisition Adjustments	XenaCare Holdings, Inc.
	(Historical)	(Note 1)	(Pre-Acquisition)
Revenue:
Product sales	$395,286	$—	$395,286
Service revenue	—	—	—
Other fee revenue	—	—	—
Less: Discounts and allowances	—	—	—
Total revenue	395,286	—	395,286
Cost of revenue	178,569	—	178,569
Gross profit	216,717	—	216,717
Operating costs and expenses:
Selling and marketing	490,043	—	490,043
General and administrative	431,567	—	431,567
Depreciation	59,160	—	59,160
Taxes	—	—	—
Impairment and write downs	—	—	—
Total operating costs and expenses	980,770	—	980,770
Income (Loss) from operations	(764,053)	—	(764,053)
Other income (expense)
Interest expense	(12,555)	—	(12,555)
Other income	87,045	(3,000)	84,045
Other expenses	(222,646)	—	(222,646)
Total other income (expense)	(148,156)	(3,000)	(151,156)
Pretax Net Income (Loss)	(912,209)	(3,000)	(915,209)
Income Tax (Provision) Benefit	—	—	—
Net Income (Loss)	$(912,209)	$(3,000)	$(915,209)
Weighted average shares - basic and diluted	29,260,227	—	29,260,227
Basic and diluted income (loss) per share	$(0.03)	$—	$(0.03)

PRO FORMA UNAUDITED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 (Continued)

Sun Packing and Wallisville Partners, Ltd. – Pre-Acquisition

XenaCare Holdings, Inc.

ProForma Consolidated Statements of Operations

Sun Packing, Inc., and Wallisville Partners, Ltd. Combined - Pre Acquisition

For the Nine Months Ended September 30, 2008

(Unaudited)

	Sun Packing, Inc Wallisville Ptnrs, Ltd. Combined	Pre Acquisition Adjustments	Sun Packing, Inc. Wallisville Ptnrs, Ltd. Combined
	(Historical)	(Historical)	(Pre-Acquisition)
Revenue:
Product sales	$—	$—	$—
Service revenue	7,875,752	—	7,875,752
Other fee revenue	—	—	—
Less: Discounts and allowances	(431,712)	—	(431,712)
Total revenue	7,444,040	—	7,444,040
Cost of revenue	1,386,297	—	1,386,297
Gross profit	6,057,743	—	6,057,743
Operating costs and expenses:
Selling and marketing	—	—	—
General and administrative	4,603,346	—	4,603,346
Depreciation	150,460	—	150,460
Taxes	—	—	—
Impairment and write downs	—	—	—
Total operating costs and expenses	4,753,806	—	4,753,806
Income (Loss) from operations	1,303,937	—	1,303,937
Other income (expense)
Interest expense	(172,694)	—	(172,694)
Other income	—	—	—
Other expenses	—	—	—
Total other income (expense)	(172,694)	—	(172,694)
Pretax Net Income (Loss)	1,131,243	—	1,131,243
Income Tax (Provision) Benefit	(285,000)	—	(285,000)
Net Income (Loss)	$846,243	$—	$846,243
Weighted average shares - basic and diluted	150	—	150
Basic and diluted income (loss) per share	$5,641.62	$—	$5,641.62

NOTE 1 to the UNAUDITED PROFORMA FINANCIAL STATEMENTS

XenaCare Holdings, Inc. and Subsidiaries

XenaCare Holdings, Inc. Pre Acquisition Adjustments - Note 1

(Unaudited)

				September 30, 2008
Capitalization of Accrued Expense
Convert outstanding accrued expenses due to certain shareholders
Accrued expenses	$674,795	5,867,783	shr	$674,795
	—	—	shr	—
	$674,795	5,867,783	shr
Common shares				(5,868)
APIC				$(668,927)

Capitalization of existing Shareholder Notes and Other Liabilities
Convert certain outstanding debt to common shares
Notes Payable - current	$779,236	6,775,965	shr	$779,236
Other liabilities	467,453	4,064,809	shr	467,453
	$1,246,689	10,840,774	shr
Common shares				(10,841)
APIC				$(1,235,848)

Forgiveness of Certain Other Liabilities
Forgiveness of certain other liabilities
Other liabilities	$(3,000)	—	shr	$(3,000)
Accrued expenses	$—	—	shr	—
	$(3,000)	—	shr
Other Income				$3,000

NOTE 2 to the UNAUDITED PROFORMA FINANCIAL STATEMENTS

XenaCare Holdings, Inc. and Subsidiaries

Sun Packing, Inc. and Wallisville Partners, Ltd. Pre Acquisition Adjustments - Note 2

(Unaudited)

	Sun Packing, Inc. and Wallisville Partners, Ltd. For the Nine Months Ended September 30, 2008
	Historical	Acquired	Excluded
Items not Being Acquired
Assets and liabilities not included in acquisition
Cash	$524,656	$235,090	$289,566
Accounts receivable	3,012,183	2,574,953	437,230
Inventory	55,386	55,386	—
Prepaid expenses and other current assets	62,564	62,564	—
Property, Plant and Equipment-net	4,603,344	4,603,344	—
Other Assets	10,974	10,974	—
Investment in Subsidiary	—	—
Goodwill	—	35,269	(35,269)
Unallocated Purchase Price	—	—
Accounts payable and accrued expenses	1,008,782	981,782	27,000
Line of credit	210,000	210,000	—
Due to related parties	110,800	110,800	—
Notes payable - current	75,346	75,346	—
Capital lease - current	70,702	70,702	—
Notes payable - non-current	4,158,365	4,158,365	—
Capital lease - non-current	95,313	95,313	—
Other liabilities	—	—
Deferred taxes	75,437	75,437	—
Common stock, $0.001 par value, 45,000,000 shares authorized:	2	2	—
Additional paid-in-capital	—	—
Stock subscription receivable	—	—
Accumulated surplus	2,464,360	1,799,833	664,527

NOTE 3 to UNAUDITED PROFORMA FINANCIAL STATEMENTS

XenaCare Holdings, Inc. and Subsidiaries

XenaCare Holdings, Inc. Pre Acquisition Adjustments - Note 3

(Unaudited)

				September 30, 2008
Conversion of Preferred B
To convert to common shares
Preferred B	206,600	to	619,800	$207
Common shares				(620)
APIC				413

Reverse Split
To effect reverse split in common stock from	43,331,695	to	10,832,924
Common stock				32,499
APIC				(32,499)

Conversion of Preferred A
To convert to common shares (post split)
Preferred A	500,000	to	2,708,231	$500
Common shares				(2,708)
APIC				2,208

Eliminate Intercompany Notes
Loan from Sun Packing to Xenacare
Accounts Receivable				(587,000)
Notes Payable - Current				587,000

Eliminate Tax Provision
Eliminate tax provision on Sun Packing
Income Tax Provision				(285,000)
Accounts payable				285,000

Eliminate Investment in Subsidiary
Eliminate Investment in Subsidiary after Acquisition and Consolidation
Investment in Subsidiary				(4,686,264)
Common Stock				2
Accumulated Earnings				4,686,262

NOTE 4 to UNAUDITED PROFORMA FINANCIAL STATEMENTS

XenaCare Holdings, Inc. and Subsidiaries

ProForma Acquisition Adjustments - Purchase Note 4

(Unaudited)

					September 30, 2008

PURCHASE PRICE

Outstanding XenaCare common shares at September 30, 2008					26,003,338

Shares issued to retire debt and accrual:	—

Shareholders' accrual (Note 1)	$674,795	$0.1150	5,867,783	—	5,867,783

Shareholders loans (Note 1)	$1,246,689	$0.1150	10,840,774	—	10,840,774

Conversion to common shares:

Conversion of B to Common Shares (Note 3)		$1.0000	619,800		619,800

Total XenaCare common shares pre-split					43,331,695

Reverse stock split		4	to	1	4.0

Total XenaCare common shares post-split					10,832,924

Conversion of A to Common Shares (Note 3)		$4.0000	2,708,231	6.3%	2,708,231
Other consultants (Note 3)	—	$0.6760	3,324,884	3,324,884	—
	$1,921,484	6,033,115	3,324,884
				16.2399%
				16.2399%
XenaCare common shares before Acquisition				15.25%	13,541,155

Shares issued for commission on sale	$—	$0.6760		0.00%	—

Share to be issued to Sun Packing shareholders				33.86%	6,932,344

Total XenaCare common shares post acquisition and post split				100.00%	20,473,499

Newly issued shares for acquisition					6,932,344
Fair value of XenaCare common stock (pre-split)					$0.6760

Aggregate fair value of XenaCare common stock					$4,686,264
Estimated direct costs of acquisition					—
Total Purchase Price					$4,686,264

NOTE 4 to UNAUDITED PROFORMA FINANCIAL STATEMENTS (Continued)

	Sun Packing, Inc. & Wallisville Facility For the Nine Months September 30, 2008
	Sun Packing Wallisville		Fair Value Adjustment	Pro Forma

PRELIMINARY ALLOCATION OF PURCHASE PRICE
Cash	$235,090		$—	$235,090
Accounts receivable, net	2,574,953			2,574,953
Inventory, net	55,386			55,386
Prepaid expenses and other current assets	62,564			62,564

Property, plant and equipment-net	4,603,344		2,921,339	7,524,683
Other assets	10,974			10,974
Investment in subsidiary				—
Goodwill	35,269		(34,910)	359

Accounts payable and accrued expenses	(981,782)			(981,782)
Line of credit	(210,000)			(210,000)
Due to related party	(110,800)			(110,800)
Notes payable				—
Capital lease payable-current portion	(70,702)			(70,702)
Long-term debt-current portion	(75,346)			(75,346)

Capital lease payable	(95,313)			(95,313)
Long-term debt, less current portion	(4,158,365)		—	(4,158,365)
Deferred tax liabilities	(75,437)			(75,437)
Deferred gain(loss) on transfer of operating facility				—

Net Worth	$1,799,835	$—	$2,886,429	$4,686,264

Valuation Adjustment for Fair Value of Wallisville Real Estate
Operating real estate facilities have been increased to reflect the fair value of the real estate facilities to be acquired
in the acquisition (purchase price allocation of ==>	$7,020,000
Wallisville historical net book value of ==>	$4,098,661			$2,921,339

Record goodwill to reflect the purchase of Sun Packing's principal operating facility, stated at their fair value. Sun Packing has no customer lists, trademarks or other intangible assets to record.
				$(34,910)

APIC				$2,886,429

XenaCare Holdings Acquisition of SunPacking / Wallisville
To reflect XenaCare acquisition of Sun Packing / Wallisville earnings on a proforma basis assuming acquisition occurred at January 1 2008 for Income Statement purposes

Investment in Subsidiary				$4,686,264
Common Stock				(6,932)
APIC				4,679,332

APPENDIX H

XENACARE HOLDINGS, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

XenaCare Holdings, Inc and Subsidiaries

We have audited the accompanying consolidated balance sheet of XenaCare Holdings, Inc. and Subsidiaries as of December 31, 2007 and the related consolidated statements of operations, changes in shareholders' deficit and cash flows for the years then ended December 31, 2007 and 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of XenaCare Holdings, Inc. and Subsidiaries as of December 31, 2007, and the results of their operations and its cash flows for the periods then ended December 31, 2007 and 2006 in conformity with accounting principles generally accepted in the United States of America.

These consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has operating and liquidity concerns, has incurred an accumulated deficit approximately $5,275,339 during the period ended December 31, 2007. These factors raise substantial doubt about the ability of the Company to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties. In this regard, Management is proposing to raise any necessary additional funds through loans and additional sales of its common stock. There are no assurances that the Company will be successful in raising additional capital.

/s/ Jewett, Schwartz, Wolfe & Associates

Hollywood, Florida

April 14, 2008

XenaCare Holdings, Inc.

Consolidated Balance Sheets

	December 31,	December 31,
	2007	2006
ASSETS

Current Assets
Cash	$ 1,607	$ 44,179
Accounts receivable	4,048	-
Inventory	114,981	295,403
Prepaid expenses and other current assets	146,000	-

Total Current Assets	266,636	339,582

Office Furniture and Equipment, net	2,537	172,396
Other Assets	310,000	-

TOTAL ASSETS	$ 579,173	$ 511,978

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts payable and accrued expenses	$ 972,111	$ 41,205
Notes payable - current	471,748	-

Total Current Liabilities	1,443,859	41,205

Notes payable - non-current	-	-
Other liabilities	859,815	-

TOTAL LIABILITIES	2,303,674	41,205

COMMITMENTS AND CONTINGENCIES

Shareholder's Equity (Deficit)
Preferred stock, 5,000,000 shares authorized:
Series A, par value $0.001, 500,000 shares issued	500	-
Common stock, $0.001 par value, 45,000,000 shares authorized:
23,647,338 and 22,180,409 shares issued and outstanding at
December 31, 2007 and 2006, respectively	23,647	22,180
Additional paid-in-capital	3,526,691	3,023,658
Stock subscription receivable	-	(30,000)
Accumulated deficit	(5,275,339)	(2,545,065)

Total Shareholders' Equity (Deficit)	(1,724,501)	470,773

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 579,173	$ 511,978

See accompanying notes to consolidated financial statements

XenaCare Holdings, Inc.

Consolidated Statements of Operations

	Year Ended December 31,
	2007	2006

Revenue:
Product sales	$ 110,101	$ 346,698
Service revenue	-	-
Other fee revenue	6,048	3,476

Total revenue	116,149	350,174

Cost of revenue	85,394	119,019

Gross profit	30,755	231,155

Operating costs and expenses:
Selling and marketing	671,714	1,701,401
General and administrative	1,544,037	752,730
Impairment and write downs	451,292	-

Total operating costs and expenses	2,667,043	2,454,131

Loss from operations	(2,636,289)	(2,222,977)

Other income (expense)
Interest expense	(65,865)	(361)
Other income	6,538	4,347
Other expenses	(34,659)	-

Total other income (expense)	(93,986)	3,986

Net Loss	$ (2,730,275)	$ (2,218,991)

Weighted average shares - basic and diluted	22,914,508	21,634,077
Basic and diluted loss per share	$ (0.12)	$ (0.10)

See accompanying notes to consolidated financial statements

XenaCare Holdings, Inc. and Subsidiaries

Consolidated Statement of Changes in Equity

Years Ended December 31, 2007 and 2006

						Stock		Total Shareholders'/
	Preferred Stock		Common Stock			Subscription	Accumulated	Members'
	Shares	Amount	Shares	Amount	APIC	Receivable	Deficit	Equity

December 31, 2006	-	$ -	20,814,579	$ 20,814	$ 293,364	$ (30,000)	$ (67,776)	$ 216,402

Shares issued
To investors			1,115,830	1,116	2,230,544			2,231,660
For services			250,000	250	499,750			500,000

Net loss and comprehensive loss
Issuance costs							(258,300)	(258,300)
2006 Net Loss							(2,218,989)	(2,218,989)

December 31, 2007	-	$ -	22,180,409	$ 22,180	$ 3,023,658	$ (30,000)	$ (2,545,065)	$ 470,773

Shares issued
To existing shareholders pursuant to			-	-	-
anti-dilutive agreements	500,000	500	1,366,929	1,367	(1,867)			-
To acquire 2B Healthy assets			100,000	100	504,900			505,000

Cancellation of stock
Retire subscription					-	30,000		30,000

Net loss and comprehensive loss
2007 Net Loss							(2,730,274)	(2,730,274)

December 31, 2007	500,000	$ 500	23,647,338	$ 23,647	$ 3,527,191	$ -	$ (5,275,339)	$ (1,724,501)

See accompanying notes to consolidated financial statements

XenaCare Holdings, Inc.

Consolidated Statements of Cash Flows

	Twelve Months Ended
	December 31,
	2007	2006

Cash Flows from Operating Activities:
Net Loss	$ (2,730,274)	$ (2,218,990)
Adjustments to reconcile net loss to net
cash used in operating activities:
Depreciation and amortization	27,581	29,009
Loss on disposal of fixed assets	148,090	-
Write down and impairment	180,558	-
Stock issued for services and settlements	114,999	500,000
Changes in operating assets and liabilities:
Accounts receivable	(4,048)	-
Inventory	213,864	(252,425)
Prepaid expenses and other current assets	-	45,909
Accounts payable and accrued expenses	930,907	(9,281)
Net cash used in operating activities	(1,118,323)	(1,905,778)

Cash Flows from Investing Activities:
Purchase of office furniture and equipment	(5,812)	(24,354)
Proceeds from deposit return	-	-
Purchase of customer lists	-	-
Net cash provided by (used in) investing activities	(5,812)	(24,354)

Cash Flows from Financing Activities:
Proceeds from notes payable	-	-
Advances from (Payments to) related parties	1,081,563	(0)
Proceeds from sale of stock	-	2,231,660
Capital contributions	-	(258,300)
Net cash provided by financing activities	1,081,563	1,973,360

Increase (Decrease) in Cash	(42,572)	43,228
Cash, Beginning of Period	44,179	950

Cash, End of Period	$ 1,607	$ 44,178

Supplemental Information:
Cash paid for interest	$ -	$ -
Cash paid for taxes	$ -	$ -
NonCash Transactions:
Asset acquisition of 2BHealthy	$ 505,000	$ -
SunPill inventory and prepaid royalties	$ 200,000	$ -

See accompanying notes to consolidated financial statements

XENACARE HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. – ORGANIZATION AND NATURE OF BUSINESS

Organization and Nature of Business

XenaCare Holdings, Inc. (the “Company”, “XenaCare”, “XC Holdings”, “we”, “us” or “our”) was organized under the laws of Florida in June 2005 to formulate, market and distribute a line of clinical and life style performance nutrition supplement products (“NSPs”).

Our XenaCare Clinical division (i) educates doctors and other healthcare professionals about certain of our NSPs and facilitates the sale and distribution of these NSPs from doctors’ offices and (ii) has commenced the formulation and brand building of a line of NSPs for the replenishment of nutrients lost due to pharmaceutical medications, which will be sold through mass media buys (radio and television advertising), web sales and other channels of distribution.

Our XenaCare Performance division (i) is involved in the formulation of a line of NSPs (gels and creams) for the personal performance market to be sold under the “Touch ‘n’ Tingle” brand and (ii) the formulation of a line of NSPs for the energy/lifestyle performance market to be sold through mass media buys (radio and television advertising), web sales and other channels of distribution.

Our recent product addition, Sun Pill, is directed to the energy/lifestyle performance market. Sun Pill is formulated to protect the skin when exposed to damaging ultraviolet rays. We have entered into agreements for manufacturing, packaging and distribution and fulfillment of our products. We have also engaged consultants to assist us in marketing, web hosting and the development and production of infomercials. In March 2008, we completed the final formulation of the product and anticipate generating sales through our websites and from infomercials in the second quarter of 2008.

October 30, 2007 XenaCare completed an asset purchase covering certain assets of 2B Healthy, a division of Beta Pharmaceutical Corporation. Beta Pharmaceutical Corporation is a $190 million pharmaceutical company with home offices in the US and distribution in 14 South American countries. As part of the asset purchase, XenaCare took ownership of several product lines in the 2B Healthy portfolio, of which B-Alert already has slotting fees and UPC codes registered with McLane Company, Weis Markets, Bashas’, Kinray and Hannaford. This relationship will allow XenaCare immediate distribution in 14 South American countries and increased distribution in the US.

History of the Company

While the Company was organized in 2005, its predecessor, XenaCare LLC was organized in 2001 following the formulation of its concept and alpha testing by its founder, Dr. Alan Xenakis, for the limited purpose of the education, sale and distribution of NSPs at doctors’ offices. In June 2005, the Company was incorporated by Messrs. Bobby Story, Gary Spaniak, Dr. Xenakis and Frank Rizzo to formulate personal performance and lifestyle performance products. Thereafter, the Company entered into an exchange agreement with certain members of XenaCare LLC and such members exchanged their interest in XenaCare LLC for an aggregate of 800,000 shares of XenaCare Holdings, Inc. common stock, which represented a value of $1,600,000. All remaining shares of XenaCare LLC that were not exchanged for shares of XenaCare Holdings, Inc. were retired. For accounting purposes, the consummation of these actions resulted in an exchange of equity interest between entities under common control with XenaCare LLC as the accounting survivor and surviving business entity and the Company as the surviving legal entity.

XENACARE HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. – ORGANIZATION AND NATURE OF BUSINESS (Continued)

Operations have traditionally focused on providing a small but targeted platform of poly-formulas to the patient that address key multi-factors in disease processes such as atherosclerosis and diabetes (as opposed to the single target restrictions placed on prescription drugs that must focus on one disease factor at a time such as an HMG reductase inhibitor (Statin) that does not address the multi factors of atherosclerosis). The Company’s historical lines of NSPs are: XenaCor, XenaZymePlus and XenaTri.

Commencing in mid 2005 the Company expanded focus and began to formulate NSPs for personal performance and lifestyle performance products. The Company also developed new distribution channels for the historical NSPs, including web site and infomercials. The Company has also formulated a line of body replenishment NSPs, which are designed to eliminate prescription induced nutrient depletion.

To replace these nutrients, NSPs have been formulated, which the Company believes will combat the depletion effects of commonly prescribed drugs. Additionally, the Company has added a nutritional supplement (patent pending) that defends the skin from the damaging effects of the sun, and a patented process for an algae-based Omega 3 fatty acid food additive that is tasteless and odorless. The Company has the worldwide rights to both proprietary items.

XenaCare’s current focus is that of a marketing and distribution company. XenaCare looks to acquire exclusive distribution of Raw Materials to sell in their raw material state or formulate exclusive products under XenaCare branding or private label branding for major retailers.

NOTE 2. – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation and Presentation

The consolidated financial statements include the accounts of the Company, its wholly-owned subsidiaries, XenaCare, LLC, XenaStaff, Inc. ,XenaCeuticals, Inc., BRS, Inc. and Raw Materials, Inc. All material intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Although these estimates are based on management’s knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

Risks and Uncertainties

The Company’s business could be impacted by continuing price pressure on its product manufacturing. Acceptance of its products by the market place, new competitors, changes in federal and/or state legislation and other factors. Adverse changes in these areas could negatively impact the Company’s financial position, results of operations and cash flows.

XENACARE HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2. – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Going Concern

As shown in the accompanying financial statements, the Company’s operating and capital requirements in connection with operations have been and will continue to be significant. The recurring losses from operations and increased contractual agreements raise doubt about the Company’s ability to continue as a going concern. Based on current plans, the Company anticipates that revenues earned from SunPill and AlGal product sales will be the primary source of funds for operating activities. In addition to existing cash, the Company may rely on bank borrowing, if available, or sales of securities to meet the basic capital and liquidity needs for the next 12 months. Additional capital may be sought to fund the expansion of product lines and marketing efforts, which may also include bank borrowing, or a private placement of securities. Our ability to continue as a going concern is dependent upon our ability to generate sales from our new products and our obtaining adequate capital to fund losses until we become profitable. There can be no assurance that management’s plans will be successful.

The financial statements have been prepared on a “going concern” basis and accordingly do not include any adjustments that might result from the outcome of this uncertainty.

Cash and Cash Equivalents

Cash and cash equivalents include all cash balances and highly liquid investments having original maturities of three months or less. At various times during the year, the Company may maintain cash balances in excess of the maximum amount insured by the Federal Deposit Insurance Corporation.

Accounts Receivable, Processor Reserves and Concentrations of Credit Risk

The Company does not generally have accounts receivables because most of its sales proceeds are in the form of credit card receipts and checks. Revenue is recognized when product is shipped. Product is generally not shipped until check or credit card payment is received from the customer.

No reserves are held by credit card processors. Concentrations of credit risk are not significant.

Allowance for Doubtful Accounts

The Company does not maintain an allowance for doubtful account as its business does not, generally, rely upon the extension of credit.

Inventory

Inventory is reported at the lower end of cost or market on the first-in, first-out (FIFO) method. Inventory at December 31, 2007 and December 31, 2006 was $146,083 and $295,403, respectively, and consisted primarily of the Company’s principal brands: XenaCor, XenaTri, XenaZyme, Body Replenishment Line, TnT Gel for Men and TnT Gel for Women and its newest product lines, BAlert and 2BHealthy.

Property, Plant and Equipment

Property, plant and equipment is stated at cost, net of accumulated depreciation. Depreciation of property, plant and equipment is computed using the straight-line method based upon the estimated useful lives of the assets. Maintenance and repair costs are expensed as incurred.

XENACARE HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2. – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Impairment of Long-Lived Assets

The Company’s long-lived assets include property and equipment. The carrying value of long-lived assets is reviewed for impairment whenever events or changes in business circumstances indicate that the carrying amount of an asset may not be recoverable. An asset impairment is recognized when the carrying value of the asset is not recoverable based on the undiscounted estimated cash flows to be generated by the assets. The Company’s estimates reflect management’s assumptions about selling prices, production and sales volumes, costs and market conditions over an estimate of the remaining operating period. If impairment is indicated, the asset is written down to fair value. In circumstances when an asset does not have separate identifiable cash flows, an impairment charge is recorded when the Company abandons the utilization of the asset. At December 31, 2007, the Company’s management determined that the functionality of certain hardware assets had significantly changed and were no longer being utilized. Due to the specific purpose of the hardware, it was determined that the carrying amount was not recoverable and the assets had no fair market value. The assets were determined to be impaired and the carrying value of $148,090 was charged to earnings. Management believes there are no other impairments of its long-lived assets; however, there can be no assurance that market conditions will not change or that demand for the Company’s products and services will continue, which could result in impairment of long-lived assets in the future.

Revenue Recognition

The Company’s product revenues represent primarily sales of XenaCor, XenaTri, XenaZyme and the Body Replenishment Line. No revenue has been generated by the SunPill, B-Alert or 2BHealthy product lines. Revenue is recognized when a product is shipped. Product is not shipped until check or credit card payment is received from the customer. The Company manages the collection process for transactions processed on its website, but it outsources its fulfillment (delivery) process to a third party for certain products.

The Company’s revenue recognition policies are in compliance with Staff Accounting Bulletin (“SAB”) No. 104, Revenue Recognition, which establishes criteria that must be satisfied before revenue is realized or realizable and earned. The Company recognizes revenue when persuasive evidence of a sales arrangement exists, delivery has occurred, the sales price is fixed or determinable and collectability is probable.

Shipping and handling charges related to sales transactions are recorded as sales revenues when billed to customers or included in the sales price in accordance with Emerging Issues Task Force (“EITF”) 00-10, Accounting for Shipping and Handling Fees and Costs. Shipping and handling costs are included in cost of revenue.

The Company accepts product returns and will issue a credit, refund or product exchange. To date, product returns have not been material. The Company does not have a product return reserve established.

Advertising Costs

Advertising costs are charged to expense as incurred. Advertising expenses were not material in both 2007 and 2006.

Research and Development

The Company does not engage in research and development as defined in SFAS No. 2, Accounting for Research and Development Costs. However, the Company does incur formulation costs that include salaries, materials and consultant fees. These costs are classified as selling, general and administrative expenses in the consolidated statements of operations.

XENACARE HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2. – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Company accounts for income taxes under the provisions of SFAS No. 109, Accounting for Income Taxes (SFAS No. 109). Pursuant to SFAS No. 109, income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Due to the Company’s history of losses and its uncertainty of future income, the deferred tax assets resulting from the losses for 2006 have been fully offset by a valuation allowance. Consequently, no income tax provision was recorded.

Fair Value of Financial Instruments

Cash and cash equivalents, prepaid expenses and other current assets, accounts payable and accrued expenses, as reflected in the consolidated financial statements, approximate fair value because of the short-term maturity of these instruments. Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

Basic and Diluted Net Loss per Share

The Company computes basic and diluted loss per share in accordance with Earnings Per Share (SFAS No. 128). Basic EPS excludes the dilutive effects of options, warrants and other convertible securities. Diluted EPS reflects the potential dilution of securities that could share in the earnings of the Company. The Company did not have any common stock equivalents in 2007 or 2006.

Segment Information

SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information, established standards for the way that public business enterprises report information about operating segments in annual financial statements and requires those enterprises to report selected information about operating segments in interim financial reports issued to stockholders. The Company operates in one segment for management reporting purposes.

XENACARE HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3. – RECENT ACCOUNTING PRONOUNCEMENTS

Taxes collected from customer and remitted to governmental authorities

In June 2006, the FASB ratified Emerging Issues Task Force (EITF) Issue No. 06−3, “How Taxes Collected from Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement (That Is, Gross versus Net Presentation)” (EITF 06-3). EITF 06−3 applies to any tax assessed by a governmental authority that is directly imposed on a revenue producing transaction between a seller and a customer. EITF 06−3 allows companies to present taxes either gross within revenue and expense or net. If taxes subject to this issue are significant, a company is required to disclose its accounting policy for presenting taxes and the amount of such taxes that are recognized on a gross basis. EITF 06−3 is required to be adopted during the first quarter of fiscal year 2008. The Company currently presents such taxes net. EITF 06−3 is required to be adopted during the first quarter of fiscal year 2008. These taxes are currently not material to the Company’s consolidated financial statements.

Accounting for uncertainty in income taxes

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The cumulative effects, if any, of applying FIN 48 will be recorded as an adjustment to retained earnings as of the beginning of the period of adoption. FIN 48 is effective for fiscal years beginning after December 15, 2006, and the Company is required to adopt it in the first quarter of fiscal year 2008. The Company is currently evaluation the effect that the adoption of FIN 48 will have on its consolidated results of operations and financial condition and is not currently in a position to determine such effects, if any.

Fair value measurements

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" (SFAS 157). SFAS 157 provides guidance for using fair value to measure assets and liabilities. SFAS 157 addresses the requests from investors for expanded disclosure about the extent to which Companies measure assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value, and does not expand the use of fair value in any new circumstances. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and will be adopted by the Company in the first quarter of fiscal year 2009. The Company is unable at this time to determine the effect that its adoption of SFAS 157 will have on its consolidated results of operations and financial condition.

Accounting for rental costs incurred during a construction period

In September 2006, the FASB issued FASB Staff Position No. FAS 13-1 (As Amended), “Accounting for Rental Costs Incurred during a Construction Period” (FAS 13-1). This position requires a company to recognize as rental expense the rental costs associated with a ground or building operating lease during a construction period, except for costs associated with projects accounted for under SFAS No. 67, “Accounting for Costs and Initial Rental Operations of Real Estate Projects.” FAS 13-1 is effective for reporting periods beginning after December 15, 2005 and was adopted by the Company in the first quarter of fiscal year 2007. The Company’s adoption of FAS 13-1 will not materially affect its consolidated results of operations and financial position.

XENACARE HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3. – RECENT ACCOUNTING PRONOUNCEMENTS (Continued)

Effects of prior year misstatements when quantifying misstatements in the current year financial statements

In September 2006, the Security Exchange Commission issued SAB No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 provides guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB 108 establishes an approach that requires quantification of financial statement errors based on the effects of each on a company's balance sheet and statement of operations and the related financial statement disclosures. Early application of the guidance in SAB 108 is encouraged in any report for an interim period of the first fiscal year ending after November 15, 2006, and will be adopted by the Company in the first quarter of fiscal year 2007. The Company does not expect the adoption of SAB 108 to have a material impact on its consolidated results of operations and financial condition

Accounting for Defined Benefit Plan

In September 2006, the FASB issued FAS No. 158, Employer’s Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132(R) (“FAS 158”). FAS 158 requires an employer to recognize the funded status of a benefit plan, measured as the difference between plan assets at fair value and the projected benefit obligation, in its statement of financial position. FAS 158 also requires an employer to measure defined benefit plan assets and obligations as of the date of the employer’s fiscal year-end. FAS 158 is effective for the Company for its fiscal year ended September 30, 2007. The Company is currently evaluating the impact of FAS 158 on its consolidated financial statements.

FSP FAS 123(R)-5

FSP SFAS 123(R)-5 was issued on October 10, 2006. The FSP SFAS 123(R)-5 provides that instruments that were originally issued as employee compensation and then modified for which modification is made to the terms of the instrument solely to reflect an equity restructuring that occurs when the holders are no longer employees, then no change in the recognition or the measurement (due to a change in classification) of those instruments will result if both of the following conditions are met: (a). There is no increase in fair value of the award (or the ratio of intrinsic value to the exercise price of the award is preserved, that is, the holder is made whole), or the antidilution provision is not added to the terms of the award in contemplation of an equity restructuring; and (b). All holders of the same class of equity instruments (for example, stock options) are treated in the same manner. The provisions in this FSP SFAS 123(R)-5 shall be applied in the first reporting period beginning after the date the FSP SFAS 123(R)-5 is posted to the FASB website. The Company does not expect the adoption of FSP FAS 123(R)-5 to have a material impact on its consolidated results of operations and financial condition.

XENACARE HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3. – RECENT ACCOUNTING PRONOUNCEMENTS (Continued)

Fair Value Option for Financial Assets and Liabilities

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”), which provides companies with an option to report selected financial assets and liabilities at fair value with the changes in fair value recognized in earnings at each subsequent reporting date. SFAS 159 provides an opportunity to mitigate potential volatility in earnings caused by measuring related assets and liabilities differently, and it may reduce the need for applying complex hedge accounting provisions. If elected, SFAS 159 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact that this statement may have on the Company results of operations and financial position, and has yet to make a decision on the elective adoption of SFAS 159.

Share-Based Payments

On December 21, 2007 the Securities and Exchange Commission staff issued Staff Accounting Bulletin No. 110 (SAB 110), which, effective January 1, 2008, amends and replaces SAB 107, Share-Based Payment. SAB 110 expresses the views of the SEC staff regarding the use of a "simplified" method in developing an estimate of expected term of "plain vanilla" share options in accordance with FASB Statement No. 123(R), Share-Based Payment. Under the "simplified" method, the expected term is calculated as the midpoint between the vesting date and the end of the contractual term of the option. The use of the "simplified" method, which was first described in Staff Accounting Bulletin No. 107, was scheduled to expire on December 31, 2007. SAB 110 extends the use of the "simplified" method for "plain vanilla" awards in certain situations. The SEC staff does not expect the "simplified" method to be used when sufficient information regarding exercise behavior, such as historical exercise data or exercise information from external sources, becomes available. The Company is currently evaluating the potential impact that the adoption of SAB 110 could have on its financial statements.

Business Combinations

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations” (SFAS 141(R). This Statement replaces SFAS 141, Business Combinations, and requires an acquirer to recognize the assets acquired, the liabilities assumed, including those arising from contractual contingencies, any contingent consideration, and any noncontrolling interest in the acquiree at the acquisition date, measured at their fair values as of that date, with limited exceptions specified in the statement. SFAS 141(R) also requires the acquirer in a business combination achieved in stages (sometimes referred to as a step acquisition) to recognize the identifiable assets and liabilities, as well as the noncontrolling interest in the acquiree, at the full amounts of their fair values (or other amounts determined in accordance with SFAS 141(R)). In addition, SFAS 141(R)'s requirement to measure the noncontrolling interest in the acquiree at fair value will result in recognizing the goodwill attributable to the noncontrolling interest in addition to that attributable to the acquirer.

XENACARE HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3. – RECENT ACCOUNTING PRONOUNCEMENTS (Continued)

Accounting for Income Taxes

SFAS 141(R) amends SFAS 109, “Accounting for Income Taxes”, to require the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. It also amends SFAS 142, “Goodwill and Other Intangible Assets”, to, among other things; provide guidance on the impairment testing of acquired research and development intangible assets and assets that the acquirer intends not to use. SFAS 141(R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company is currently evaluating the potential impact that the adoption of SFAS 141(R) could have on its financial statements.

Consolidated Financial Statements

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements” (SFAS 160), which amends Accounting Research Bulletin 51, “Consolidated Financial Statements”, to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It also clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS No. 160 also changes the way the consolidated income statement is presented by requiring consolidated net income to be reported at amounts that include the amounts attributable to both the parent and the noncontrolling interest. It also requires disclosure, on the face of the consolidated statement of income, of the amounts of consolidated net income attributable to the parent and to the noncontrolling interest. SFAS No. 160 requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated and requires expanded disclosures in the consolidated financial statements that clearly identify and distinguish between the interests of the parent owners and the interests of the noncontrolling owners of a subsidiary. SFAS No. 160 is effective for fiscal periods, and interim periods within those fiscal years, beginning on or after December 15, 2008. The Company does not expect the adoption of SFAS No. 160 to have a material impact on its financial statements.

XENACARE HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4. – INVENTORY

Inventory consisted of the following:

	December 31,
	2007	2006

Merchandise inventory	$299,845	$295,403
Less: Allowance	(128,762)	-
	$171,083	$295,403

Merchandise inventory consists of the XenaCare, BRS, SunPill and B-Alert product held for resale. Our formulations are batch controlled and carry an expiration date in accordance with applicable government regulations. Certain inventories, primarily SunPill, were approaching their expiration and were consequently destroyed in January 2008. The value of destroyed inventory of $189,000 has been excluded from the above reported inventory value. Delays in fully implementing our marketing and distribution programs have resulted in slower than anticipated sales in 2007. Consequently, we have established an allowance of $128,762 on the remaining merchandise inventory, based on the estimated sell through rate for each product, before their expiration.

NOTE 5. – PREPAID EXPENSES AND OTHER CURRENTS ASSETS

Prepaid expenses and other current assets consisted of the following:

	December 31,
	2007	2006

Royalty advance	$125,000	$-
Slotting Allowance	21,000	-
Manufacturing deposits	-	-
	$146,000	$-

Inventory manufacturing deposits typically represent a down payment of 33% on the total order, with the remainder due upon delivery. Manufacturing deposits were discontinued during 2006. Royalty advances represent an advance on future royalties payments based on future product sales. SunPill is expected to begin commercial distribution in the second quarter of 2008. Slotting allowances represent fees paid to retailers on shelf space for our B-Alert product line.

XENACARE HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6. – PROPERTY, PLANT & EQUIPMENT

Property, plant and equipment consisted of the following:

	Useful	December 31,
	Lives	2007	2006
Property and Equipment:
Site of care equipment	8 - 10	$-	$145,205
Office furniture	10	-	8,950
Computer equipment	5 - 8	3,805	121,700
		3,805	275,855
Less: accumulated depreciation		(1,268)	(103,459)
		$2,537	$172,396

Depreciation and amortization expense for the years ended December 31, 2007 and 2006 was $27,581 and $29,009, respectively. At December 31, 2007, the Company’s management determined that certain assets with a net carrying value of $124,695 were impaired and charged earnings for this amount.

NOTE 7. – OTHER ASSETS

Other assets consisted of the following:

	December 31,
	2007	2006

Customer list – 2BHealthy	$61,796	$-
Trade credits	310,000	-
Less: allowance	(61,796)	-
	$310,000	$-

Customer lists and trade credits were acquired in connection with the 2BHealthy asset acquisition. Customer lists were deemed fully impaired at December 31, 2007. Trade credits may be used to offset future advertising costs at a ratio of 25% of each advertising dollar spent. Management believes that the trade credits will be fully utilized once its marketing programs are funded and fully implemented, however the utilization period will be longer than one year.

NOTE 8. – ACCOUNTS AND ACCRUED EXPENSE PAYABLE

Accounts and accrued expense payable consisted of the following:

	December 31,
	2007	2006

Accounts payable	$1,434	$20,810
Accrued accounting and legal fees	170,000	-
Accrued product and distribution costs	31,500	-
Accrued payroll	629,720	(3,605)
Accrued interest	47,700	-
Expenses reimbursable to officers	64,344	-
Other accrued expenses	27,413	24,000
	$972,111	$41,205

XENACARE HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9. – COMMITMENTS AND CONTINGENCIES

The Company leases office space on a month-to-month basis from a non-related party. The annualized rental expense is approximately $50,000.

NOTE 10. – NOTES PAYABLE

Notes payable consisted of the following:

	December 31,
	2007	2006

Affiliated parties	$339,847	$-
Existing investors	93,000	-
Wachovia	38,901	-
	$471,748	$-

Notes payable to affiliated parties were issued in various traunches, each mature one year from issuance and bear interest at 15%. The lenders are affiliated with the Company through common executive management as the Company’s CFO and President are also officers in the lenders. Notes payable to existing investors were issued in various traunches commencing in June 2007, each mature one year from issuance and bear interest at 15%. The Wachovia note payable was originated in November 2007 and is personally guaranteed by the Company’s President. The note matures one year from issuance and bears interest at 12%.

NOTE 11. – OTHER LIABILITIES

Other liabilities consist primarily of transactions conducted by certain officers and shareholders of the Company on behalf of the Company utilizing personal assets or their private holdings in the Company. These transactions included certain inventory acquisitions, marketing agreements and advance payments required by the SunPill agreement.

NOTE 12. – COMMON STOCK

In 2005, the Company issued 19,780,545 restricted shares to founders. Of the shares granted to management, 310,000 were subjected to vesting requirements pursuant to a ratable period of five years.

Thereafter, certain members of XenaCare LLC exchanged 1,600,000 units of membership interests for 800,000 shares of the Company’s common stock, which represented a value of $1,600,000. All remaining membership interests of XenaCare LLC that were not exchanged for shares of XenaCare Holdings, Inc. were retired. For accounting purposes, the consummation of these actions resulted in an exchange of equity interest between entities under common control with XenaCare LLC as the accounting survivor and surviving business entity and the Company as the surviving legal entity. The recapitalization of this transaction resulted in a reclassification to additional paid in capital of the related accumulated deficit as of June 30, 2005 of $1,713,508. Additionally, the Company issued 175,000 shares of common stock for $262,500.

XENACARE HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12. – COMMON STOCK (Continued)

During 2006 the Company issued an aggregate of 1,115,830 shares of common stock pursuant to a private placement of its common stock. Additionally, the Company issued 250,000 shares of common stock for services rendered to a non-related party. The shares were valued at $2.00 per share. $500,000 was recognized as an expense in general and administrative within the consolidated statement of operations for the fair value of the services rendered.

During 2007, in addition to the 100,000 shares issued to acquire the 2BHealthy assets, the Company issued an aggregate of 1,366,929 shares of common stock to existing shareholders pursuant to anti-dilutive agreements.

NOTE 13. – PREFERRED STOCK

During 2007, the company issued 500,000 shares of convertible preferred stock, Series “A” in exchange for modification and adjustments to an anti-dilutive contract outstanding. The designation and preferences of this issue is contained in an exhibit to this filing.

NOTE 14. – INCOME TAXES

The benefit from income taxes for the year ended December 31, 2007 consisted of the following:

Current:
Federal	$-
State	-
Deferred:	-
Federal	$(928,293)
State	(150,165)
(1,078,458)
Benefit from operating loss carry-forward	1,078,458
Provision (benefit) for income taxes, net of allowance	$-

The difference between benefit from income taxes computed by applying the federal statutory corporate tax rate and actual income tax expense is as follows:

Statutory federal income tax rate	34.00%
State income taxes, net of federal benefit	5.50
Increase in valuation allowance	(39.50)
Effective income tax rate	0%

Deferred income taxes result from temporary differences in the recognition of income and expenses for financial reporting purposes and for tax purposes. The net deferred tax assets and liabilities are comprised of the following:

Deferred income tax assets:	$1,078,458
Net operating loss carry-forwards	(1,078,458)
Deferred income tax asset	$-

Deferred income tax liability:	$1,078,458
Valuation allowance	(1,078,458)
Deferred income tax liability	$-

XENACARE HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 14. – INCOME TAXES (CONTINUED)

The Company currently has a net operating loss (NOL) of $4,949,263, which can be utilized until the year 2028. The deductibility of the NOL is subject to the limitations provision of the Federal tax code (i.e. IRC § 382).

NOTE 15. – ASSET ACQUISITIONS

In January 2007, the Company entered into a mutually exclusive supply and distribution agreement with Algal Technologies, Inc. (“Algal”) The agreement covers Algal’s entire production of Docosahexanoic Acid (“DHA”) and Eicosapentaeonic Acid (“EPA’)and the extraction of fatty acid products such as proteins, minerals, lignans and other products useful as nutritional supplements. The distribution agreements. The entire agreement was filed as Exhibit 10.12 Form 10-QSB filed on 9/25/07

In February 2007, the Company entered into an exclusive distribution license with Pure Laboratories, LLC to distribute its proprietary formulation know as “SunPill”. The SunPill is a powerful antioxidant that is designed to protect the skin from harmful UV damage. The distribution agreement calls for a $125,000 royalty advance along The required initial payments were made on behalf of the Company by the Companies officers, in stock from their personal holdings and accordingly the Company has recorded a liability to the officers. The entire agreement was filed as Exhibit 10.9 Form 10-QSB filed on 9/25/07

In October 2007, the Company entered an asset purchase agreement with 2B Healthy to acquire certain assets from 2B Healthy, including inventory, customers, web site, technology, trade credits, slotting fees and other assets in exchange for 100,000 shares of stock valued at $505,000. 2B Healthy’s primary product is B-Alert, a nutritional based stimulant.

APPENDIX I

XENACARE HOLDINGS, INC.

INDEX TO UNAUDITED FINANCIAL STATEMENTS

Consolidated Balance Sheet as of September 30, 2008 (unaudited) and December 31, 2007 (audited)	H-3
Consolidated Statements of Operations for the three and nine months ended September 30, 2008 and 2007	H-4
Consolidated Statements of Cash Flows for the nine months ended September 30, 2008 and 2007	H-6
Notes to Consolidated Financial Statements	H-7

XenaCare Holdings, Inc.

Consolidated Balance Sheets

	September 30, 2008	December 31, 2007
	(Unaudited)	(Audited)
ASSETS

Current Assets
Cash	$780	$1,607
Accounts receivable	316,462	4,048
Inventory	58,276	114,981
Prepaid expenses and other current assets	567,467	146,000

Total Current Assets	942,985	266,636

Office Furniture and Equipment, net	1,799	2,537
Other Assets	273,008	310,000

TOTAL ASSETS	$1,217,792	$579,173

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current Liabilities
Accounts payable and accrued expenses	$874,244	$972,111
Notes payable - current	1,401,206	471,748

Total Current Liabilities	2,275,450	1,443,859

Notes payable - non-current	—	—
Other liabilities	859,815	859,815

TOTAL LIABILITIES	3,135,265	2,303,674

COMMITMENTS AND CONTINGENCIES

Shareholder's Equity Deficit
Preferred stock, blank check, 5,000,000 shares authorized:
Series A, $0.001 par value, 500,000 shares issued	500	500
Series B, $0.001 par value, 206,600 shares issued	207	—
Series C, $0.001 par value, 50,000 shares issued	—	—
Common stock, $0.001 par value, 45,000,000 shares authorized:
26,003,338 and 23,647,338 shares issued and outstanding at
September 30, 2008 and December 31, 2007, respectively	26,003	23,647
Additional paid-in-capital	4,243,363	3,526,691
Stock subscription receivable	—	—
Accumulated deficit	(6,187,546)	(5,275,339)

Total Shareholders' Deficit	(1,917,473)	(1,724,501)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$1,217,792	$579,173

XenaCare Holdings, Inc.

Consolidated Statements of Operations (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Revenue:
Product sales	$328,644	$30,079	$395,286	$88,637
Service revenue	—	26,800	—	26,800
Other fee revenue	—	—	—	2,000

Total revenue	328,644	56,879	395,286	117,437

Cost of revenue	157,927	42,676	178,569	92,039

Gross profit	170,717	14,203	216,717	25,398

Operating costs and expenses:
Selling and marketing	228,026	94,570	490,043	483,449
General and administrative	(181,638)	634,430	431,567	1,015,760
Write downs	59,160	—	59,160	—

Total operating costs and expenses	105,548	729,000	980,770	1,499,209

Other income (expense)
Interest income	—	—	—	—
Interest expense	65,654	—	(12,555)	—
Other income	50	—	87,045	6,317
Other expenses	70,502	(9,365)	(222,646)	(11,171)

Total other income (expense)	136,206	(9,365)	(148,156)	(4,854)

Net Income (Loss)	$201,375	$(724,162)	$(912,209)	$(1,478,665)

Weighted average shares - basic and diluted	25,893,338	23,282,192	25,083,088	22,731,301
Basic and diluted loss per share	$0.01	$(0.03)	$(0.04)	$(0.07)

XenaCare Holdings, Inc.

Consolidated Statements of Cash Flows (Unaudited)

	Nine Months Ended September 30,
	2008	2007
Cash Flows from Operating Activities:
Net Loss	$(912,209)	$(1,478,665)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	951	27,264
Stock issued for services	431,500	(349,504)
Forfeited shares	(122,500)
Changes in operating assets and liabilities:
Accounts receivable	(312,414)	—
Inventory	56,705	(82,137)
Prepaid expenses and other current assets	(234,475)	(127,350)
Accounts payable and accrued expenses	(94,230)	662,207
Net cash used in operating activities	(1,186,672)	(1,348,185)

Cash Flows from Investing Activities:
Purchase of office furniture and equipment	(213)	(5,292)
Net cash used in investing activities	(213)	(5,292)

Cash Flows from Financing Activities:
Proceeds from notes payable	—	328,846
Advances from (Payments to) related parties	929,458	1,009,340
Proceeds from sale of stock	256,600	—
Net cash provided by financing activities	1,186,058	1,338,186

Increase (Decrease) in Cash	(827)	(15,291)
Cash, Beginning of Period	1,607	44,179

Cash, End of Period	$780	$28,888

Supplemental Information:
Cash paid for interest	$—	$—
Cash paid for taxes	$—	$—
NonCash Transactions:
None	$—	$—

XENACARE HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

NOTE 1. – ORGANIZATION AND NATURE OF BUSINESS

Organization and Nature of Business

XenaCare Holdings, Inc. (the “Company”, “XenaCare”, “XC Holdings”, “we”, “us” or “our”) was organized under the laws of Florida in June 2005 to formulate, market and distribute a line of clinical, life style performance and protective nutrition supplement products (“NSPs”).

Our Clinical NSP product group has commenced the formulation and brand building of a line of NSPs for the replenishment of nutrients lost due to pharmaceutical medications, which will be sold through mass media buys (radio and television advertising), web sales and other channels of distribution.

Our Lifestyles Performance NSP product group is involved in the formulation of a line of NSPs for the energy/lifestyle performance market to be sold through mass media buys (radio and television advertising), web sales and other channels of distribution.

Our Protective NSP product group is directed to the energy/lifestyle performance market. Our initial product, Sun Pill, is formulated to protect the skin when exposed to damaging ultraviolet rays. We have entered into agreements for manufacturing, packaging and distribution and fulfillment of our products. We have also engaged consultants to assist us in marketing, web hosting and the development and production of infomercials. In March 2008, we completed the final formulation of the product and began generating sales through major retail chains in the third quarter of 2008.

History of the Company

Initial operations have traditionally focused on providing a small but targeted platform of poly-formulas to the patient that address key multi-factors in disease processes such as atherosclerosis and diabetes (as opposed to the single target restrictions placed on prescription drugs that must focus on one disease factor at a time such as an HMG reductase inhibitor (Statin) that does not address the multi factors of atherosclerosis). The Company’s historical lines of NSPs are: XenaCor, XenaZymePlus and XenaTri.

In mid 2005 the Company began to formulate NSPs for personal performance and lifestyle performance products. The Company also developed new distribution channels for the historical NSPs, including web site and infomercials. The Company has also formulated a line of body replenishment NSPs, which are designed to eliminate prescription induced nutrient depletion. To replace these nutrients, NSPs have been formulated, which the Company believes will combat the depletion effects of commonly prescribed drugs. Additionally, the Company has added a nutritional supplement (world wide patent pending) that defends the skin from the damaging effects of the sun, and a patented process for an algae-based Omega 3 fatty acid food additive that is tasteless and odorless. The Company has the worldwide rights to both proprietary items.

October 30, 2007 XenaCare completed an asset purchase covering certain assets of 2B Healthy, a division of Beta Pharmaceutical Corporation. Beta Pharmaceutical Corporation is a $190 million pharmaceutical company with home offices in the US and distribution in 14 South American countries. As part of the asset purchase, XenaCare took ownership of several product lines in the 2B Healthy portfolio, of which B-Alert already has slotting fees and UPC codes registered with McLane Company, Weis Markets, Bashas’, Kinray and Hannaford. This relationship will allow XenaCare immediate distribution in 14 South American countries and increased distribution in the US.

XENACARE HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

NOTE 2. – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Terms and Definitions

Company

“XenaCare”, “XC Holdings”, “we”, “us” or “our”

APB

Accounting Principles Board

ARB

Accounting Review Board

EITF

Emerging Issues Task Force

FASB

Financial Accounting Standards Board

FSP

FASB Staff Position

FIFO

First-in, First-out

SAB

Staff Accounting Bulletin

SEC

Securities Exchange Commission

SFAS or FAS

Statement of Financial Accounting Standards

NSP

Nutrition Supplement Product

Interim Reporting

The interim financial statements presented herein have been prepared pursuant to the rules and regulations of the SEC. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations. The interim financial statements should be read in conjunction with the Company’s annual financial statements, notes and accounting policies included in the Company’s Annual Report. In the opinion of management, all adjustments which are necessary to provide a fair presentation of financial position as of September 30, 2008 and the related operating results and cash flows for the interim period presented have been made. All adjustments are of a normal recurring nature. The results of operations, for the period presented are not necessarily indicative of the results to be expected for the year ended December 31, 2008.

Basis of Accounting

The financial statements are prepared using the accrual basis of accounting where revenues and expenses are recognized in the period in which they were incurred. The basis of accounting conforms to accounting principles generally accepted in the United States of America.

Principles of Consolidation and Presentation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries: BRS, Inc.; XenaCare, LLC; XenaStaff, LLC; and XenaCeutical, LLC and Raw Material Ingredients, Inc. All material intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Although these estimates are based on management’s knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

Risks and Uncertainties

The Company’s business could be impacted by continuing price pressure on its product manufacturing, acceptance of its products in the market place, new competitors, changes in federal and/or state legislation and other factors. Adverse changes in these areas could negatively impact the Company’s financial position, results of operations and cash flows.

XENACARE HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

NOTE 2. – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Going Concern

As shown in the accompanying financial statements, the Company’s operating and capital requirements in connection with operations have been and will continue to be significant. The recurring losses from operations and increased contractual agreements raise doubt about the Company’s ability to continue as a going concern. Based on current plans, the Company anticipates that revenues earned from SunPill™ and AlGal product sales will be the primary source of funds for operating activities. In addition to existing cash, the Company may rely on bank borrowing, if available, or sales of securities to meet the basic capital and liquidity needs for the next 12 months. Additional capital may be sought to fund the expansion of product lines and marketing efforts, which may also include bank borrowing, or a private placement of securities. Our ability to continue as a going concern is dependent upon our ability to generate sales from our new products and our obtaining adequate capital to fund losses until we become profitable. There can be no assurance that management’s plans will be successful.

The financial statements have been prepared on a “going concern” basis and accordingly do not include any adjustments that might result from the outcome of this uncertainty.

Inventory

Inventory is reported at the lower end of cost or market on the first-in, first-out (FIFO) method. Our inventory is subject to expiration and accordingly quantities purchased and sell through rates are periodically monitored for potential overstocking or pending expiration as a basis for establishing the appropriate reserve for any estimated expiration or obsolescence. The Company’s principal brands are XenaCor, XenaTri, XenaZyme, Body Replenishment Line and its newest product lines, B-Alert and SunPill™.

Revenue Recognition

The Company’s product revenues represent primarily sales of SunPill™, XenaCor, XenaTri, XenaZyme and the Body Replenishment Line.  The B-Alert or 2BHealthy product lines have generated nominal revenue. Revenue is recognized when a product is shipped. Product is not shipped until check or credit card payment is received from the customer. The Company manages the collection process for transactions processed on its website, but it outsources its fulfillment (delivery) process to a third party for certain products.

The Company’s revenue recognition policies are in compliance with SAB 104, Revenue Recognition, which establishes criteria that must be satisfied before revenue is realized or realizable and earned. The Company recognizes revenue when all of the following four criteria are met:

•

persuasive evidence of a sales arrangement exists,

•

delivery has occurred,

•

the sales price is fixed or determinable and

•

collectability is probable.

Shipping and handling charges related to sales transactions are recorded as sales revenues when billed to customers or included in the sales price in accordance with EITF 00-10, Accounting for Shipping and Handling Fees and Costs. Shipping and handling costs are included in cost of revenue.

The Company accepts product returns and will issue a credit, refund or product exchange. To date, product returns have occurred but are not considered material. The Company does not have a product return reserve established.

XENACARE HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

NOTE 2. – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Research and Development

The Company does not engage in research and development as defined in SFAS 2, Accounting for Research and Development Costs. However, the Company does incur formulation costs that include salaries, materials and consultant fees. These costs are classified as selling, general and administrative expenses in the consolidated statements of operations.

Segment Information

SFAS 131, Disclosures about Segments of an Enterprise and Related Information, established standards for the way that public business enterprises report information about operating segments in annual financial statements and requires those enterprises to report selected information about operating segments in interim financial reports issued to stockholders. The Company operates in one segment for management reporting purposes.

NOTE 3. – RECENT ACCOUNTING PRONOUNCEMENTS

Recent accounting pronouncements that the Company has adopted or that will be required to adopt in the future are summarized below.

Accounting Changes and Error Corrections

In May 2005, the FASB issued SFAS 154, Accounting Changes and Error Corrections, which replaces APB 20, Accounting Changes, and SFAS 3, Reporting Accounting Changes in Interim Financial Statements - An Amendment of APB Opinion No. 28. SFAS 154 provides guidance on the accounting for and reporting of accounting changes and error corrections, and it establishes retrospective application, or the latest practicable date, as the required method for reporting a change in accounting principle and the reporting of a correction of an error. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company adopted SFAS 154 in the first quarter of fiscal year 2007 and does not expect it to have a material impact on its consolidated results of operations and financial condition.

Fair Value Measurements

In September 2006, the FASB issued SFAS 157, Fair Value Measurements. SFAS 157 provides guidance for using fair value to measure assets and liabilities. SFAS 157 addresses the requests from investors for expanded disclosure about the extent to which companies’ measure assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value, and does not expand the use of fair value in any new circumstances. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and will be adopted by the Company in the first quarter of fiscal year 2008. The Company is unable at this time to determine the effect that its adoption of SFAS 157 will have on its consolidated results of operations and financial condition.

XENACARE HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

NOTE 3. – RECENT ACCOUNTING PRONOUNCEMENTS (Continued)

Fair Value Option for Financial Assets and Financial Liabilities

In February 2007, the FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of SFAS No. 115” , which becomes effective for the Company on February 1, 2008, permits companies to choose to measure many financial instruments and certain other items at fair value and report unrealized gains and losses in earnings. Such accounting is optional and is generally to be applied instrument by instrument. The Company does not anticipate that the election, of this fair-value option will have a material effect on its consolidated financial condition, results of operations, cash flows or disclosures.

Business Combinations

In December 2007, the FASB issued SFAS 141(R) “Business Combinations”. This Statement replaces the original FASB 141. This Statement retains the fundamental requirements in Statement 141 that the acquisition method of accounting (which Statement 141 called the purchase method) be used for all business combinations and for an acquirer to be identified for each business combination. The objective of this SFAS 141(R) is to improve the relevance, and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. To accomplish that, SFAS 141(R) establishes principles and requirements for how the acquirer:

a.

Recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree.

b.

Recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase.

c.

Determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination.

This Statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008 and may not be applied before that date. The Company is unable at this time to determine the effect that its adoption of SFAS 141(R) will have on its consolidated results of operations and financial condition.

Non-controlling Interests in Consolidated Financial Statements—an amendment of ARB No. 51

In December 2007, the FASB issued SFAS 160 “Non-controlling Interests in Consolidated Financial Statements – an amendment of ARB No. 51”.  This Statement amends the original ARB 51 “Consolidated Financial Statements” to establish accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a non-controlling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. This Statement is effective for fiscal years and interim periods within those fiscal years, beginning on or after December 15, 2008 and may not be applied before that date.  The Company is unable at this time to determine the effect that its adoption of SFAS 160 will have on its consolidated results of operations and financial condition.

XENACARE HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

NOTE 3. – RECENT ACCOUNTING PRONOUNCEMENTS (Continued)

Share-Based Payments

On December 21, 2007 the SEC staff issued SAB 110, which, effective January 1, 2008, amends and replaces SAB 107, Share-Based Payment. SAB 110 expresses the views of the SEC staff regarding the use of a “simplified” method in developing an estimate of expected term of “plain vanilla” share options in accordance with FASB Statement No. 123(R), Share-Based Payment. Under the “simplified” method, the expected term is calculated as the midpoint between the vesting date and the end of the contractual term of the option. The use of the “simplified” method, which was first described in Staff Accounting Bulletin No. 107, was scheduled to expire on December 31, 2007. SAB 110 extends the use of the “simplified” method for “plain vanilla” awards in certain situations. The SEC staff does not expect the “simplified” method to be used when sufficient information regarding exercise behavior, such as historical exercise data or exercise information from external sources, becomes available. The Company is currently evaluating the potential impact that the adoption of SAB 110 could have on its financial statements.

Delay in Effective Date

In February 2008, the FASB issued FSP FAS No. 157-2, “Effective Date of FASB Statement No. 157”. This FSP delays the effective date of SFAS 157 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value on a recurring basis (at least annually) to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The impact of adoption was not material to the Company’s consolidated financial condition or results of operations.

Disclosure about Derivative Instruments and Hedging Activities

In March 2008, the FASB issued SFAS 161, “Disclosure about Derivative Instruments and Hedging Activities,” an amendment of FASB Statement No. 133. This statement requires that objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation. The Company is required to adopt SFAS 161 on January 1, 2009. The Company is currently evaluating the potential impact of SFAS 161 on the Company’s consolidated financial statements.

Determination of the Useful Life of Intangible Assets

In April 2008, the FASB issued FSP FAS 142-3, “Determination of the Useful Life of Intangible Assets,”, which amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of intangible assets under FASB 142 “Goodwill and Other Intangible Assets”. The intent of this FSP is to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of the expected cash flows used to measure the fair value of the asset under FASB 141 (revised 2007) “Business Combinations” and other U.S. generally accepted accounting principles. The adoption of FSP FAS 142-3 is not expected to have a material effect on its financial position, results of operations or cash flows.

Accounting for Income Taxes

SFAS 141(R) amends SFAS 109, “Accounting for Income Taxes”, to require the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. It also amends SFAS 142, “Goodwill and Other Intangible Assets”, to, among other things; provide guidance on the impairment testing of acquired research and development intangible assets and assets that the acquirer intends not to use. SFAS 141(R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company is currently evaluating the potential impact that the adoption of SFAS 141(R) could have on its financial statements.

XENACARE HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

NOTE 3. – RECENT ACCOUNTING PRONOUNCEMENTS (Continued)

The Hierarchy of Generally Accepted Accounting Principles

In May 2008, the FASB issued SFAS 162, The Hierarchy of Generally Accepted Accounting Principles.  SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements.  SFAS No. 162 is effective 60 days following the SEC's approval of the Public Company Accounting Oversight Board amendments to AU Section 411, "The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles".  The implementation of this standard will not have a material impact on the Company's consolidated financial position and results of operations.

Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion ( Including Partial Cash Settlement)

In May 2008, the FASB issued FSP APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement). The FSP clarifies the accounting for convertible debt instruments that may be settled in cash (including partial cash settlement) upon conversion.  The FSP requires issuers to account separately for the liability and equity components of certain convertible debt instruments in a manner that reflects the issuer's nonconvertible debt (unsecured debt) borrowing rate when interest cost is recognized.  The FSP requires bifurcation of a component of the debt, classification of that component in equity and the accretion of the resulting discount on the debt to be recognized as part of interest expense in our consolidated statement of operations.  The FSP requires retrospective application to the terms of instruments as they existed for all periods presented.  The FSP is effective for us as of January 1, 2009 and early adoption is not permitted.  The Company is currently evaluating the potential impact of FSP APB 14-1 upon its consolidated financial statements.

Accounting for Financial Guarantee Insurance Contracts—an interpretation of FASB Statement No. 60

In May 2008, the FASB issued SFAS 163, “Accounting for Financial Guarantee Insurance Contracts – an interpretation of FASB Statement No. 60”.  This statement requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation.  SFAS 163 also clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities to increase comparability in financial reporting of financial guarantee insurance contracts by insurance enterprises.  SFAS 163 is effective fro financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years, except for some disclosures about the insurance enterprise’s risk-management activities of the insurance enterprise be effective for the first period (including interim periods) beginning after issuance of SFAS 163.  Except for those disclosures, earlier application is not permitted.

Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities

In June 2008, the FASB issued FSP EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities. The FSP addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the earnings allocation in computing earnings per share under the two-class method. The FSP affects entities that accrue dividends on share-based payment awards during the awards’ service period when the dividends do not need to be returned if the employees forfeit the award. This FSP is effective for fiscal years beginning after December 15, 2008. The Company is currently assessing the impact of FSP EITF 03-6-1 on its consolidated financial position and results of operations.

XENACARE HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

NOTE 3. – RECENT ACCOUNTING PRONOUNCEMENTS (Continued)

Determining Whether an Instrument (or an Embedded Feature) Is Indexed to an entity's Own Stock

In June 2008, the FASB ratified EITF Issue 07-5, Determining Whether an Instrument (or an Embedded Feature) Is Indexed to an Entity's Own Stock.  EITF 07-5 provides that an entity should use a two step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument's contingent exercise and settlement provisions.  It also clarifies on the impact of foreign currency denominated strike prices and market-based employee stock option valuation instruments on the evaluation.  EITF 07-5 is effective for fiscal years beginning after December 15, 2008.  The Company is currently assessing the impact of EITF 07-5 on its consolidated financial position and results of operations.

NOTE 4. – PREPAID EXPENSES AND OTHER CURRENT ASSETS

Significant components of prepaid expenses and other current assets at September 30, 2008 consist primarily of:

•

$150,000 in common stock issued to Sun Packing Inc. pending return and cancellation of share certificate,

•

$100,000 in advances to a vendor for product,

•

$125,000 royalty advances associated with the acquisition of the SunPill™ proprietary formulation and patent.  The purchase agreement and the prepaid royalties have been included in the purchase price, which is 5% of sales, capped at $2,500,000

•

$114,800 in prepaid slotting allowances, to be amortized over 13 months,

•

$74,782 in production costs of infomercials, to be amortized over 12 months.

NOTE 5. – OTHER LIABILITIES

Other liabilities totaling $859,815 at September 30, 2008 consist exclusively of advances made by the Company’s existing shareholders.

NOTE 6. – COMMITMENTS AND CONTINGENCIES

The Company is currently operating under several material agreements as listed below:

•

Business consulting agreements with three individuals for their services in the areas of mergers and acquisitions. These agreements cover cash as well as stock compensation and health insurance benefits and expire December 31, 2011.

•

On August 5, 2008 the Company amended its April 23, 2008 sales agreement with Pure Laboratories, LLC to purchase all rights to SunPill™. This agreement supersedes the Company’s previous SunPill™ license agreement with Pure Laboratories, LLC dated February 8, 2007. The aggregate purchase price is the greater of 5% of gross sales capped at $2,500,000, payable quarterly at 5% of gross sales subject to an annual minimum payment of $75,000.

•

An Image Marketing and Branding Agreement with Creative Management, Inc. and a companion Spokesperson Agreement with Dr. Bob Arnot, a nationally known medical and news correspondent. The terms of the agreements extend through May 31, 2009 and include various levels of compensation based upon performance.

•

On August 12, 2008, the Company entered into a Share Exchange Agreement and Plan of Reorganization with Sun Packing, Inc. (“Sun Packing”); Wallisville Partners, Ltd (Wallisville”); and Jon LGrossman and Peter L Elston, shareholders of Sun Packing (“Sun Packing Shareholders”).  The share exchange agreement provides that the Sun Packing Shareholders will transfer 100% of the outstanding shares of Sun Packing to the Company in exchange for:

•

The Company’s common shares equal to 33.8% of the outstanding common shares on a fully diluted basis.

•

The Company’s Series D preferred shares, which will be convertible into 20% of the outstanding common shares, upon the occurrence of both of the following within 24 months:

o

The Company generates less than $10 million in gross revenue (less returns and allowances) in any consecutive 12 month period selected by the current Company management, and

o

Sun Packing, in any consecutive 12 month period selected by current Sun Packing management, has either:

▪

$10 million or more in gross revenues (less returns and allowances), or

▪

Net income on a GAAP basis equal to or in excess of Sun Packing’s 2007 net income.

▪

Cancellation.  All outstanding shares of Series D Preferred Stock shall be automatically cancelled without payment of any consideration therefore effective 24 months following the Original Series D Issue Date if the Conversion Date shall not have occurred on or prior to such date.

The Share Exchange Agreement also provides for a closing date at the later of (1) October 1, 2008 or (2) the satisfaction of or waiver of the conditions to closing.  If either party fails to satisfy conditions to closing by November 15, 2008 the Share Exchange Agreement is terminated.  Conditions to closing are:

•

Responsibilities of the Company are to:

o

Increase the board positions to 5 members, the current Chairman has agreed to resign upon closing,

o

Increase authorized common shares,

o

Cancel all outstanding options, warrants, convertible securities,

o

Execute employment agreements with the principals of Sun Packing,

o

Terminate all existing management agreements of the principals of the Company and issue new management and consulting agreements to said principals that are similar in nature to the ones issued to the principals of Sun Packing

•

Responsibilities of Sun Packing are to:

o

Appoint two board members

o

Provide audited financial information for Sun Packing for the years ended December 31, 2007 and 2006,

XENACARE HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

NOTE 7. – COMMON AND PREFERRED STOCK

Common Stock

The public began trading in the Company’s shares on March 05, 2008. The Company’s trading symbol is XCHO:OTC.

In March 2008, the Company cancelled 245,000 shares of common stock previously issued to former employees as the shares were not vested nor earned.

In April 2008, the Company entered into an agreement with Newbridge Securities Corporation (“Newbridge”), a securities broker and member in good standing with the Financial Industry Regulatory Authority. The contract provides for Newbridge to receive a fee for advisory services of $30,000, payable in installments, along with 500,000 shares of restricted common stock plus an option for 800,000 additional common shares, issued in a series at strike prices ranging from $4.50 to $6.00.  In August, 2008 this agreement was canceled by mutual agreement, whereby Newbridge retains any fees already paid and common stock already issued.  The options along with all other obligations were cancelled.

In April 2008, the Company issued an additional 264,000 shares to Bob Arnot, under an existing agreement to provide spokesperson services to the Company.  In connection with the Bob Arnot agreement, an additional 66,000 shares was issued to Creative Management, Inc. under an existing agreement to provide marketing consulting services.

In June 2008, the Company issued 300,000 shares to Sun Packing, Inc. as collateral for a loan extended to XenaCare Holdings, Inc.  The stock was issued in error as the loan was collateralized by the personal guarantees of the Company’s officers and Directors.  The cancellation of the shares is expected to be completed in August 2008.   Pending return and cancellation of the share certificate, the Company has recorded the value of the shares as a receivable.

On August 21, 2008, the Company entered into a consulting agreement with Mr. Martin Hodias for the purpose of mergers and acquisitions.  For his service, he was issued 150,000 shares of restricted common stock.  A copy of the consulting agreement is attached as Exhibit 10.15.

Preferred Stock

During the quarter, the Company sold 136,600 shares in aggregate of Series B preferred stock for $1.00 per share. The Series B preferred stock has par value of $0.001 and does not accrue dividends. Each preferred share may be converted at the option of the holder into 3 shares of common stock.

In May 2008, the Company sold 70,000 shares of Series C preferred stock for $1.00 per share. The Series C preferred stock has par value of $0.001 and does not accrue dividends. Each preferred share may be converted at the option of the holder into 1 share of common stock.  The preferred shares also include a warrant to purchase an equivalent number of common shares at $2.00 per share, for a term of 3 years.

On August 29, 2008 the Company converted 70,000 shares of Preferred C to 70,000 shares of restricted common  stock, and the warrants were cancelled in compliance with the Share Exchange Agreement (see Note 8 below).

XENACARE HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

NOTE 8. – SUBSEQUENT EVENTS

On August 5, 2008, the Company amended its April 23, 2008 sales agreement with Pure Laboratories, LLC to purchase all rights to SunPill™. This agreement supersedes the Company’s previous SunPill™ license agreement with Pure Laboratories, LLC dated February 8, 2007. The aggregate purchase price is 5% of gross sales capped at $2,500,000, payable quarterly at 5% of gross sales subject to an annual minimum payment of $75,000.